PROSPECTUS
                    Cash Account Trust
                    Service Shares



                    July 25, 2005


                    Money Market Portfolio

                    Government & Agency Securities
                    Portfolio

                    Tax-Exempt Portfolio
                    (Service Shares were formerly
                    known as Service Shares II)




                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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Table of Contents


   How the Portfolios Work                       How to Invest in the Portfolios

     3  Money Market Portfolio                    21  Policies You Should Know About

     8  Government & Agency Securities Portfolio  26  Understanding Distributions and Taxes

    12  Tax-Exempt Portfolio

    17  Other Policies and Risks

    17  Who Manages and Oversees the Portfolios

    19  Financial Highlights


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                                                            TICKER SYMBOL  CSAXX

Money Market Portfolio


The Portfolio's Main Investment Strategy


The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Service Shares' 7-day yield was 1.14%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

1995      5.13
1996      4.64
1997      4.80
1998      4.69
1999      4.38
2000      5.63
2001      3.33
2002      0.73
2003      0.18
2004      0.36


2005 total return as of June 30: 0.84%
For the periods included in the bar chart:
Best Quarter: 1.46%, Q3 2000      Worst Quarter: 0.01%, Q4 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------
1 Year                              5 Years                  10  Years
--------------------------------------------------------------------------------
0.36%                                 2.02%                   3.36%
--------------------------------------------------------------------------------


Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Service Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------


Shareholder Fees (%)
(paid directly from your investment)                None
------------------------------------------------------------
Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
------------------------------------------------------------
Management Fee                                   0.16%
------------------------------------------------------------
Distribution (12b-1) Fee                         0.60
------------------------------------------------------------
Other Expenses*                                  0.31
------------------------------------------------------------
Total Annual Portfolio Operating Expenses        1.07
------------------------------------------------------------
Expense Reimbursements**                         0.07
------------------------------------------------------------
Net Annual Operating Expenses**                  1.00
------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets.

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Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $102          $333         $583                      $1,299
--------------------------------------------------------------------------------

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                                                           TICKER SYMBOL  CAGXX

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Service Shares' 7-day yield was 0.92%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

1995      5.19
1996      4.70
1997      4.79
1998      4.56
1999      4.21
2000      5.49
2001      3.18
2002      0.77
2003      0.15
2004      0.19


2005 total return as of June 30: 0.81%
For the periods included in the bar chart:
Best Quarter: 1.43%, Q3 2000         Worst Quarter: 0.01%, Q2 2004



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

1 Year                              5 Years                  10 Years
--------------------------------------------------------------------------------
0.19%                                 1.93%                   3.30%
-------------------------------------------------------------------------------


Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Service Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)               None
-----------------------------------------------------------
Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
-----------------------------------------------------------
Management Fee                                   0.16%
-----------------------------------------------------------
Distribution (12b-1) Fee                         0.60
-----------------------------------------------------------
Other Expenses*                                  0.56
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses        1.32
-----------------------------------------------------------
Expense Reimbursements**                         0.32
-----------------------------------------------------------
Net Annual Operating Expenses**                  1.00
-----------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $102          $387         $693                      $1,562
--------------------------------------------------------------------------------

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Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain tax issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Service Shares, formerly known as Service Shares II, would have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Service Shares returns over different periods have averaged out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Service Shares commenced operations on May 13, 2005. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's Scudder Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of Service Shares.

The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA

2000      3.23
2001      1.88
2002      0.45
2003      0.10
2004      0.26


2005 total return as of June 30: 0.59%
For the periods included in the bar chart:
Best Quarter: 0.85%, Q4 2000         Worst Quarter: 0.01%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

 1 Year                 5 Years                  Since Inception*
--------------------------------------------------------------------------------
  0.26%                  1.18%                        1.21%
--------------------------------------------------------------------------------

* Commencement of operations for Scudder Tax-Exempt Cash Institutional Shares was on November 17, 1999.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Service Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Service Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)               None
-----------------------------------------------------------
Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
-----------------------------------------------------------
Management Fee                                   0.16%
-----------------------------------------------------------
Distribution (12b-1) Fee                         0.60
-----------------------------------------------------------
Other Expenses*                                  0.31
-----------------------------------------------------------
Total Annual Portfolio Operating Expenses        1.07
-----------------------------------------------------------
Less Expense Waiver/Reimbursement**              0.07
-----------------------------------------------------------
Net Annual Operating Expenses**                  1.00
-----------------------------------------------------------

* Other expenses are estimated since no Service Shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Other expenses include costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Service Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $102          $333         $583                      $1,299
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.

o Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). Each portfolio's Statement of Additional Information includes a description of the portfolios' policies and procedures with respect to the disclosure of a portfolio's portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

---------------------------------------------------------------------
Portfolio Name                                        Fee Paid
---------------------------------------------------------------------

Money Market Portfolio                                  0.16%
---------------------------------------------------------------------
Government & Agency Securities                          0.16%
Portfolio
---------------------------------------------------------------------
Tax-Exempt Portfolio                                    0.16%
---------------------------------------------------------------------


Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serve as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page). Money Market Portfolio -- Service Shares

--------------------------------------------------------------------------------
Years Ended April 30,     200        2004         2003       2002        2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,
beginning of period   $   1.00    $   1.00     $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income     .008       .0009         .005         .02        .05
--------------------------------------------------------------------------------
Less distributions
from net investment
income                  (.008)     (.0009)       (.005)       (.02)      (.05)
--------------------------------------------------------------------------------
Net asset value, end
of period             $   1.00    $   1.00     $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)          .82^a        .10^a        .53        2.02^a     5.52^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of
period ($ millions)         .4           1            2       6,753      7,630
--------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)            1.07        1.05         1.20        1.18      1.11^b
--------------------------------------------------------------------------------
Ratio of expenses
after expense
reductions (%)             1.05        1.05         1.20        1.06      1.01^b
--------------------------------------------------------------------------------
Ratio of net
investment income (%)      .89         .11          .52        2.00       5.37
--------------------------------------------------------------------------------


^a   Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.09% and 1.00%, respectively.

Government & Agency Securities Portfolio -- Service Shares

--------------------------------------------------------------------------------
Years Ended April 30,     2005       2004        2003        2002        2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,
beginning of period  $   1.00     $   1.00     $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment
income                   .006        .0007         .006         .02        .05
--------------------------------------------------------------------------------
Less distributions
from net investment
income                 (.006)      (.0007)       (.006)       (.02)      (.05)
--------------------------------------------------------------------------------
Net asset value, end
of period            $   1.00     $   1.00     $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)         .64^a       .07^a          .57       1.91^a     5.41^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of
period ($ millions)        .3           .4            1         418        534
--------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)           1.32         1.31         1.07        1.05      1.10^b
--------------------------------------------------------------------------------
Ratio of expenses
after expense
reductions (%)           1.24         1.06         1.07        1.05      1.01^b
--------------------------------------------------------------------------------
Ratio of net
investment income (%)     .66          .07          .58        1.90       5.27
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.08% and 1.00%, respectively.

Since there were no Tax-Exempt Portfolio -- Service Shares shares issued as of the portfolio's fiscal year end, no financial highlights data is available for that class. Below are the financial highlights for Tax-Exempt Portfolio -- Scudder Tax-Exempt Cash Institutional Shares, on which the imputed performance on page 15 is based.

Tax-Exempt Portfolio -- Scudder Tax-Exempt Cash Institutional Shares

--------------------------------------------------------------------------------
Years Ended April 30,     2005        2004        2003       2002        2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,
beginning of period     $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income       .014       .009        .012         .02        .04
--------------------------------------------------------------------------------
Less distributions from
net investment income      (.014)     (.009)      (.012)       (.02)      (.04)
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.38        .86        1.17        1.98       4.00
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of
period ($ millions)          413        331         284         202        182
--------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)               .21        .20         .23         .21       .21^a
--------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       .20        .20         .23         .21       .21^a
--------------------------------------------------------------------------------
Ratio of net investment
income (%)                  1.38        .85        1.18        1.95       3.89
--------------------------------------------------------------------------------


^a The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .21%.

--------------------------------------------------------------------------------

How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by a portfolio.

Keep in mind that the information in this prospectus applies only to the class disclosed in this prospectus. The Money Market Portfolio has eight other share classes; Tax-Exempt Portfolio has five other share classes; and Government & Agency Securities Portfolio has four other share classes. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan

Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.60% of each portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for
Tax-Exempt Portfolio.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will be notified.

The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through your financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to a portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by a portfolio, the size of the order submitted, general market conditions and the availability of investments for a portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number, you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557 Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although those set by each portfolio are as follows:

o    Minimum initial investment: $1,000

o    Minimum additional investment: $100

o    Minimum investment with an automatic investment plan: $50

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in a portfolio and, accordingly, the Board of the portfolios has not approved any policies and procedures designed to limit this activity. However, each portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not offer share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed when exchanging or redeeming shares or accompanied by a duly executed stock power. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES        =  NAV
                 ----------------------------------
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o for each portfolio, except Money Market Portfolio, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of a portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale. For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of a portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronicaly at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.

SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov

SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio

                           Premier Money Market Shares

                                                P R O S P E C T U S

                                                July 25, 2005

                                                Money Market Portfolio

                                                Government & Agency
                                                Securities Portfolio

                                                Tax-Exempt Portfolio

                                                Treasury Portfolio




                                                As with all mutual funds, the
                                                Securities and Exchange
                                                Commission (SEC) does not
                                                approve or disapprove these
                                                shares or determine whether the
                                                information in this prospectus
                                                is truthful or complete. It is a
                                                criminal offense for anyone to
                                                inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

P R E M I E R   M O N E Y   M A R K E T   S H A R E S


How the Portfolios Work                              How to Invest in the Portfolios

  3  Money Market Portfolio                           27  Policies You Should Know About

  8  Government & Agency Securities Portfolio         33  Understanding Distributions and Taxes

 12  Tax-Exempt Portfolio

 17  Treasury Portfolio

 21  Other Policies and Risks

 22  Who Manages and Oversees the Portfolios

 24  Financial Highlights

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CPRXX

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Premier Money Market Shares 7-day yield was 1.25%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2001          3.40
2002          0.98
2003          0.21
2004          0.44

2005 total return as of June 30: 0.89%

For the period included in the bar chart:

Best Quarter: 1.24%, Q1 2001      Worst Quarter: 0.02%, Q4 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

                1 Year                              Since Inception*
--------------------------------------------------------------------------------
                0.44%                                    2.03%
--------------------------------------------------------------------------------

* Inception date is December 23, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                               None
(paid directly from your investment)
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.57
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     0.98
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $100          $312         $542                      $1,201
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CPGXX

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Premier Money Market Shares 7-day yield was 1.25%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2001      3.29
2002      0.90
2003      0.17
2004      0.37

2005 total return as of June 30: 0.88%

For the period included in the bar chart:

Best Quarter: 1.23%, Q1 2001      Worst Quarter: 0.02%, Q1 2004



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

               1 Year                              Since Inception*
--------------------------------------------------------------------------------
                0.37%                                    1.93%
--------------------------------------------------------------------------------

* Commencement of operations was on March 1, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                            None
(paid directly from your investment)
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.62
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     1.03
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $105          $328         $569                      $1,259
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL ITRXX

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.

The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Premier Money Market Shares taxable equivalent yield was 1.40%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2001      1.93
2002      0.55
2003      0.13
2004      0.32

2005 total return as of June 30: 0.58%

For the period included in the bar chart:

Best Quarter: 0.64%, Q1 2001      Worst Quarter: 0.18%, Q4 2004


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

                          1 Year                              Since Inception*
--------------------------------------------------------------------------------
                           0.32%                                    1.18%
--------------------------------------------------------------------------------

* Commencement of operations was on March 7, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                            None
(paid directly from your investment)
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.55
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     0.96
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year              3 Years              5 Years                10 Years
--------------------------------------------------------------------------------
     $98                  $306                $531                   $1,178
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL IEXXX

Treasury Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in short-term US Treasury securities or in repurchase agreements backed by US Treasury securities. The timely payment of principal and interest on these securities is guaranteed by the full faith and credit of the US government. The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). However, everything the portfolio buys must meet the rules for money market portfolio investments.

While we give priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio seeks to achieve its goal of current income by investing only in US Treasury securities paying a fixed, variable or floating interest rate and repurchase agreements backed by obligations of the US Treasury and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. Portfolio securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio exclusively invests in the following types of investments:

o US Treasury obligations, either directly or through repurchase agreements. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Income paid on US Treasury securities is usually free from state and local income taxes and, for most portfolio shareholders, the bulk of portfolio distributions will be free from these taxes as well (although not from federal income tax).

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US Treasury securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This, in turn, could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Premier Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premier Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Premier Money Market Shares 7-day yield was 0.94%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2001      2.98
2002      0.82
2003      0.21
2004      0.36

2005 total return as of June 30: 0.81%

For the period included in the bar chart:

Best Quarter: 1.21%, Q1 2001      Worst Quarter: 0.01%, Q1 2004


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

                          1 Year                              Since Inception*
--------------------------------------------------------------------------------
                           0.36%                                    1.72%
--------------------------------------------------------------------------------

* Commencement of operations was on April 28, 2000.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Premier Money Market Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premier Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)                            None
(paid directly from your investment)
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.15%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                        0.25
--------------------------------------------------------------------------------
Other Expenses*                                 0.85
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     1.25
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premier Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year            3 Years            5 Years                   10 Years
--------------------------------------------------------------------------------
     $127               $397              $686                      $1,511
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, Treasury Portfolio's Board could change the portfolio's investment goal without seeking shareholder approval.

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. For Treasury Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in short-term US Treasury securities or in repurchase agreements backed by treasury securities.

o Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolios' policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                   Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio            0.16%
--------------------------------------------------------------------------------
Government & Agency Securities    0.16%
Portfolio
--------------------------------------------------------------------------------
Tax-Exempt Portfolio              0.16%
--------------------------------------------------------------------------------
Treasury Portfolio                0.15%
--------------------------------------------------------------------------------

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Premier Money Market Shares


--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .009       .001        .007         .02        .05
--------------------------------------------------------------------------------
Less distributions from    (.009)     (.001)      (.007)       (.02)      (.05)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)             .94        .11^a       .75        2.14       5.56^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of         3,381      2,925       3,023       2,552      2,236
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .98       1.06         .93         .97        .97^b
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .98       1.05         .93         .97        .96^b
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment      .95        .11         .77        2.09       5.37
income (%)
--------------------------------------------------------------------------------

^a  Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization were .95% and .95%, respectively.

Government & Agency Securities Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .009       .001        .006         .02        .05
--------------------------------------------------------------------------------
Less distributions from    (.009)     (.001)      (.006)       (.02)      (.05)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)             .87^a      .11^a       .65        2.03       5.46^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of         1,800      1,555       1,724       1,384      1,300
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses           1.03       1.03         .97         .98        .98^b
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after     1.03       1.02         .97         .98        .97^b
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment      .87        .11         .68        1.97       5.24
income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .96% and .96%, respectively.

Tax-Exempt Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .006      .0009        .004         .01        .03
--------------------------------------------------------------------------------
Less distributions from    (.006)    (.0009)      (.004)       (.01)      (.03)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)             .61^c      .09^a       .42        1.25       3.21
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           121        174         182         101         87
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .96       1.05         .96         .91        .97^b
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .96        .96         .96         .91        .97^b
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment      .63        .09         .44        1.25       3.06
income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^b The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .97%.

^c Total return includes income resulting from a short term capital gain distribution. Without this distribution, total return would have been .60%.

Treasury Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended March 31,            2005      2004       2003     2002    2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of  $  1.00   $  1.00    $  1.00   $ 1.00  $ 1.00
period
--------------------------------------------------------------------------------
Net investment income             .007      .001       .007      .02     .05
--------------------------------------------------------------------------------
Less distributions from net      (.007)    (.001)     (.007)    (.02)   (.05)
investment income
--------------------------------------------------------------------------------
Net asset value, end of period $  1.00   $  1.00    $  1.00   $ 1.00  $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                   .68^b     .10^b      .69^b   1.99    5.04^b**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period           34        30         31       21      22
($ millions)
--------------------------------------------------------------------------------
Ratio of expenses before          1.25      1.28        .95      .93    1.12^c*
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after            .99       .98        .94      .93    1.00^c*
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment            .66       .11        .73     2.16    5.20*
income (%)
--------------------------------------------------------------------------------

^a For the period April 28, 2000 (commencement of operations of Premier Money Market Shares) to March 31, 2001.

^b   Total return would have been lower had certain expenses not been reduced.

^c The ratios of operating expenses excluding costs incurred with a fund complex reorganization in fiscal 2001 before and after expense reductions were 1.10% and 1.00%, respectively.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolios.

Keep in mind that the information in this prospectus applies only to each portfolio's Premier Money Market Shares. Money Market Portfolio has eight other share classes; Tax-Exempt Portfolio has five other share classes; Government & Agency Securities Portfolio has four other share classes; and Treasury Portfolio has one other share class. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan

Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.25% of each portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will be notified.

Each portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

For Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolios' transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when:
1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although those set by each portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $100

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in a portfolio and, accordingly, the Board of a portfolio has not approved any policies and procedures designed to limit this activity. However, a portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                -------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o for each portfolio, except Money Market Portfolio, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust a portfolio's investment minimums at any time). All orders to purchase shares of the fund are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund.

Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio and Treasury Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of a portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.

SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov



SEC File Numbers:

Cash Account Trust                  811-5970
Money Market Portfolio

Government & Agency Securities
Portfolio

Tax-Exempt Portfolio

Investors Cash Trust                811-6103
Treasury Portfolio

                 Institutional Money
                 Market Shares



                                                PROSPECTUS

                                                July 25, 2005

                                                Money Market Portfolio








                                                As with all mutual funds, the
                                                Securities and Exchange
                                                Commission (SEC) does not
                                                approve or disapprove these
                                                shares or determine whether the
                                                information in this prospectus
                                                is truthful or complete. It is a
                                                criminal offense for anyone to
                                                inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

MONEY MARKET PORTFOLIO -- INSTITUTIONAL MONEY MARKET SHARES


   How the Portfolio Works                                      How to Invest in the Portfolio

     3  The Portfolio's Main Investment Strategy                 11  Policies You Should Know About

     4  The Main Risks of Investing in the Portfolio             16  Understanding Distributions and Taxes

     6  The Portfolio's Performance History

     7  How Much Investors Pay

     8  Other Policies and Risks

     8  Who Manages and Oversees the Portfolio

    10  Financial Highlights

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CXIXX
Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Institutional Money Market Shares 7-day yield was 1.98%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2000      6.42
2001      4.14
2002      1.65
2003      1.01
2004      1.21


2005 total return as of June 30: 1.26%

For the periods included in the bar chart:

Best Quarter: 1.65%, Q3 2000                 Worst Quarter: 0.22%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           1.21%                      2.86%                      3.22%
--------------------------------------------------------------------------------

* Inception date is January 22,1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. To find out current Institutional Money Market Shares performance, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)            None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                  0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                0.01
--------------------------------------------------------------------------------
Other Expenses*                                 0.07
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**     0.24
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Institutional Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year             3 Years             5 Years                   10 Years
--------------------------------------------------------------------------------
     $25                 $77                $135                       $306
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young, LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Institutional Shares


--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003       2002        2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .017       .009        .014         .03        .06
--------------------------------------------------------------------------------
Less distributions from   (.017)     (.009)      (.014)       (.03)      (.06)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.69        .93        1.45^a      2.85^a     6.32^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of            75        106         110         100        287
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .24        .24         .31         .25        .27
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .24        .24         .25         .23        .25
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     1.69        .92        1.44        2.83       6.25
income (%)
--------------------------------------------------------------------------------

^a    Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Money Market Shares. The portfolio has eight other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Institutional Money Market Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of up to 0.075% of the portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $100 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business and organization accounts may require additional documentation. Please contact your financial advisor for more information.

Your financial advisor may set its own minimum investments, although the minimum initial investment set by the portfolio is $250,000.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the share class of the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $100,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 537-3177.


SEC

Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov



SEC File Number

Cash Account Trust                  811-5970

                 Institutional Select Money Market Shares




                                                PROSPECTUS

                                                July 25, 2005

                                                Money Market Portfolio




                                                As with all mutual funds, the
                                                Securities and Exchange
                                                Commission (SEC) does not
                                                approve or disapprove these
                                                shares or determine whether the
                                                information in this prospectus
                                                is truthful or complete. It is a
                                                criminal offense for anyone to
                                                inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

MONEY MARKET PORTFOLIO -- INSTITUTIONAL SELECT MONEY MARKET SHARES


How the Portfolio Works                                         How to Invest in the Portfolio
  3   The Portfolio's Main Investment Strategy                   12   Policies You Should Know About

  4   The Main Risks of Investing in the Portfolio               16   Understanding Distributions and Taxes
  6   The Portfolio's Performance History

  7   How Much Investors Pay

  8   Other Policies and Risks

  9   Who Manages and Oversees the Portfolio

 11   Financial Highlights

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL CINXX
Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Select Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Select Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Institutional Select Money Market Shares' 7-day yield was 2.04%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2003      1.07
2004      1.26




2005 total return as of June 30: 1.29%

For the periods included in the bar chart:

Best Quarter: 0.45%, Q4 2004                 Worst Quarter: 0.23%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004            Institutional Shares
--------------------------------------------------------------------------------

                         1 Year                             Since Inception*
--------------------------------------------------------------------------------

                         1.26%                                1.18%
--------------------------------------------------------------------------------

* Inception date is December 2, 2002.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. To find out current Institutional Select Money Market Shares performance, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Select Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                             0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                            None
--------------------------------------------------------------------------------
Other Expenses*                                                            0.04
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                                0.20
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Institutional Select Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

------------------------------------------------------
    1 Year       3 Years      5 Years      10 Years
------------------------------------------------------
     $20           $64          $113         $255
------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

o The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.


For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.


The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Institutional Select Money Market Shares

--------------------------------------------------------------------------------
Years Ended April 30,                              2005        2004       2003^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period           $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income                              .017        .010       .005
--------------------------------------------------------------------------------
Less distributions from net investment income    (.017)      (.010)      (.005)
--------------------------------------------------------------------------------
Net asset value, end of period                 $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)                                   1.75         .99        .52**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)             .001        .001       .001
--------------------------------------------------------------------------------
Ratio of expenses (%)                               .20         .18        .19*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                 1.73         .98       1.33*
--------------------------------------------------------------------------------

a For the period from December 2, 2002 (commencement of sales of Institutional Select Money Market Shares) to April 30, 2003.

*   Annualized

**  Not annualized

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Select Money Market Shares. The portfolio has eight other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Householding
In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time. As noted earlier, the portfolio seeks to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Telephone Transactions. You are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 537-3177 at a later date.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Your financial advisor may set its own minimum investments, although the minimum initial investment set by the portfolio is $1,000,000.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the share class of the portfolio uses the following equation:

         TOTAL ASSETS - TOTAL LIABILITIES
      ---------------------------------------   = NAV
        TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $100,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing


Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 537-3177.

SEC

Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov


SEC File Number

Cash Account Trust                  811-5970

       Premium Reserve Money
       Market Shares


                    P R O S P E C T U S

                    July 25, 2005

                    Money Market Portfolio

                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


MONEY MARKET PORTFOLIO -- PREMIUM RESERVE MONEY MARKET SHARES


How the Portfolio Works                            How to Invest in the Portfolio

  3  The Portfolio's Main Investment Strategy       11  Policies You Should Know About

  4  The Main Risks of Investing in the Portfolio   16  Understanding Distributions and Taxes

  6  The Portfolio's Performance History

  7  How Much Investors Pay

  8  Other Policies and Risks

  8  Who Manages and Oversees the Portfolio

 10  Financial Highlights


--------------------------------------------------------------------------------
                                                            TICKER SYMBOL  CXPXX

Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high-quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History


The bar chart shows how the total returns for the portfolio's Premium Reserve Money Market Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Premium Reserve Money Market Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Premium Reserve Money Market Shares 7-day yield was 1.67%. To learn the current 7-day yield, investors may call the portfolio's Shareholder Service Agent at (800) 231-8568.

The 7-day yield, which is often referred to as the "current yield," is the income generated by the portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------


THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      5.96
2001      3.80
2002      1.30
2003      0.67
2004      0.91

2005 total return as of June 30: 1.09%
For the periods included in the bar chart:
Best Quarter: 1.54%, Q3 2000                    Worst Quarter: 0.14%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------
   1 Year                      5 Years                          Since Inception*
--------------------------------------------------------------------------------
   0.91%                         2.51%                                2.85%
--------------------------------------------------------------------------------

*    Inception date is January 22, 1999.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. To find out current Premium Reserve Money Market Shares performance, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Premium Reserve Money Market Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

------------------------------------------------------------------
Fee Table
------------------------------------------------------------------

Shareholder Fees (%)                                    None
(paid directly from your investment)
------------------------------------------------------------------
Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
------------------------------------------------------------------
Management Fee                                     0.16%
------------------------------------------------------------------
Distribution/Service (12b-1) Fee                   0.10
------------------------------------------------------------------
Other Expenses*                                    0.30
------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**        0.56
------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Premium Reserve Money Market Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $57           $179         $313                       $701
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

o The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Premium Reserve Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2005        2004        2003       2002        2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,
beginning of period     $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income       .014       .006        .011         .03        .06
--------------------------------------------------------------------------------
Less distributions from
net investment income     (.014)     (.006)      (.011)       (.03)      (.06)
--------------------------------------------------------------------------------
Net asset value, end of
period                  $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)            1.36        .63        1.06        2.56       5.87
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of
period ($ millions)          327        257         132         133        105
--------------------------------------------------------------------------------
Ratio of expenses (%)        .56        .53         .58         .52        .67
--------------------------------------------------------------------------------
Ratio of net investment
income (%)                  1.37        .63        1.12        2.54       5.54
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Premium Reserve Money Market Shares. The portfolio has eight other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Premium Reserve Money Market Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.10% of that portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 231-8568.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and

4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions, and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions on purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you make a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In Case of Errors or Questions about Your Transactions or Pre-Authorized Transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

If your shares are registered directly with the portfolio's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

Scudder Investments Service Company
Attention: Transaction Processing
P.O. Box 219557
Kansas City, MO 64121

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Your financial advisor may set its own minimum investments, although those set by the portfolio are as follows:

o  Minimum initial investment: $1,000

o  Minimum additional investment: $50

o  Minimum investment with an automatic investment plan: $50

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                 ----------------------------------       =  NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in portfolio shares (at NAV) or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov


SEC File Number
Cash Account Trust                  811-5970

                           Capital Assets Funds Shares

                                                P R O S P E C T U S

                                                July 25, 2005

                                                Money Market Portfolio

                                                Government & Agency
                                                Securities Portfolio

                                                Tax-Exempt Portfolio


                                                As with all mutual funds, the
                                                Securities and Exchange
                                                Commission (SEC) does not
                                                approve or disapprove these
                                                shares or determine whether the
                                                information in this prospectus
                                                is truthful or complete. It is a
                                                criminal offense for anyone to
                                                inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


   How the Portfolios Work                              How to Invest in the Portfolios

     3  Money Market Portfolio                           21  Policies You Should Know About

     8  Government & Agency Securities Portfolio         25  Understanding Distributions and Taxes

    12  Tax-Exempt Portfolio

    17  Other Policies and Risks

    17  Who Manages and Oversees the Portfolios

    19  Financial Highlights

--------------------------------------------------------------------------------

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Capital Assets Funds Shares commenced operations on May 13, 2005. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2000      5.62
2001      3.35
2002      0.88
2003      0.24
2004      0.44


2005 total return as of June 30: 0.88%

For the periods included in the bar chart:

Best Quarter: 1.46%, Q3 2000      Worst Quarter: 0.03%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

              1 Year                   5 Years                  Since Inception*
--------------------------------------------------------------------------------
               0.44%                     2.08%                   2.43%
--------------------------------------------------------------------------------

* Commencement of operations for Institutional Money Market Shares was on January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)             None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                   0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         0.33
--------------------------------------------------------------------------------
Other Expenses*                                  0.54
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses        1.03
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**              0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                  1.00
--------------------------------------------------------------------------------


* Other Expenses are estimated since no Capital Assets Funds Shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Other Expenses include costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses), this example helps you compare the portfolio's Capital Assets Funds Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $102          $325         $566                      $1,257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Government & Agency Securities Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Capital Assets Funds Shares commenced operations on May 13, 2005. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's Premier Money Market Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2001      3.29
2002      0.90
2003      0.17
2004      0.37


For the periods included in the bar chart:

Best Quarter: 1.23%, Q1 2001      Worst Quarter: 0.02%, Q4 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

                         1 Year                              Since Inception*
--------------------------------------------------------------------------------
                         0.37%                                    1.93%
--------------------------------------------------------------------------------

*    Commencement of operations for Premier Money Market Shares was on March 1,
     2000.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)              None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                   0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         0.33
--------------------------------------------------------------------------------
Other Expenses*                                  0.54
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**      1.03
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**              0.03
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                  1.00
--------------------------------------------------------------------------------

* Other Expenses are estimated since no Capital Assets Funds Shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Other Expenses include costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses), this example helps you compare the portfolio's Capital Assets Funds Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years                   10 Years
--------------------------------------------------------------------------------
     $102          $325         $566                      $1,257
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax-Exempt Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Capital Assets Funds Shares commenced operations on May 13, 2005. In the bar chart and table, the performance figures prior to May 13, 2005 are based on the historical performance of the portfolio's Scudder Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Shares.

The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2000      3.23
2001      1.88
2002      0.45
2003      0.10
2004      0.26


2005 total return as of June 30: 0.59%

For the periods included in the bar chart:

Best Quarter: 0.85%, Q4 2000      Worst Quarter: 0.01%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

              1 Year                   5 Years                  Since Inception*
--------------------------------------------------------------------------------
               0.26%                     1.18%                   1.21%
--------------------------------------------------------------------------------

* Commencement of operations for Scudder Tax-Exempt Cash Institutional Shares was on November 17, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)             None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                   0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                         0.33
--------------------------------------------------------------------------------
Other Expenses*                                  0.55
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses        1.04
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**              0.04
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                  1.00
--------------------------------------------------------------------------------

* Other Expenses are estimated since no Capital Assets Funds Shares were issued as of the portfolio's fiscal year end. Actual expenses may be differentdifferent. Other Expenses include costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.00% of average daily net assets.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above (including one year of capped expenses), this example helps you compare the portfolio's Capital Assets Funds Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year            3 Years            5 Years              10 Years
--------------------------------------------------------------------------------
     $120               $327              $570                 $1,267
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.

o Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolios' policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.


Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                       Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                0.16%
--------------------------------------------------------------------------------
Government & Agency Securities Portfolio              0.16%
--------------------------------------------------------------------------------
Tax-Exempt Portfolio                                  0.16%
--------------------------------------------------------------------------------

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

The Capital Assets Funds Shares for each portfolio commenced operations on May 13, 2005. Below are the financial highlights for another class of each portfolio, whose historical performance was used to impute the performance shown for the Capital Assets Funds Shares for each portfolio on the previous pages. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Institutional Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .017       .009        .014         .03        .06
--------------------------------------------------------------------------------
Less distributions from    (.017)     (.009)      (.014)       (.03)      (.06)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.69        .93        1.45^a      2.85^a     6.32^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of            75        106         110         100        287
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .24        .24         .31         .25        .27
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .24        .24         .25         .23        .25
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     1.69        .92        1.44        2.83       6.25
income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

Government & Agency Securities Portfolio -- Premier Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .009       .001        .006         .02        .05
--------------------------------------------------------------------------------
Less distributions from    (.009)     (.001)      (.006)       (.02)      (.05)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)             .87^a      .11^a       .65        2.03       5.46^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of         1,800      1,555       1,724       1,384      1,300
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses           1.03       1.03         .97         .98        .98^b
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after     1.03       1.02         .97         .98        .97^b
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment      .87        .11         .68        1.97       5.24
income (%)
--------------------------------------------------------------------------------

^a   Total return would have been lower had certain expenses not been reduced.

^b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .96% and .96%, respectively.


Tax-Exempt Portfolio -- Scudder Tax-Exempt Cash Institutional Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .014       .009        .012         .02        .04
--------------------------------------------------------------------------------
Less distributions from    (.014)     (.009)      (.012)       (.02)      (.04)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.38        .86        1.17        1.98       4.00
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           413        331         284         202        182
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .21        .20         .23         .21        .21^a
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .20        .20         .23         .21        .21^a
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     1.38        .85        1.18        1.95       3.89
income (%)
--------------------------------------------------------------------------------

^a The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .21%.

--------------------------------------------------------------------------------

How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial institutions may charge fees separate from those charged by the portfolios.

Keep in mind that the information in this prospectus applies only to each portfolio's Capital Assets Funds Shares. The Money Market Portfolio has eight other share classes; Government & Agency Securities Portfolio has four other share classes; and Tax-Exempt Portfolio has five other share classes. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan

Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for Capital Assets Funds Shares. Under the 12b-1 plan, each portfolio's Capital Assets Funds Shares pay an annual distribution fee, payable monthly, of 0.33% of the average daily net of Capital Assets Funds Shares. Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (888) 466-4250.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share prices every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will be notified.

The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial consultant to forward your order to the transfer agent in a timely manner.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wires that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial consultant.

Your financial institution may set its own minimum investments, although those set by each portfolio are $1,000 for the minimum initial investment.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial consultant for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in a portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, each portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not offer share certificates.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                -------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a portfolio's best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o for Government & Agency Securities and Tax-Exempt Portfolios, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.

o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares.

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale. For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of a portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, ADP Clearing and Outsourcing Services, Inc. or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee.

SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov


SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio

                              Prospectus

                                          July 25, 2005





                                          Money Market Portfolio

                                          Capital Assets Funds
                                          Preferred Shares

















                                          As with all mutual funds, the
                                          Securities and Exchange Commission
                                          (SEC) does not approve or disapprove
                                          these shares or determine whether the
                                          information in this prospectus is
                                          truthful or complete. It is a criminal
                                          offense for anyone to inform you
                                          otherwise.

--------------------------------------------------------------------------------

Table of Contents

CASH ACCOUNT TRUST

MONEY MARKET PORTFOLIO -- CAPITAL ASSETS FUNDS PREFERRED SHARES


 How the Portfolio Works                    How to Invest in the Portfolio

   3  The Portfolio's Main Investment        13  Policies You Should Know About
      Strategy
                                             18  Understanding Distributions
   5  The Main Risks of Investing in             and Taxes
      the Portfolio

   7  The Portfolio's Performance
      History

   8  How Much Investors Pay

   9  Other Policies and Risks

  10  Who Manages and Oversees
      the Portfolio

  12  Financial Highlights

--------------------------------------------------------------------------------

Money Market Portfolio

The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including assetbacked commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Capital Assets Funds Preferred Shares commenced operations on May 23, 2005. In the bar chart and table, the performance figures prior to May 23, 2005 are based on the historical performance of the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Capital Assets Funds Preferred Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2000      6.04
2001      3.76
2002      1.29
2003      0.64
2004      0.84


2005 total return as of June 30: 1.08%

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000            Worst Quarter: 0.13%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------


            1 Year                 5 Years              Since Inception*
--------------------------------------------------------------------------------
             0.84%                  2.49%                    2.85%
--------------------------------------------------------------------------------

* Commencement of operations for Institutional Money Market Shares was on January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. ADP Clearing and Outsourcing Services, Inc., the sole sub-distributor of Capital Assets Funds Preferred Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay
The fee table describes the fees and expenses that you may pay if you buy and hold Capital Assets Funds Preferred Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                 None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                        0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                              0.20
--------------------------------------------------------------------------------
Other Expenses*                                       0.29
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses             0.65
--------------------------------------------------------------------------------
Less Expense Waiver/Reimbursement**                   0.05
--------------------------------------------------------------------------------
Net Annual Operating Expenses**                       0.60
--------------------------------------------------------------------------------

* Other Expenses are estimated since no Capital Assets Funds Preferred Shares were issued as of the portfolio's fiscal year end. Actual expenses may be different. Other Expenses include costs of shareholder servicing, custody and similar expenses which may vary with portfolio size and other factors.

** Through July 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.60% of average daily net assets.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the portfolio's Capital Assets Funds Preferred Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years            5 Years            10 Years
--------------------------------------------------------------------------------
         $61                 $203               $357                $806
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

o The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. Below is the actual rate paid by the portfolio for the most recent fiscal year, as a percentage of the portfolio's average daily net assets:

Portfolio Name                                   Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                            0.16%
--------------------------------------------------------------------------------

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder ffund's investment advisor has agreed to indemnify the applicable Scudder ffunds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation, or other subjects arising from or related to the pending inquiries. Based on currently available information, the fund's investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

The Capital Assets Funds Preferred Shares of the portfolio commenced operations on May 23, 2005 and therefore no financial information is available for those shares as of the portfolio's fiscal year end. Below are the financial highlights for the portfolio's Institutional Money Market Shares, whose historical performance was used to impute the performance shown for the Capital Assets Funds Preferred Shares on page 9. Information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Institutional Money Market Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .017       .009        .014         .03        .06
--------------------------------------------------------------------------------
Less distributions from    (.017)     (.009)      (.014)       (.03)      (.06)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.69        .93        1.45^a      2.85^a     6.32^a
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of            75        106         110         100        287
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses            .24        .24         .31         .25        .27
before expense
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after      .24        .24         .25         .23        .25
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     1.69        .92        1.44        2.83       6.25
income (%)
--------------------------------------------------------------------------------

^a Total return would have been lower had certain expenses not been reduced.

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial advisor.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial advisors may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Capital Assets Funds Preferred Shares. The portfolio has eight other share classes which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the Capital Assets Funds Preferred Shares that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, the Capital Assets Funds Preferred Shares pay an annual distribution fee, payable monthly, of 0.20% of the average daily net assets of Capital Assets Funds Preferred Shares. Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (888) 466-4250.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

There is no investment minimum for Capital Assets Funds Preferred Shares, however, your financial institution may set its own minimum investments.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial consultant for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not offer share certificates.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

                 TOTAL ASSETS - TOTAL
                      LIABILITIES
                ------------------------    = NAV
                  TOTAL NUMBER OF SHARES
                      OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase or redeem portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.

o the portfolio reserves the right at any time to change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolio does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is treated the same as a sale.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, ADP Clearing and Outsourcing Services, Inc. or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee.


SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov



SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
(07/25/05)

                                 Cash Account Trust



                                                Davidson Cash Equivalent Shares


                                                P R O S P E C T U S

                                                July 25, 2005



                                                Money Market Portfolio

                                                Government & Agency
                                                Securities Portfolio

                                                Tax-Exempt Portfolio







                                                As with all mutual funds, the
                                                Securities and Exchange
                                                Commission (SEC) does not
                                                approve or disapprove these
                                                shares or determine whether the
                                                information in this prospectus
                                                is truthful or complete. It is a
                                                criminal offense for anyone to
                                                inform you otherwise.

--------------------------------------------------------------------------------

  Table of Contents


   How the Portfolios Work                              How to Invest in the Portfolios

     3  Money Market Portfolio                           22  Policies You Should Know About

     8  Government & Agency Securities Portfolio         26  Understanding Distributions and Taxes

    12  Tax-Exempt Portfolio

    17  Other Policies and Risks

    18  Who Manages and Oversees the Portfolios

    20  Financial Highlights


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Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high-quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Davidson Cash Equivalent Shares commenced operations on September 27, 2004. As of December 31, 2004, the portfolio's Davidson Cash Equivalent Shares 7-day yield was 1.30%. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2000      5.56
2001      3.29
2002      0.82
2003      0.18
2004      0.41


2005 total return as of June 30: 0.91%

For the periods included in the bar chart:

Best Quarter: 1.45%, Q3 2000                 Worst Quarter: 0.01%, Q3 2003



--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           0.41%                      2.03%                      2.37%
--------------------------------------------------------------------------------

* Commencement of operations for Institutional Money Market Shares was on January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                  0.30
--------------------------------------------------------------------------------
Other Expenses*                                                           0.55
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               1.01
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
        $103                 $322                $558               $1,236
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.

Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o  it cannot sell the securities at the agreed-upon time and price; or

o  the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Davidson Cash Equivalent Shares commenced operations on September 27, 2004. As of December 31, 2004, the portfolio's Davidson Cash Equivalent Shares 7-day yield was 1.32%. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Premier Money Market Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2001      3.25
2002      0.87
2003      0.14
2004      0.36


2005 total return as of June 30: 0.90%

For the periods included in the bar chart:

Best Quarter: 1.22%, Q1 2001                 Worst Quarter: 0.01%, Q1 2004


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

                 1 Year                              Since Inception*
--------------------------------------------------------------------------------
                  0.36%                                    1.91%
--------------------------------------------------------------------------------

*    Commencement of operations for Premier Money Market Shares was on March 1,
     2000.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                 None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                  0.30
--------------------------------------------------------------------------------
Other Expenses*                                                           0.57
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               1.03
--------------------------------------------------------------------------------


* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
        $105                 $328                $569               $1,259
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Davidson Cash Equivalent Shares commenced operations on September 28, 2004. As of December 31, 2004, the portfolio's Davidson Cash Equivalent Shares 7-day yield was 1.08%. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Tax-Exempt Cash Institutional Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

2000      3.17
2001      1.82
2002      0.39
2003      0.04
2004      0.23


2005 total return as of June 30: 0.67%

For the periods included in the bar chart:

Best Quarter: 0.84%, Q4 2000                 Worst Quarter: 0.01%, Q3 2003


--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           0.23%                      1.12%                      1.16%
--------------------------------------------------------------------------------

* Commencement of operations for Tax-Exempt Cash Institutional Shares was on November 17, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                                  0.30
--------------------------------------------------------------------------------
Other Expenses*                                                           0.42
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               0.88
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
         $90                 $281                $488               $1,084
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.

o Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolios' policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment plat-form brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

--------------------------------------------------------------------------------
Portfolio Name                                                Fee Paid
--------------------------------------------------------------------------------
Money Market Portfolio                                           0.16%
--------------------------------------------------------------------------------
Government & Agency Securities Portfolio                         0.16%
--------------------------------------------------------------------------------
Tax-Exempt Portfolio                                             0.16%
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Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance for the most recent fiscal period. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).


Money Market Portfolio -- Davidson Cash Equivalent Shares

--------------------------------------------------------------------------------
                                                                          2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   1.00
--------------------------------------------------------------------------------
Net investment income                                                     .008
--------------------------------------------------------------------------------
Less distributions from net investment income                           (.008)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                                         .82**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     316
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.01*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .95*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                        1.48*
--------------------------------------------------------------------------------

^a For the period from September 27, 2004 (commencement of operations) to April 30, 2005.

^b   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Government & Agency Securities Portfolio -- Davidson Cash Equivalent Shares

--------------------------------------------------------------------------------
                                                                          2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   1.00
--------------------------------------------------------------------------------
Net investment income                                                     .008
--------------------------------------------------------------------------------
Less distributions from net investment income                            (.008)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                                         .80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     231
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           1.03*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .95*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                        1.46*
--------------------------------------------------------------------------------

^a For the period from September 27, 2004 (commencement of operations) to April 30, 2005.

^b   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized



Tax-Exempt Portfolio -- Davidson Cash Equivalent Shares

--------------------------------------------------------------------------------
                                                                          2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   1.00
--------------------------------------------------------------------------------
Net investment income                                                     .006
--------------------------------------------------------------------------------
Less distributions from net investment income                            (.006)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                                         .58**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      34
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                            .88*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                             .85*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                        1.03*
--------------------------------------------------------------------------------

^a For the period from September 28, 2004 (commencement of operations) to April 30, 2005.

^b   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

How  to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial institution.

If you are investing through a financial institution, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial institutions may charge fees separate from those charged by the portfolios.

Keep in mind that the information in this prospectus applies only to each portfolio's Davidson Cash Equivalent Shares. The Money Market Portfolio has eight other share classes; Government & Agency Securities Portfolio has four other share classes; and Tax-Exempt Portfolio has five other share classes. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan

Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.30% of each portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 332-5915.

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share prices every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will be notified.

The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Your financial consultant should be able to tell you when your order will be processed. It is the responsibility of your financial consultant to forward your order to the transfer agent in a timely manner.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that checks must be written for a minimum of $250 and you should not write checks for more than $5,000,000. Note as well that we cannot honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay:
10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial consultant.

Your financial institution may set its own minimum investments, although those set by each portfolio are $1,000 for the minimum initial investment.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial consultant for more information.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not offer share certificates.


How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

                  TOTAL ASSETS - TOTAL LIABILITIES
                ------------------------------------  = NAV
                 TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o for Government & Agency Securities and Tax-Exempt Portfolios, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, a portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.

o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.


Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares (at NAV).

For federal income tax purposes, distributions of investment income (other than "tax-exempt dividends" for the Tax-Exempt Portfolio) are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale. For most shareholders, dividends from the Tax-Exempt Portfolio are generally exempt from federal income tax, and a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

o With respect to the Tax-Exempt Portfolio, because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Tax-Exempt Portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, D.A. Davidson & Co. or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee.

SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov



SEC File Number:

Cash Account Trust                  811-5970

Money Market Portfolio
Government & Agency Securities
Portfolio
Tax-Exempt Portfolio

       Cash Account Trust

                    Davidson Cash Equivalent Plus Shares

                    PROSPECTUS

                    July 25, 2005

                    Money Market Portfolio

                    Government & Agency Securities Portfolio



                    As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

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  Table of Contents


   How the Portfolios Work                         How to Invest in the Portfolios

     3  Money Market Portfolio                      16  Policies You Should Know About

     8  Government & Agency Securities Portfolio    20  Understanding Distributions and Taxes

    12  Other Policies and Risks

    12  Who Manages and Oversees the Portfolios

    14  Financial Highlights


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Money Market Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks maximum current income consistent with stability of capital.


The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase.

o The portfolio buys US government debt obligations, money market instruments and other debt obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

o Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security's maturity.

o US government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US government.

o Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

o Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US government, banks (both US banks and US branches of foreign banks), corporations and municipalities. The portfolio will normally invest at least 25% of total assets in bank obligations.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Davidson Cash Equivalent Plus Shares commenced operations on September 28, 2004. As of December 31, 2004, the portfolio's Davidson Cash Equivalent Plus Shares 7-day yield was 1.45%. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Institutional Money Market Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Plus Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      5.71
2001      3.44
2002      0.97
2003      0.33
2004      0.56


2005 total return as of June 30: 0.99%
For the periods included in the bar chart:
Best Quarter: 1.48%, Q3 2000                    Worst Quarter: 0.05%, Q3 2003


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Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

          1 Year                     5 Years                Since Inception*
--------------------------------------------------------------------------------
           0.56%                      2.18%                      2.53%
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* Commencement of operations for Institutional Money Market Shares was on January 22, 1999.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Plus Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Plus Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.


--------------------------------------------------------------------------------
Fee Table
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Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses*                                                           0.41
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**                               0.82
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* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Plus Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.

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Example
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Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Plus Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
         $84                 $262                $455               $1,014
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Government & Agency Securities Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income consistent with stability of capital.


While the advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change.

The portfolio pursues its goal by investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities. The portfolio maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. Portfolio securities are denominated in US dollars and have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 12 months or less at the time of purchase. Although the US government guarantees the timely payment of interest and principal, it does not guarantee the market value of these obligations, which may change in response to changes in interest rates.


Principal investments

The portfolio primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued by the US government, its agencies and instrumentalities.

o Repurchase agreements for which the portfolio buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The portfolio may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the portfolio's high credit standards, its yield may be lower than the yields of money funds that do not limit their investments to US government and agency securities.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

o    it cannot sell the securities at the agreed-upon time and price; or

o    the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. Additionally, some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US government.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The Davidson Cash Equivalent Plus Shares commenced operations on October 4, 2004. As of December 31, 2004, the portfolio's Davidson Cash Equivalent Plus Shares 7-day yield was 1.47%. In the bar chart and table, the performance figures prior to September 27, 2004 are based on the portfolio's Premier Money Market Shares, adjusted to reflect the estimated annual operating expenses of Davidson Cash Equivalent Plus Shares.

The "total return" of the portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.


--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2001      3.29
2002      0.90
2003      0.17
2004      0.37

2005 total return as of June 30: 0.98%
For the periods included in the bar chart:
Best Quarter: 1.23%, Q1 2001                    Worst Quarter: 0.02%, Q1 2004


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Average Annual Total Returns as of 12/31/2004
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    1 Year                              Since Inception*
---------------------------------------------------------------------

     0.37%                                    1.93%
---------------------------------------------------------------------


*    Commencement of operations for Premier Money Market Shares was on March 1,
     2000.

Total returns would have been lower if operating expenses hadn't been reduced.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. D.A. Davidson & Co., the sole sub-distributor of Davidson Cash Equivalent Plus Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold Davidson Cash Equivalent Plus Shares of the portfolio. This information doesn't include any fees that may be charged by your financial consultant.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%) (paid directly from your investment)                  None
--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (%) (deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                                            0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                                          0.25
--------------------------------------------------------------------------------
Other Expenses*                                                           0.41
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Total Annual Portfolio Operating Expenses**                               0.82
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* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** The portfolio's distributor and D.A. Davidson & Company, the sole sub-distributor of the Davidson Cash Equivalent Plus Shares, have voluntarily agreed to waive or reimburse certain operating expenses from time to time in order to maintain portfolio expenses at agreed upon levels. This waiver or reimbursement arrangement may be terminated at any time at the option of the distributor and D.A. Davidson & Company, subject to the terms of their arrangement.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the costs above, this example helps you compare the portfolio's Davidson Cash Equivalent Plus Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

       1 Year               3 Years             5 Years            10 Years
--------------------------------------------------------------------------------
         $84                 $262                $455               $1,014
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there is additional information to know:

o For Government & Agency Securities Portfolio, the Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's policy of investing exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities and repurchase agreements backed by these securities.

o Each portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolios' Statement of Additional Information includes a description of the portfolios' policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolios.

If you want more information on a portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolios

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each portfolio's investment decisions, buys and sells securities for each portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from each portfolio. Below are the actual rates paid by each portfolio for the most recent fiscal year, as a percentage of each portfolio's average daily net assets:

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Portfolio Name                                                       Fee Paid
--------------------------------------------------------------------------------

Money Market Portfolio                                                 0.16%
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Government & Agency Securities Portfolio                               0.16%
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Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

These tables are designed to help you understand each portfolio's financial performance for the most recent fiscal period. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each portfolio's financial statements, is included in that portfolio's annual report (see "Shareholder reports" on the last page).

Money Market Portfolio -- Davidson Cash Equivalent Plus Shares

--------------------------------------------------------------------------------
                                                                         2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   1.00
--------------------------------------------------------------------------------
Net investment income                                                     .009
--------------------------------------------------------------------------------
Less distributions from net investment income                           (.009)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                                       .90**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     109
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .82*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .80*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       1.63*
--------------------------------------------------------------------------------


^a For the period from September 28, 2004 (commencement of operations) to April 30, 2005.

^b   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Government & Agency Securities Portfolio -- Davidson Cash Equivalent Plus Shares

--------------------------------------------------------------------------------
                                                                         2005^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                  $   1.00
--------------------------------------------------------------------------------
Net investment income                                                     .009
--------------------------------------------------------------------------------
Less distributions from net investment income                           (.009)
--------------------------------------------------------------------------------
Net asset value, end of period                                        $   1.00
--------------------------------------------------------------------------------
Total Return (%)^b                                                       .87**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      86
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .82*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .80*
--------------------------------------------------------------------------------
Ratio of net investment income (%)                                       1.62*
--------------------------------------------------------------------------------

^a For the period from October 4, 2004 (commencement of operations) to April 30, 2005.

^b   Total return would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

--------------------------------------------------------------------------------

How to Invest in the Portfolios

The following pages describe the main policies associated with buying and selling shares of the portfolios. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because these portfolios are available only through a financial institution, you should contact a representative of your financial institution for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through a financial institution.

If you are investing through a financial institution, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that financial institutions may charge fees separate from those charged by the portfolios.

Keep in mind that the information in this prospectus applies only to each portfolio's Davidson Cash Equivalent Plus Shares. The Money Market Portfolio has eight other share classes and Government & Agency Securities Portfolio has four other share classes. The portfolios' additional classes are described in separate prospectuses and have different fees, requirements and services.

Rule 12b-1 Plan

Each portfolio has adopted a plan under Rule 12b-1 that provides for fees payable as an expense of the class that are used by Scudder Distributors, Inc., as principal underwriter, to pay for distribution and services for that class. Under the 12b-1 plan, each portfolio pays an annual distribution fee, payable monthly, of 0.25% of each portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 332-5915.

Policies about transactions

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share prices every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

As noted earlier, each portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each portfolio then we may reject your application and order.

Each portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by each portfolio, after a reasonable effort to do so, you will be notified.

The portfolios generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial consultant to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Checkwriting lets you sell shares of a portfolio by writing a check. Your investment keeps earning dividends until your check clears. Please note that checks must be written for a minimum of $250 and you should not write checks for more than $5,000,000. Note as well that we cannot honor any check larger than your balance at the time the check is presented to us.

Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

Each portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of a portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolios accept payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial consultant.

Your financial institution may set its own minimum investments, although those set by each portfolio are $10,000 for the minimum initial investment.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial consultant for more information.

We do not offer share certificates.

How the portfolios calculate share price

To calculate the net asset value per share, or NAV, each portfolio uses the following equation:

                 TOTAL ASSETS - TOTAL LIABILITIES
                ----------------------------------        =  NAV
                TOTAL NUMBER OF SHARES OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in each portfolio's best interest or when each portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio's shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o for Government & Agency Securities Portfolio, pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a portfolio's net assets, whichever is less

o each portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons.

o each portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A portfolio's earnings are separate from any gains or losses stemming from your own purchase of shares.) A portfolio may not always pay a distribution for a given period.

Each portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolios may take into account capital gains and losses in their daily dividend declarations. The portfolios may make additional distributions for tax purposes if necessary.

Your dividends will be automatically reinvested in portfolio shares (at NAV), without sales charges.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The portfolios do not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale. For most shareholders, a portion of the dividends from the Government & Agency Securities Portfolio are generally exempt from state and local income taxes. However, a portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your portfolio prepares detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

To Get More Information

Shareholder reports -- These include commentary from each portfolio's management team about recent market conditions and the effects of a portfolio's strategies on its performance. They also have detailed performance figures, a list of everything each portfolio owns, and each portfolio's financial statements. Shareholders get the reports automatically.

Statement of Additional Information (SAI) -- This tells you more about a portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, D.A. Davidson & Co. or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolios at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee.

SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov

SEC File Number:

Cash Account Trust                  811-5970
Money Market Portfolio
Government & Agency Securities
Portfolio

                                                                         SCUDDER
                                                                     INVESTMENTS

                            Tax-Exempt Portfolio

                            Prospectus

--------------------------------------------------------------------------------
                            July 25, 2005
--------------------------------------------------------------------------------
                        |
                        |   Tax-Exempt Cash Managed Shares
                        |
                        |   Fund #248








As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------
Table of Contents

TAX-EXEMPT PORTFOLIO -- TAX-EXEMPT CASH MANAGED SHARES


How the Portfolio Works                      How to Invest in the Portfolio

  3  The Portfolio's Main Investment          13  Policies You Should Know About
     Strategy
                                              15  How to Buy Shares
  5  The Main Risks of Investing in
     the Portfolio                            16  How to Sell Shares

  7  The Portfolio's Performance              22  Understanding Distributions
     History                                      and Taxes

  8  How Much Investors Pay

  9  Other Policies and Risks

 10  Who Manages and Oversees
     the Portfolio

 12  Financial Highlights

--------------------------------------------------------------------------------
                                                             TICKER SYMBOL TXMXX

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

   - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

   - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

   - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

   - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.


Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfo-lio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Managed Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Managed Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Managed Shares' taxable equivalent yield was 2.30%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

---------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
---------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      3.79
2001      2.43
2002      1.01
2003      0.60
2004      0.87


2005 total return as of June 30: 0.88%

For the periods included in the bar chart:

Best Quarter: 0.99%, Q4 2000            Worst Quarter: 0.11%, Q3 2003

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
--------------------------------------------------------------------------------

          1 Year                     5 Years              Since Inception*
--------------------------------------------------------------------------------
           0.87%                      1.73%                     1.78%
--------------------------------------------------------------------------------

* Commencement of operations was on November 17, 1999.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Managed Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Managed Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                     None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                           0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                         0.15
--------------------------------------------------------------------------------
Other Expenses*                                          0.12
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**              0.43
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare this portfolio's Managed Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

       1 Year               3 Years             5 Years             10 Years
--------------------------------------------------------------------------------
         $44                 $138                 $241                $542
--------------------------------------------------------------------------------

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

o The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, 10154 makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).


Tax-Exempt Portfolio -- Managed Shares

--------------------------------------------------------------------------------
 Years Ended April 30,      2005       2004        2003        2002       2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,        $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
beginning of period
--------------------------------------------------------------------------------
Net investment income       .012       .006        .009         .02        .04
--------------------------------------------------------------------------------
Less distributions from    (.012)     (.006)      (.009)       (.02)      (.04)
net investment income
--------------------------------------------------------------------------------
Net asset value, end of $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
period
--------------------------------------------------------------------------------
Total Return (%)            1.20^a      .56         .91        1.71       3.73
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of           417        417         259         195        175
period ($ millions)
--------------------------------------------------------------------------------
Ratio of expenses (%)        .43        .43         .49         .45        .49
--------------------------------------------------------------------------------
Ratio of net investment     1.16        .62         .91        1.71       3.59
income (%)
--------------------------------------------------------------------------------

^a Total return includes income resulting from a nonrecurring adjustment in expenses. Without this adjustment, total return would have been 1.15%.

--------------------------------------------------------------------------------

How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Managed Shares. The portfolio has six other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Rule 12b-1 Plan

The portfolio has adopted a plan under Rule 12b-1 for the portfolio's Tax-Exempt Cash Managed Shares that authorizes the payment of an annual shareholder services fee, payable monthly, of 0.15% of the portfolio's average daily net assets. Because 12b-1 fees are paid out of the portfolio's assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

How to Buy Shares

Use these instructions to make investments.

Buying shares    First investment                   Additional investments
--------------------------------------------------------------------------------
                 $100,000 or more for all accounts  o $1,000 or more for regular accounts

                                                    o $100 or more for IRAs

                                                    o $50 or more with an
                                                      automatic investment plan
--------------------------------------------------------------------------------
By wire          o Call (800) 537-3177 to open an   o Instruct the wiring bank
                   account and get an account         to transmit the specified
                   number                             amount to UMB Bank, N.A.
                                                      with the information
                 o Please contact your financial      stated to the left.
                   advisor for more instructions
                   on purchase orders.

                 o Complete a purchase application
                   and send it to us at the
                   address below
--------------------------------------------------------------------------------
By mail or       o Fill out and sign a purchase     o Send a check and a letter
express mail       application                        with your name, account
(see below)                                           number, the full name of
                 o Send it to us at the address       the portfolio and class,
                   below, along with an investment    and your investment
                   check made out to "Tax-Exempt      instructions to us at the
                   Portfolio"                         address below
--------------------------------------------------------------------------------
With an          --                                  o To set up regular
automatic                                             investments, call
investment plan                                       (800) 537-3177
--------------------------------------------------------------------------------
Regular,         Scudder Investments Service Company, Institutional Funds Client
express,         Services
registered, or   222 South Riverside Plaza
certified mail:  Chicago, IL 60606
--------------------------------------------------------------------------------
Fax number:      (800) 537-9960
--------------------------------------------------------------------------------
E-Mail address:  ifunds@scudder.com
--------------------------------------------------------------------------------

How to Sell Shares

Use these instructions to sell shares in your account.

Selling shares
--------------------------------------------------------------------------------
By Expedited       If Expedited Redemption Service has been elected on the
Redemption Service Purchase Application on file with the transfer agent,
                   redemption of shares may be requested   by:

                   o telephoning Client Services at (800) 537-3177

                   o faxing a request to (800) 537-9960
--------------------------------------------------------------------------------
By mail, express   Write a letter that includes:
mail or fax
                   o the portfolio, class, and account number from which you
                     want to sell shares

                   o the dollar amount or number of shares you want to sell

                   o your name(s), signature(s), and address, as they appear on your account

                   o a daytime telephone number

                   Mail the letter to:

                     Scudder Investments Service Company
                     Institutional Funds Client Services
                     222 South Riverside Plaza
                     Chicago, IL 60606

                   or fax to:

                     (800) 537-9960
--------------------------------------------------------------------------------
By phone           o Call (800) 537-3177 for instructions
--------------------------------------------------------------------------------
With an automatic  o To set up regular cash payments from your account, call
investment plan      (800) 537-3177
--------------------------------------------------------------------------------
Using Checkwriting o Call (800) 537-3177
--------------------------------------------------------------------------------

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through financial advisors must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination, may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time for Tax-Exempt Portfolio will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Expedited Redemption Service allows you to have proceeds from your sale of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 12:00 p.m. Eastern time will be processed that day, and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

Checkwriting lets you sell portfolio shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $1,000 or for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. Please keep in mind that if you made a recent purchase by check and that check has not cleared yet, those funds will not be available for immediate redemption.

The portfolio accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem portfolio shares in your account to pay the entry to the third party originating the debit. Your portfolio account statement will show all ACH debit entries in your account. In case of errors or questions about your transactions or pre-authorized transfers please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first portfolio statement on which the transaction appears) if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor or investment firm must contact the Shareholder Service Agent within sixty (60) days of the portfolio sending you the first portfolio account statement on which an improper charge appears.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order. For other orders, money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power whenever exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

                TOTAL ASSETS - TOTAL
                    LIABILITIES
             --------------------------   = NAV
               TOTAL NUMBER OF SHARES
                     OUTSTANDING

The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o  withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below the required minimum; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example, we may adjust the portfolio's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing.


Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

Dividends from the portfolio are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that tax year.

To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 621-1048.
--------------------------------------------------------------------------------


Scudder Investments                          SEC
--------------------------------------------------------------------------------
Institutional Funds Client Services          Public Reference Section
222 South Riverside Plaza                    Washington, D.C. 20549-0102
Chicago, IL 60606-5808                       www.sec.gov
http://institutionalfunds.scudder.com        (202) 942-8090
(800) 537-3177





Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


SCUDDER
INVESTMENTS
                                           SEC File Number:
A Member of
Deutsche Asset Management [LOGO]           Cash Account Trust           811-5970

                                                                     SCUDDER
                                                                     INVESTMENTS

                            Tax-Exempt Portfolio


Prospectus

--------------------------------------------------------------------------------
                            July 25, 2005
--------------------------------------------------------------------------------

                            Scudder
                            Tax-Exempt Cash Institutional Shares
                            Fund #148




As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents


TAX-EXEMPT PORTFOLIO -- TAX-EXEMPT CASH INSTITUTIONAL SHARES



   How the Portfolio Works                  How to Invest in the Portfolio

     3  The Portfolio's Main Investment      13  Policies You Should Know About
        Strategy
                                             14  How to Buy Shares
     5  The Main Risks of Investing in
        the Portfolio                        15  How to Sell Shares

     7  The Portfolio's Performance          20  Understanding Distributions
        History                                  and Taxes

     8  How Much Investors Pay

     9  Other Policies and Risks

    10  Who Manages and Oversees
        the Portfolio

    12  Financial Highlights

--------------------------------------------------------------------------------
                                                           TICKER SYMBOL  SCIXX

Tax-Exempt Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital.


The portfolio normally invests at least 80% of net assets in municipal securities, the income from which is free from regular federal income tax and from alternative minimum tax (AMT). This policy is fundamental and may not be changed without shareholder approval.

This portfolio is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the portfolio's advisor gives priority to earning income and maintaining the value of the portfolio's principal at $1.00 per share, all money market instruments can change in value when interest rates or an issuer's creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with SEC Rule 2a-7. The portfolio follows two policies designed to maintain a stable share price:

o Portfolio securities are denominated in US dollars and generally have remaining maturities of 12 months or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their effective maturities to 12 months or less at the time of purchase.

o The portfolio buys short-term municipal obligations that at the time of purchase:

     - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

     - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

     - are unrated, but are determined to be of similar quality to one of the two highest short-term ratings by the advisor; or

     - have no short-term rating, but are rated in one of the top two highest long-term rating categories, or are determined to be of similar quality by the advisor.

Principal investments

The portfolio primarily invests in the following types of investments:

o Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The portfolio managers may invest up to 35% of the portfolio's net assets in MTRs.

o General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

o Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer's taxing power.

o Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

o Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

o Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

o Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The portfolio may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

o Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with a credit team, the portfolio managers screen potential issuers and develop a list of securities that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio primarily buys securities with remaining maturities of 12 months or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities market is narrower, less liquid and has fewer investors than the taxable market.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio's returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The portfolio's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds and notes. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the portfolio.

Special Tax Features. Political or legal actions could change the tax-exempt status of the portfolio's dividends. Also, to the extent that the portfolio invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the portfolio.

The Portfolio's Performance History

The bar chart shows how the total returns for the portfolio's Institutional Shares have varied from year to year, which may give some idea of risk. The table shows how the portfolio's Institutional Shares returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2004, the portfolio's Institutional Shares taxable equivalent yield was 2.68%. To learn the current yield, investors may call the portfolio's Shareholder Service Agent at (800) 537-3177.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the portfolio's tax-free yield. Yield is the income generated by a portfolio over a seven-day period. This amount is then annualized, which means that we assume the portfolio generates the same income every week for a year. The "total return" of a portfolio is the change in the value of an investment in the portfolio over a given period. Average annual returns are calculated by averaging the year-by-year returns of the portfolio over a given period.

---------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
---------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2000      4.06
2001      2.70
2002      1.26
2003      0.91
2004      1.06


2005 total return as of June 30: 0.99%
For the periods included in the bar chart:
Best Quarter: 1.06%, Q4 2000              Worst Quarter: 0.19%, Q3 2003


----------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2004
----------------------------------------------------------------------------

     1 Year                     5 Years               Since Inception*
-----------------------------------------------------------------------------
      1.06%                      1.99%                      2.03%
-----------------------------------------------------------------------------


*    Commencement of operations was on November 17, 1999.

Recent and any future declines in interest rate levels could cause the portfolio's earnings to fall below the portfolio's expense ratio, resulting in a negative yield. The advisor has agreed to voluntarily waive expenses as necessary to maintain a positive yield. This waiver may be changed or terminated at any time without notice. For more recent Institutional Shares performance information, contact the financial services firm from which you obtained this prospectus.

How Much Investors Pay

This fee table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the portfolio. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

Shareholder Fees (%)
(paid directly from your investment)                   None
--------------------------------------------------------------------------------

Annual Portfolio Operating Expenses (%)
(deducted from portfolio assets)
--------------------------------------------------------------------------------
Management Fee                                        0.16%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                      None
--------------------------------------------------------------------------------
Other Expenses*                                       0.05
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses**           0.21
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with portfolio size and other factors.

** From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare this portfolio's Institutional Shares expenses to those of other mutual funds. The example assumes the expenses above remain the same, that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


---------------------------------------------------------------------------
Example
---------------------------------------------------------------------------

1 Year               3 Years            5 Years            10 Years
---------------------------------------------------------------------------
  $22                  $68               $118                $268
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Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there is additional information to know:

o The portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The portfolio's Statement of Additional Information includes a description of the portfolio's policies and procedures with respect to the disclosure of the portfolio holdings.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the portfolio.

If you want more information on the portfolio's permitted investments and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages and Oversees the Portfolio

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds, and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management ("DeAM"), which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM receives a management fee from the portfolio. For the most recent fiscal year, the actual amount the portfolio paid in management fees was 0.16% of its average daily net assets.

Regulatory Update. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisers. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder Funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under its investment management agreements with the Scudder funds.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

Tax-Exempt Portfolio -- Scudder Tax-Exempt Cash Institutional Shares

--------------------------------------------------------------------------------
 Years Ended April 30,     2005        2004        2003       2002        2001
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value,
beginning of period     $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Net investment income       .014       .009        .012         .02        .04
--------------------------------------------------------------------------------
Less distributions from
net investment income     (.014)     (.009)      (.012)       (.02)      (.04)
--------------------------------------------------------------------------------
Net asset value, end of
period                  $   1.00   $   1.00    $   1.00    $   1.00   $   1.00
--------------------------------------------------------------------------------
Total Return (%)            1.38        .86        1.17        1.98       4.00
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of
period ($ millions)          413        331         284         202        182
--------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)               .21        .20         .23         .21       .21^a
--------------------------------------------------------------------------------
Ratio of expenses after      .20        .20         .23         .21       .21^a
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment     1.38        .85        1.18        1.95       3.89
income (%)
--------------------------------------------------------------------------------


^a The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .21%.

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How to Invest in the Portfolio

The following pages describe the main policies associated with buying and selling shares of the portfolio. There is also information on dividends and taxes and other matters that may affect you as a portfolio shareholder.

Because this portfolio is available only through a financial advisor, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell portfolio shares.


Policies You Should Know About

The policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through financial advisors.

If you are investing through a financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that a financial advisor may charge fees separate from those charged by the portfolio.

Keep in mind that the information in this prospectus applies only to the portfolio's Institutional Shares. The portfolio has six other share classes, which are described in separate prospectuses and which have different fees, requirements and services.

Householding

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 537-3177.

How to Buy Shares

Use these instructions to make investments.

Buying shares     First investment                  Additional investments
--------------------------------------------------------------------------------
                  $1,000,000 or more for all        No minimum amount
                  accounts
--------------------------------------------------------------------------------
By wire           o Call (800) 537-3177 to open an  o Instruct the wiring bank
                    account and get an account        to transmit the specified
                    number                            amount to UMB Bank, N.A.
                                                      with the information
                  o Please contact your financial     stated to the left.
                    advisor for wire instructions
                    on purchase orders

                  o Complete a purchase
                    application and send it to us
                    at the address below
--------------------------------------------------------------------------------
By mail or        o Fill out and sign a purchase    o Send a check and a letter
express mail        application                       with your name, account
(see below)                                           number, the full name of
                  o Send it to us at the address      the portfolio and class,
                    below, along with an              and your investment
                    investment check made out to      instructions to us at the
                    "Tax-Exempt Portfolio"            address below
--------------------------------------------------------------------------------
Regular,          Scudder Investments Service Company, Institutional Funds
express,          Client  Services
registered, or    222 South Riverside Plaza
certified mail:   Chicago, IL 60606
--------------------------------------------------------------------------------
Fax number:       (800) 537-9960
--------------------------------------------------------------------------------
E-Mail address:   ifunds@scudder.com
--------------------------------------------------------------------------------

How to Sell Shares

Use these instructions to sell shares in your account.

Selling shares
--------------------------------------------------------------------------------
By Expedited      If Expedited Redemption Service has been elected on the
Redemption        Purchase Application on file with the transfer agent,
Service           redemption of shares may be requested   by:

                  o telephoning Client Services at (800) 537-3177

                  o faxing a request to (800) 537-9960
--------------------------------------------------------------------------------
By mail, express  Write a letter that includes:
mail or fax
                  o the portfolio, class, and account number from which you
                    want to sell shares

                  o the dollar amount or number of shares you want to sell

                  o your name(s), signature(s), and address, as they appear on your account

                  o a daytime telephone number

                  Mail the letter to:

                    Scudder Investments Service Company
                    Institutional Funds Client Services
                    222 South Riverside Plaza
                    Chicago, IL 60606

                  or fax to:

                    (800) 537-9960
--------------------------------------------------------------------------------
By phone          o Call (800) 537-3177 for instructions
--------------------------------------------------------------------------------

Policies about transactions

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.

As noted earlier, the portfolio expects to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the portfolio then we may reject your application and order.

The portfolio will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the portfolio, after a reasonable effort to do so, you will be notified.

The portfolio generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination may be rejected based upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

Please contact your financial advisor for wire instructions and purchase orders.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Earlier deadlines may be established for certain types of transactions. See the portfolio's Statement of Additional Information for more information.

Expedited Redemption Service allows you to have proceeds from your sale of portfolio shares wired directly to a bank account. To use this service, you'll need to designate the bank account in advance. Follow the instructions on your application. Expedited Redemption Service orders that arrive before 12:00 p.m. Eastern time will be processed that day and we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

The portfolio accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, money orders, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public, and we must be provided with the original guarantee.

With same-day redemptions through Expedited Redemption Service, money from shares you sell is normally sent out the same day we receive your order. Money from other orders is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by the portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Short-Term Trading. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in the portfolio and, accordingly, the Board of the portfolio has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

How the portfolio calculates share price

To calculate the net asset value per share, or NAV, the portfolio uses the following equation:

                   TOTAL ASSETS - TOTAL
                       LIABILITIES
                 ----------------------       = NAV
                 TOTAL NUMBER OF SHARES
                      OUTSTANDING


The price at which you buy and sell shares is the NAV.

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o refuse, cancel or rescind any purchase order; freeze any account (meaning you will not be able to purchase portfolio shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the portfolio's best interest or when the portfolio is requested or compelled to do so by governmental authority or by applicable law

o close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your portfolio shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your portfolio shares and you may incur tax liability

o close your account and send you the proceeds if your balance falls below the required minimum; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts)

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; generally, the portfolio won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the portfolio's net assets, whichever is less

o the portfolio reserves the right to reject or limit purchase orders, without prior notice, for these or other reasons

o the portfolio reserves the right at any time to waive or increase the minimum investment requirements or change, add or withdraw various services, fees and account policies (for example we may adjust the portfolio's investment minimum at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The portfolio can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The portfolio's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The portfolio may not always pay a distribution for a given period.

The portfolio's income dividends are declared daily and paid monthly to shareholders. The portfolio may take into account capital gains and losses in its daily dividend declarations. The portfolio may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in portfolio shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Because the portfolio seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell portfolio shares. For tax purposes, an exchange is the same as a sale.

Dividends from the portfolio are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability. However, there are a few exceptions:

o A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

o Because the portfolio can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The portfolio will send you detailed tax information every January. These statements tell you the amount of dividends credited in that calendar year.

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To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. These also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholders get the reports automatically. For more copies, call (800) 537-3177.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, please contact Scudder Investments, your financial advisor or the SEC (see below). The SAI and shareholder reports are also available through the Scudder Web site at www.scudder.com. If you like, you can look over these materials and other information about the portfolio at the SEC's Public Reference Section in Washington, DC, request them electronically at publicinfo@sec.gov or review them on the EDGAR database on the SEC's Internet site at www.sec.gov. Materials you get from Scudder Investments and from the EDGAR database are free; those from the SEC involve a copying fee. If you're a shareholder and have questions, please contact Scudder Investments at (800) 537-3177.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Scudder Investments                          SEC
--------------------------------------------------------------------------------

Institutional Funds Client Services          Public Reference Section
222 South Riverside Plaza                    Washington, D.C. 20549-0102
Chicago, IL 60606-5808                       www.sec.gov
http://institutionalfunds.scudder.com        (202) 942-8090
(800) 537-3177



Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

Scudder
Investments
                                             SEC File Number:
A Member of
Deutsche Asset Management [LOGO]             Cash Account Trust         811-5970

                               CASH ACCOUNT TRUST

                              Tax-Exempt Portfolio



                  Scudder Tax-Exempt Cash Institutional Shares

                     Scudder Tax-Exempt Cash Managed Shares
















                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 25, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectuses for the Scudder Tax-Exempt Cash Institutional and Scudder Tax-Exempt Cash Managed Shares of the Portfolio, each dated July 25, 2005, as amended from time to time, copies of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-537-3177, or from the firm from which this Statement of Additional Information was obtained.


The Annual Report of the Portfolio, dated April 30, 2005, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-537-3177. The financial statements contained therein, together with the accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----


INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................3

MANAGEMENT OF THE PORTFOLIO......................................................................................15

PORTFOLIO SERVICE PROVIDERS......................................................................................19
   Underwriter...................................................................................................19
   Independent Registered Public Accounting Firm.................................................................20
   Legal Counsel.................................................................................................21
   Fund Accounting Agent.........................................................................................21
   Administrator.................................................................................................21
   Custodian, Transfer Agent and Shareholder Service Agent.......................................................21

PORTFOLIO TRANSACTIONS...........................................................................................21

PURCHASE AND REDEMPTION OF SHARES................................................................................25

DIVIDENDS........................................................................................................32

NET ASSET VALUE..................................................................................................33

TAXES............................................................................................................33

TRUSTEES AND OFFICERS............................................................................................35

TRUST ORGANIZATION...............................................................................................52

PROXY VOTING GUIDELINES..........................................................................................53

FINANCIAL STATEMENTS.............................................................................................54

ADDITIONAL INFORMATION...........................................................................................54

APPENDIX -- RATINGS OF INVESTMENTS...............................................................................56


This combined Statement of Additional Information contains information about the Scudder Tax-Exempt Cash Institutional Shares ("Institutional Shares") and Tax-Exempt Cash Managed Shares ("Managed Shares") (collectively the "Shares") of Tax-Exempt Portfolio (the "Portfolio") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, together with the investment objectives and policies of the Portfolio (except for policies designated as nonfundamental) may not be changed for the Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in Municipal Securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)      Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Portfolio may invest more than 25% of its total assets in industrial development bonds.

The  Portfolio,   as  a  nonfundamental  policy  that  may  be  changed  without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.


Portfolio Holdings. The Portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio's Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolio's Trustees.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio Shares, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. The Tax-Exempt Portfolio currently offers four classes of shares: the Service Shares, the Premier Money Market Shares, the Tax-Exempt Cash Managed Shares, and the Scudder Tax-Exempt Cash Institutional Shares. Institutional and Managed Shares are described herein. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission (the "SEC"), the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.


Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.


Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.



Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits the Portfolio to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the

Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Portfolio's Board of Trustees has approved policies established by the Portfolio's Advisor reasonably calculated to prevent the Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or
(2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to management's appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Portfolio. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. The Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Portfolio's interest in the municipal obligation plus accrued interest, but only
(i) as required to provide liquidity to the Portfolio, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Portfolio in connection with the arrangement. The Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Portfolio.

The Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Portfolio with the right to demand payment, on not more than seven days' notice, of all or any part of such the Portfolio's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio  will invest in Municipal  Securities  that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a
Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Funds' investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. While the Funds expect to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the

Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Portfolio's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by  commitments acquired by the Portfolio may have the following features:
(1) they will be in writing and will be physically held by the Portfolio's custodian; (2) the Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Portfolio's acquisition cost (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Portfolio at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Portfolio, the Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the portfolio in a manner designed to minimize any adverse impact from these investments.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

                           MANAGEMENT OF THE PORTFOLIO


Investment Advisor. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.




Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments) was acquired by Deutsche Bank AG.

The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open-and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio's portfolio consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Trust (such as the Trust' s transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget;
processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of each Portfolio. Pursuant to the Agreements, Tax-Exempt Portfolio paid the Advisor fees of $1,783,751 for the fiscal year ended April 30, 2005; $1,412,728 for the fiscal year ended April 30, 2004, respectively; and $1,374,206, respectively, for the fiscal year ended April 30, 2003.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the continuance of the Portfolios' investment management agreements at a meeting held on September 24, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Portfolios' Oversight Committee met on several occasions to consider the renewal of the Portfolios' investment management agreements. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreements for the Portfolios are fair and reasonable and the continuance of the agreements is in the best interest of each Portfolio. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed each Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of each Portfolio. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed each Portfolio in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that each Portfolio was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreements and in compliance with legal requirements; (ii) the management fees, expense ratios and asset size of each Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of each Portfolio, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Portfolios and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Portfolio expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed each Portfolio's investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Tax-Exempt Portfolio had been identified as a Focus Fund. Underperformance was attributed by the Advisor to defensive measures taken that subsequently were favorable to the Portfolio.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered each Portfolio's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Portfolios' investment management agreements versus those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Portfolio and whether a Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios. The Board noted that the management fee for each Portfolio included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through a Portfolio.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. SDI pays all its expenses under the distribution agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI has related selling group agreements with various firms to provide distribution services for Portfolio shareholders. SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Shares of the Portfolio.

The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

Administrative services are provided to the Managed Shares of the Portfolio under a shareholder services agreement ("Administration Agreement") with SDI. SDI bears all its expenses of providing services pursuant to the Administration Agreement between SDI and the Portfolio, including the payment of service fees. Currently, Managed Shares of the Portfolio pay SDI an administrative service fee, payable monthly, at an annual rate of 0.16% of average daily net assets of the Portfolio. This rate may be increased up to 0.25% by the Board.


During the fiscal year ended April 30, 2005, Managed Shares paid administrative fees of $381,439 to firms. During the fiscal year ended April 30, 2005, Managed Shares paid a services fee of $651,638.

During the fiscal year ended April 30, 2004, Managed Shares paid distribution services fees of $461,470. During the fiscal year ended April 30, 2003, Managed Shares of the Portfolio paid distribution services fees of $403,318. During the fiscal year ended April 30, 2004, Managed Shares paid administrative fees of $539,773. During the fiscal year ended April 30, 2004, for Managed Shares, SDI paid $253,036 as services fees to firms. During the fiscal year ended April 30, 2003, the Managed Shares paid administrative service fees of $437,648. During the fiscal year ended April 30, 2003, for Managed Shares of the Portfolio, SDI (or the Advisor as predecessor to SDI) paid $167,128 as service fees to firms.


SDI has entered into related administration services and selling group agreements ("Services Agreements") with various banks, broker-dealers and other service or administrative firms to provide cash distribution, management and other services for the Portfolio's shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. Currently, SDI normally pays such firms for services at a maximum annual rate of 0.15% of average daily net assets of those accounts in the Managed Shares that they maintain and service. SDI in its discretion may pay certain firms additional amounts for Managed Shares or for Cash Institutional Shares. Firms to which service fees may be paid may include affiliates of SDI. SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Managed Shares of the Portfolio.

The Portfolio has adopted for the Managed Shares Class a separate Rule 12b-1 Plan (the "Plan") pursuant to the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. As noted above, the Managed Shares pay an administrative services fee to SDI as a percentage of average daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plan authorizes the payment of up to 0.25% for the Managed Shares. The Plan continues for additional one-year periods so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee to be paid by the Managed Shares of the Portfolio without approval by a majority of the outstanding voting securities of the Managed Shares of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the Plan. The Plan may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Managed Shares of the Portfolio. Each class of the Portfolios of the Trust will vote separately with respect to the Plans.



Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel


Vedder, Price, Kaufman & Kammholz, P.C, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Portfolio and the Independent Trustees.


Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio. SSB also acts as Transfer Agent for the Portfolio. Pursuant to a services agreement with SSB, Scudder Investments
Service Company ("SISC"), 210 W. 10th Street, Kansas City, MO 64105-1614; an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives, as transfer agent, and pays to SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.

                                             Fees Paid to SISC
                                             -----------------

                                                                  Unpaid at
  Fund                    Fiscal Year 2005        Waived        April 30, 2005   Fiscal Year 2004   Fiscal Year 2003
  ----                    ----------------        ------        --------------   ----------------   ----------------

  Tax-Exempt Portfolio         $732,097             $3,994          $93,649           $875,732        $1,173,062

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Portfolio.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2004 tax rate schedules.

Federal

Tax-Equivalent Yields


                              Effective    Effective      Federal Tax                          Effective    Effective    Federal Tax
Taxable Income Single         State Rate   Federal Rate     Bracket     Taxable Income Joint  State Rate   Federal Rate    Bracket
---------------------         ----------   ------------     -------     --------------------  ----------   ------------    -------

$29,701 - $71,950              0.00%           25.00%       25.00%      $ 59,401 - $119,950     0.00%        25.00%       25.00%
$71,951 - $150,150             0.00%           28.00%       28.00%      $119,951 - $182,800     0.00%        28.00%       28.00%
$150,151 - $326,450            0.00%           33.00%       33.00%      $182,801 - $326,450     0.00%        33.00%       33.00%
over $326,450                  0.00%           35.00%       35.00%           over $326,450      0.00%        35.00%       35.00%

------------------------------------------- --------------------------------------------------------------------- -------------
                                            If your combined federal and state effective tax rate in 2005 is:
-------------------------------------------------------------------------------------------------------------------------------
                               10.00%          15.00%          25.00%          28.00%                 33.00%        35.00%
------------------------------------------- --------------------------------------------------------------------- -------------
To match these
tax-free yields:                            Your taxable investment would have to earn the following yield:
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
2.00%                           2.22%           2.35%           2.67%            2.78%                 2.99%         3.08%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
3.00%                           3.33%           3.53%           4.00%            4.17%                 4.48%         4.62%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
4.00%                           4.44%           4.71%           5.33%            5.56%                 5.97%         6.15%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
5.00%                           5.56%           5.88%           6.67%            6.94%                 7.46%         7.69%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
6.00%                           6.67%           7.06%           8.00%            8.33%                 8.96%         9.23%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
7.00%                           7.78%           8.24%           9.33%            9.72%                10.45%        10.77%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
8.00%                           8.89%           9.41%          10.67%           11.11%                11.94%        12.31%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
9.00%                          10.00%          10.59%          12.00%           12.50%                13.43%        13.85%
------------------------------------------- ------------- ---------------- ----------------------- -------------- -------------

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

             PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services.

Purchase of Shares

Shares of the Portfolio are sold at net asset value next determined after an order and payment are received in the form described in the prospectus. Investors must indicate the class of shares in the Portfolio in which they wish to invest. The Portfolio has established a minimum initial investment for the Managed Shares of $100,000 and $1,000 ($100 for IRAs and $50 for automatic investment plans) for each subsequent investment. The minimal initial investment for the Institutional Shares is $1,000,000. There is no minimum for each subsequent investment for the Institutional Shares. These minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The Portfolio seeks to remain as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Portfolio has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.


The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time.


Wire transactions that arrive by 3:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 12:00 p.m. and 3:00 p.m. Eastern time, for effectiveness at the 3:00 p.m. Eastern time net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 12:00 p.m. and 3:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 4:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders.




If payment is wired in federal funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the Portfolio bank account (CAT Tax-Exempt Portfolio 148 (Institutional Shares) or 248 (Managed Shares): 98-0119-985-4) and further credit to your account number.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the portfolio will be redeemed by the portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 3:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 12:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio's present policy to redeem in cash, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The portfolio will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The portfolio, the portfolio's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the portfolio then in the account and available for redemption. The portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the portfolio may also require that you put your request in writing so that the portfolio will receive it within 14 days after you call. If you order the portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and the portfolio does not do so, the portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the portfolio, the portfolio's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the portfolio's agreement with you, the portfolio may be liable for your losses or damages. The portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the portfolio's liability shall not exceed the amount of the transfer in question.

The portfolio, the portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-537-3177 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft (Managed Shares Only). Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $1,000. If the check is less than $1,000 a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $1,000; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Portfolio into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Portfolio held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program (Managed Shares Only). An owner of $5,000 or more of the Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem shares of the Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company ("SSB"). This includes Simplified Employee Pension Plan
         (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

Internet Access

World Wide Web Site Scudder maintains a Web site that is http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of the month. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends shares in another Scudder Mutual Fund, shareholders must maintain a minimum account value of $100,000 and $1,000,000 for the Managed and Institutional Shares of the Portfolio, respectively, and must maintain a minimum account value of $1,000 in the Portfolio in which dividends are reinvested.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, excluding market discount for the Portfolio, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Portfolio are accrued each day. While the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

The Portfolio intends to continue to qualify under the Internal Revenue Code of 1986, as amended (the "Code") as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. The Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8,1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolio are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.


                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of July 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           74
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              74
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------

                                       35

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         68
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                74
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              74
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           74
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             74
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         74
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             77
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------

                                       36

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            68
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, Deutsche Asset Management ("DeAM") and a member         126
Trustee, 2004-present          of the DeAM Global Executive Committee (since 2002); Vice
                               Chairman of Putnam Investments, Inc. (1999); Director and
                               Senior Managing Director of Putnam Investments, Inc. and
                               President, Chief Executive Officer, and Director of Putnam
                               Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director(3), Deutsche Asset Management (since                 n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Director(3), Deutsche Asset Management (2000-present);                 n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present; Treasurer,       Services and Treasurer for UBS Family of Funds (1998-2004);
since 2005                     Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------



                                       37

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345  Park  Avenue,  New  York,  New  York
         10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), Lewis A. Burnham, James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                             Compensation
                                                  from                           Pension or          Total
                                              Government &    Compensation       Retirement      Compensation
                             Compensation        Agency           from            Benefits      Paid to Trustee
                              from Money      Securities       Tax-Exempt     Accrued as Part     from Fund
Name of Trustee            Market Portfolio    Portfolio        Portfolio     of Fund Expenses   Complex(4)(5)
---------------            ----------------    ---------        ---------     ----------------   -------------

John W. Ballantine               $ 7,925           $5,806           $4,614            $0             $194,195
Lewis A. Burnham                 $ 9,259           $6,738           $5,326            $0             $217,840
Donald L. Dunaway(1)             $ 7,965           $6,210           $5,070            $0             $212,925
James R. Edgar(2)                $ 6,640           $5,160           $4,222            $0             $171,820
Paul K. Freeman                  $ 7,365           $5,570           $4,680            $0             $190,635
Robert B. Hoffman                $ 7,870           $5,736           $4,544            $0             $185,550
William McClayton(3)                 $ 0              $ 0              $ 0            $0                   $0
Shirley D. Peterson(6)           $ 8,446           $6,437           $5,364            $0             $219,375
Robert H. Wadsworth(7)               $ 0              $ 0              $ 0            $0             $171,000
John G. Weithers                 $ 6,690           $5,180           $4,230            $0             $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Mr. Dunaway are $5,744.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Governor Edgar are $72,353.

(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 25 trusts/corporations comprised of 74 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 77 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 19 DeAM trust/corporations comprised of 68 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                            Aggregate Dollar Range of
                                             Dollar Range of                  Securities Owned in All
                                        Securities Owned in Cash            Funds in the Fund Complex
Name of Trustee                              Account Trust                      Overseen by Trustee
---------------                              -------------                      -------------------

John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000



                                       41

                                                                            Aggregate Dollar Range of
                                             Dollar Range of                  Securities Owned in All
                                        Securities Owned in Cash            Funds in the Fund Complex
Name of Trustee                              Account Trust                      Overseen by Trustee
---------------                              -------------                      -------------------

John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**        Mr. Freeman owned over $100,000 in other funds within the Scudder Fund
          Complex.

***       Newly appointed Trustees, as of December 30, 2004.

As of July 18, 2005, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trust's knowledge, as of July 18, 2005, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below:

As of July 18, 2005, 35,864,890 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 141,331,227 shares in the aggregate or 45.75% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,661,670 shares in the aggregate or 15.43% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 20,174,064 shares in the aggregate or 6.53% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Barbados & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,363,625 shares in the aggregate or 15.33% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of DB Alex, Brown/Pershing, Jersey City, NJ 07399-0001 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 25,000,000 shares in the aggregate or 8.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 50,528,993 shares in the aggregate or 12.94% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 22,016,527 shares in the aggregate or 5.64% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare Saturn & Co, Attn IC Mutual Funds, Boston MA 02116-5021 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 39,718,983 shares in the aggregate or 10.17% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Turtle & Co CC, C/O State Street Bank & Trust, Boston, MA 02206-5489 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 64,866,295 shares in the aggregate or 16.61% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 153,995,500 shares in the aggregate or 39.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 43,770,500 shares in the aggregate or 11.21% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l As Agent, Non Compensation Account, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 7,937,295 shares in the aggregate or 7.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 98,661,015 shares in the aggregate or 87.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 28,336,521 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax Exempt Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related
Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------

John W. Ballantine                              None
Lewis A. Burnham                                None
Donald L. Dunaway                               None
James R. Edgar                                  None
Paul K. Freeman                                 None
Robert B. Hoffman                               None



                                       43

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------

William McClayton                               None
Shirley D. Peterson                             None
Robert H. Wadsworth                             None
John G. Weithers                                None


Agreement to Advance Certain Independent Trustee Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement
Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio's Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.

                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust as amended of the Portfolio ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Portfolio with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Portfolio. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Manager remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires or is removed.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

                             PROXY VOTING GUIDELINES

The portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including each portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of independent registered public accounting firm, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the portfolio's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Portfolio voted proxies related to its securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: scudder.com for all other classes (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of Tax-Exempt Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2005 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information. Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number of Tax-Exempt Portfolio's Institutional shares is 147539-886.

The CUSIP number of Tax-Exempt Portfolio's Managed shares is 147539-878.

The Portfolio has a fiscal year end of April 30.

The Portfolio's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1  and   MIG-2   Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S  CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S   INVESTORS   SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio


                                 Service Shares




                              Tax-Exempt Portfolio


                   Service Shares (formerly Service Shares II)





                       STATEMENT OF ADDITIONAL INFORMATION


                                  July 25, 2005

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Service Shares of the Portfolios noted above dated July 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.


The Annual Report of Money Market Portfolio and Government & Agency Securities Portfolio, dated April 30, 2005, which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-231-8568. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and hereby deemed to be a part of this Statement of Additional Information. Tax-Exempt Portfolio's Service Shares commenced operations on May 13, 2005.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS........................................................1

INVESTMENT POLICIES AND TECHNIQUES.............................................4

MANAGEMENT OF THE PORTFOLIOS..................................................18

PORTFOLIO SERVICE PROVIDERS...................................................22
   Underwriter................................................................22
   Independent Registered Public Accounting Firm..............................23
   Legal Counsel..............................................................24
   Fund Accounting Agent......................................................24
   Administrator..............................................................24
   Custodian, Transfer Agent and Shareholder Service Agent....................24

PORTFOLIO TRANSACTIONS........................................................24

DIVIDENDS.....................................................................35

NET ASSET VALUE...............................................................35

TAXES.........................................................................36

TRUSTEES AND OFFICERS.........................................................37

TRUST ORGANIZATION............................................................55

PROXY VOTING GUIDELINES.......................................................56

FINANCIAL STATEMENTS..........................................................57

ADDITIONAL INFORMATION........................................................58

APPENDIX -- RATINGS OF INVESTMENTS............................................59

This combined Statement of Additional Information contains information about the Service Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").

Tax-Exempt Portfolio's Service Shares were formerly known as Service Shares II and commenced operations on May 13, 2005.

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)      Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)     Invest  in  interests  in oil,  gas or  other  mineral  exploration  or
         development  programs  or  leases,   although  it  may  invest  in  the
         securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.


Portfolio Holdings. The Portfolios' complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolios files their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

The Portfolios' procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by Portfolios' Trustees must make a good faith determination in light of the facts then known that a Portfolio  has a  legitimate  business  purpose for  providing  the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolios' Trustees.




                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix -- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The  Portfolio  will  normally  invest  at  least  25% of its  total  assets  in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the Trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the Trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality that are backed by the full faith and credit of the US Government, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.


Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.


Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by a fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a funds limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating  funds to  borrow  money  from and loan  money to each  other  for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally
$1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a fund. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term

Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio  will invest in Municipal  Securities  that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a
Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Funds' investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. While the Funds expect to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by  commitments  acquired by a Portfolio may have the following  features:
(1) they will be in writing and will be physically  held by a fund's  custodian;
(2) a Portfolio's  right to exercise them will be unconditional and unqualified;
(3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.



Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder

Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget;
processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Money Market Portfolio and Government & Agency Securities Portfolio paid the Advisor fees of $6,250,764 and $2,974,584 for the fiscal year ended April 30, 2005, respectively; $5,457,329 and $2,671,603 for the fiscal year ended April 30, 2004, respectively; and $9,711,942 and $2,923,467, respectively, for the fiscal year ended April 30, 2003.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the continuance of the Portfolios' investment management agreements at a meeting held on September 24, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Portfolios' Oversight Committee met on several occasions to consider the renewal of the Portfolios' investment management agreements. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreements for the Portfolios are fair and reasonable and the continuance of the agreements is in the best interest of each Portfolio. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed each Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of each Portfolio. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed each Portfolio in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that each Portfolio was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreements and in compliance with legal requirements; (ii) the management fees, expense ratios and asset size of each Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of each Portfolio, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Portfolios and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Portfolio expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed each Portfolio's investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Tax-Exempt Portfolio had been identified as a Focus Fund. Underperformance was attributed by the Advisor to defensive measures taken that subsequently were favorable to the Portfolio.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered each Portfolio's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Portfolios' investment management agreements versus those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Portfolio and whether a Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios. The Board noted that the management fee for each Portfolio included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Each Portfolio has adopted for the Service Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each Portfolio pays SDI a distribution services fee, payable monthly, at the annual rate of 0.60% of average daily net assets with respect to the Service Shares of the Money Market Portfolio and the Government & Agency Securities Portfolio and 0.60% of average daily net assets with respect to the Service Shares of the Tax-Exempt Portfolio. Expenditures by SDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.


As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolios. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Service Shares of a Portfolio. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolios. SDI normally pays such firms for services at a maximum annual rate of 0.60% of average daily net assets of those accounts in the Service Shares of each Portfolio that they maintain and service. SDI in its discretion may pay certain firms additional amounts.


During the fiscal year ended April 30, 2005, Service Shares of the Money Market Portfolio and Government & Agency Securities Portfolio paid distribution services fees of $4,301 and $1,849, respectively.


Service Shares of Tax-Exempt Portfolio commenced operations on May 13, 2005.


During the fiscal year ended April 30, 2004, Service Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid distribution services fees of $8,304 and $5,229, respectively.


During the fiscal year ended April 30, 2003, Service Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid distribution services fees of $17,354,106 and $1,006,742, respectively.


Pursuant to the 12b-1 Plans, for the fiscal ended April 30, 2005, Service Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid $4,360 and $314, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. SDI will, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.


The Distribution Agreement and the 12b-1 Plans continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act. The 12b-1 Plans may not be amended to increase the fee to be paid by the Service Shares of a Portfolio without approval by a majority of the outstanding voting securities of the Service Shares of a Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Service Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Service Shares of that Portfolio. The Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz P.C, 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

                                                            Fees Paid to SISC
                                                            -----------------

                                                                   Unpaid at
  Fund                    Fiscal Year 2005        Waived        April 30, 2005   Fiscal Year 2004   Fiscal Year 2003
  ----                    ----------------        ------        --------------   ----------------   ----------------
  Money Market               $9,834,330           $107,913       $1,649,161        $10,414,719       $18,618,829
  Portfolio
  Government                 $5,730,795           $121,080         $882,897         $4,977,165        $4,996,756
  Securities Portfolio

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the

Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2004 tax rates schedules.

Federal

Tax-Equivalent Yields


                        Effective    Effective      Federal Tax                              Effective     Effective     Federal Tax
Taxable Income Single  State Rate   Federal Rate      Bracket       Taxable Income Joint    State Rate    Federal Rate     Bracket
---------------------  ----------   ------------      -------       --------------------    ----------    ------------     -------

$29,701 - $71,950       0.00%           25.00%        25.00%        $ 59,401 - $119,950       0.00%         25.00%        25.00%
$71,951 - $150,150      0.00%           28.00%        28.00%        $119,951 - $182,800       0.00%         28.00%        28.00%
$150,151 - $326,450     0.00%           33.00%        33.00%        $182,801 - $326,450       0.00%         33.00%        33.00%
over $326,450           0.00%           35.00%        35.00%             over $326,450        0.00%         35.00%        35.00%

------------------------------------ --------------------------------------------------------------------- -------------
                                      If your combined federal and state effective tax rate in 2005 is:
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
                        10.00%          15.00%          25.00%          28.00%                 33.00%        35.00%
------------------------------------ --------------------------------------------------------------------- -------------
To match these
tax-free yields:                     Your taxable investment would have to earn the following yield:
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
2.00%                    2.22%           2.35%           2.67%            2.78%                 2.99%         3.08%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
3.00%                    3.33%           3.53%           4.00%            4.17%                 4.48%         4.62%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
4.00%                    4.44%           4.71%           5.33%            5.56%                 5.97%         6.15%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
5.00%                    5.56%           5.88%           6.67%            6.94%                 7.46%         7.69%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
6.00%                    6.67%           7.06%           8.00%            8.33%                 8.96%         9.23%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
7.00%                    7.78%           8.24%           9.33%            9.72%                10.45%        10.77%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
8.00%                    8.89%           9.41%          10.67%           11.11%                11.94%        12.31%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------
9.00%                   10.00%          10.59%          12.00%           12.50%                13.43%        13.85%
------------------------------------ ------------- ---------------- ----------------------- -------------- -------------

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services

Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for Service Shares of each Portfolio of $1,000 ($50 for automatic investment plans) and $100 for subsequent investments, but these minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders.




If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3; CAT Government & Agency Securities Portfolio 47: 98-0119-983-8; CAT Tax-Exempt Portfolio 48: 98-0119-985-4) and further credit to your account number.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder) may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. A portfolio will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A portfolio, the portfolios' transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios' named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio's agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio's liability shall not exceed the amount of the transfer in question.

A portfolio, a portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a

Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Service Shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Service Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.--Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.--Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's Service Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by State Street Bank and Trust Company ("SSB"). This includes Simplified Employee Pension Plan
         (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

Internet Access

World   Wide   Web   Site.    Scudder    maintains    a   web   site   that   is
http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of

Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolios. The Money Market Portfolio and the Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.


                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of July 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           74
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              74
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         68
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                74
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              74
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           74
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             74
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         74
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------



                                       38

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             77
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            68
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, Deutsche Asset Management ("DeAM") and a member         126
Trustee, 2004-present          of the DeAM Global Executive Committee (since 2002); Vice
                               Chairman of Putnam Investments, Inc. (1999); Director and
                               Senior Managing Director of Putnam Investments, Inc. and
                               President, Chief Executive Officer, and Director of Putnam
                               Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director(3), Deutsche Asset Management (since                 n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------



                                       39

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Director(3), Deutsche Asset Management (2000-present);                 n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present; Treasurer,       Services and Treasurer for UBS Family of Funds (1998-2004);
since 2005                     Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), Lewis A. Burnham, James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                              Compensation
                                                  from                           Pension or          Total
                                              Government &    Compensation       Retirement      Compensation
                             Compensation        Agency           from            Benefits      Paid to Trustee
                              from Money      Securities       Tax-Exempt     Accrued as Part     from Fund
Name of Trustee            Market Portfolio    Portfolio        Portfolio     of Fund Expenses   Complex(4)(5)
---------------            ----------------    ---------        ---------     ----------------   -------------
John W. Ballantine               $ 7,925           $5,806           $4,614            $0             $194,195
Lewis A. Burnham                 $ 9,259           $6,738           $5,326            $0             $217,840
Donald L. Dunaway(1)             $ 7,965           $6,210           $5,070            $0             $212,925
James R. Edgar(2)                $ 6,640           $5,160           $4,222            $0             $171,820
Paul K. Freeman                  $ 7,365           $5,570           $4,680            $0             $190,635
Robert B. Hoffman                $ 7,870           $5,736           $4,544            $0             $185,550
William McClayton(3)                 $ 0              $ 0              $ 0            $0                   $0
Shirley D. Peterson(6)           $ 8,446           $6,437           $5,364            $0             $219,375
Robert H. Wadsworth(7)               $ 0              $ 0              $ 0            $0             $171,000
John G. Weithers                 $ 6,690           $5,180           $4,230            $0             $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Mr. Dunaway are $5,744.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Governor Edgar are $72,353.

(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 25 trusts/corporations comprised of 74 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 77 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 19 DeAM trust/corporations comprised of 68 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                    Securities Owned in Cash Account   Funds in the Fund Complex Overseen by
Name of Trustee                                   Trust                               Trustee
---------------                                   -----                               -------
John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman owned over $100,000 in other funds within the Scudder Fund
         Complex.

***      Newly appointed Trustees, as of December 30, 2004.

As of July 18, 2005, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trust's knowledge, as of July 18, 2005, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below:

As of July 18, 2005, 230,015,475 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Government Sec Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,635,684 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 98.98% of the outstanding shares of Cash Account Trust: Government and Agency Securities:
Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 1,707,210,190 shares in the aggregate or 98.24% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio:  Premier  Shares were held in the name LPL  Financial  Services,  San
Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 328,701,009 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market: Davidson Cash Equivalent Shares were held in the name D A Davidson & Co, Money Market Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 735,651,508 shares in the aggregate or 99.94% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,253,911 shares in the aggregate or 10.70% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,092,989 shares in the aggregate or 10.49% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Fibreboard, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 46,560,280 shares in the aggregate or 60.35% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 6,187,031 shares in the aggregate or 8.02% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL First Clearing LLC, INASMUCH Foundation, Glen Allen, VA 23060-9243 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select Shares were held in the name of Scudder Investment, Audit Acct, Pd-02, Kansas City MO 64105-1514 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 62,965,500 shares in the aggregate or 21.08% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208,279,106 shares in the aggregate or 69.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 35,864,890 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 141,331,227 shares in the aggregate or 45.75% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,661,670 shares in the aggregate or 15.43% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 20,174,064 shares in the aggregate or 6.53% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Barbados & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,363,625 shares in the aggregate or 15.33% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of DB Alex, Brown/Pershing, Jersey City, NJ 07399-0001 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 25,000,000 shares in the aggregate or 8.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 50,528,993 shares in the aggregate or 12.94% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 22,016,527 shares in the aggregate or 5.64% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare Saturn & Co, Attn IC Mutual Funds, Boston MA 02116-5021 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 39,718,983 shares in the aggregate or 10.17% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Turtle & Co CC, C/O State Street Bank & Trust, Boston, MA 02206-5489 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 64,866,295 shares in the aggregate or 16.61% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 153,995,500 shares in the aggregate or 39.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 43,770,500 shares in the aggregate or 11.21% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l As Agent, Non Compensation Account, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 7,937,295 shares in the aggregate or 7.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 98,661,015 shares in the aggregate or 87.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 28,336,521 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax Exempt Portfolio SVC: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------
John W. Ballantine                              None
Lewis A. Burnham                                None
Donald L. Dunaway                               None
James R. Edgar                                  None
Paul K. Freeman                                 None
Robert B. Hoffman                               None
William McClayton                               None
Shirley D. Peterson                             None
Robert H. Wadsworth                             None
John G. Weithers                                None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select, Service Shares (formerly known as Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of independent registered public accounting firm. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated April 30, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Service shares is 147539-845.

The CUSIP number of CAT Government & Agency Securities Portfolio's Service shares is 147539-837.

The CUSIP number of CAT Tax-Exempt Portfolio's Service shares is 147539-829.


Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year ending April 30.


The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

          STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                              INVESTORS CASH TRUST

                               Treasury Portfolio


                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                              Tax-Exempt Portfolio



                           Premier Money Market Shares














                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 25, 2005

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Premier Money Market Shares of the Portfolios noted above dated July 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.


The Annual Report of each Portfolio, dated April 30, 2005 (March 31, 2005 for Treasury Portfolio), which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-800-231-8568. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the combined prospectus.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................5

MANAGEMENT OF THE PORTFOLIOS.................................................17

PORTFOLIO SERVICE PROVIDERS..................................................21
   Underwriter...............................................................21
   Independent Registered Public Accounting Firm.............................25
   Legal Counsel.............................................................25
   Fund Accounting Agent.....................................................25
   Administrator.............................................................26
   Custodian, Transfer Agent and Shareholder Service Agent...................26

PORTFOLIO TRANSACTIONS.......................................................26

PURCHASE AND REDEMPTION OF SHARES............................................30

DIVIDENDS....................................................................37

NET ASSET VALUE..............................................................38

TAXES........................................................................38

TRUSTEES AND OFFICERS........................................................40

TRUST ORGANIZATION...........................................................51

PROXY VOTING GUIDELINES......................................................53

FINANCIAL STATEMENTS.........................................................54

ADDITIONAL INFORMATION.......................................................55

APPENDIX -- RATINGS OF INVESTMENTS...........................................56

This combined Statement of Additional Information contains information about Premier Money Market Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio") offered by Cash Account Trust (a "Trust") and Treasury Portfolio (a "Portfolio," collectively "the Portfolios") offered by Investors Cash Trust (a "Trust," collectively the "Trusts").

                             INVESTMENT RESTRICTIONS


The Trusts have adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.




Each Trust is an open-end diversified investment management company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)       Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.


With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset-backed securities will be classified separately, based on the standard classifications used by rating agencies.
Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-seller programs, loan backed programs, hybrid programs and special investment vehicles.


The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal Securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in municipal securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

The Treasury Portfolio may not:

 (1) Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

 (2)      Issue senior  securities,  except as permitted under the 1940 Act, and
          as   interpreted   or  modified   by   regulatory   authority   having
          jurisdiction, from time to time;

 (3) Concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

 (4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

 (5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;

 (6) Purchase physical commodities or contracts relating to physical commodities; or

 (7) Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.


The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:


(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) invest more than 10% of total assets in non-affiliated registered investment companies.

The Treasury Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:


(i) Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes.

(ii) Lend portfolio securities in an amount greater than 5% of its total assets.

(iii)    Invest more than 10% of net assets in illiquid securities.


(iv) Invest more than 10% of total assets in non-affiliated registered investment companies.


The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.


Portfolio Holdings. The Portfolios' complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolios files their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

The Portfolios' procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by Portfolios' Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolios' Trustees.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with the stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

Each Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. Each Trust is designed for investors who seek maximum current income consistent with stability of capital. Each Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. Each Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. Cash Account Trust currently offers three investment portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. Investors Cash Trust currently offers two investment portfolios: the Government & Agency Securities Portfolio (which is not offered in this Statement of Additional Information) and the Treasury Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix --Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The  Portfolio  will  normally  invest  at  least  25% of its  total  assets  in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate and in determining whether the Certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. The Portfolio currently intends to purchase securities whose remaining maturities are no longer than 12 months. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. Short-term US Government obligations generally are considered to be the safest short-term investment. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality or that are backed by the full faith and credit of the US Government., there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of

Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Advisor. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.


Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.

Treasury Portfolio. The Treasury Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its goal by investing exclusively in short-term US Treasury securities and repurchase agreements backed by US Treasury securities. All securities purchased have a remaining maturity of 397 days or less. The timely payment of principal and interest on these securities in the portfolio is backed by the full faith and credit of the US Government. See below for information regarding variable rate securities and repurchase agreements.


Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by the Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a funds limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trusts, on behalf of the Portfolios, have received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a fund is actually engaged in borrowing through the interfund lending program, a fund, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, a Portfolio's Board has approved policies established by a Portfolio's Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and a Portfolio's Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a Portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a Portfolio. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months (397 calendar days for Treasury Portfolio) or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government & Agency Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a Portfolio's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a Portfolio.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund's original investment. A Portfolio may also invest in a municipal lease
obligation  by  purchasing  a  participation   interest  in  a  municipal  lease
obligation.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.


Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio  will invest in Municipal  Securities  that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a
Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.


Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.



Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-
dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Funds' investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk.
Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. While the Funds expect to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a Portfolio may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a fund) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a fund has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price.
However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agrees that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months (397 calendar days for Treasury Portfolio) to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a fund's portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.


Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich

Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trusts' Board of Trustees.

Pursuant to an investment management agreement with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trusts' Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trusts may from time to time establish. The Advisor also advises and assists the officers of the Trusts in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Portfolio (such as each Portfolio's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio's federal, state and local tax returns; preparing and filing each Portfolio's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Portfolio under applicable federal and state securities laws; maintaining each Portfolio's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Portfolio; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio's operating budget; processing the payment of each Portfolio's bills; assisting each Portfolio in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each Portfolio in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement a Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of a Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of a Portfolio with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreements, the Trustees of the Trusts who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and  facilities  furnished  to the  portfolios  of Cash Account
Trust (i.e. the Money Market, Government & Agency Securities and Tax-Exempt Portfolios), the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Money Market Portfolio and Government & Agency Securities Portfolio paid the Advisor fees of $6,250,764 and $2,974,584 for the fiscal year ended April 30, 2005, respectively; $5,457,329 and $2,671,603 for the fiscal year ended April 30, 2004, respectively; and $9,711,942 and $2,923,467, respectively, for the fiscal year ended April 30, 2003.

For services and facilities furnished to the portfolios of Investors Cash Trust (i.e. the Treasury Portfolio and the Government & Agency Securities Portfolio (which does not offer Premier Money Market Shares), the Portfolios pay a monthly investment management fee of 1/12 of 0.15% of average daily net assets of such Portfolios. The investment management fee is computed based on the combined average daily net assets of such Portfolios and allocated between the Portfolios based upon the relative net asset levels. Pursuant to the investment management agreement, the Treasury Portfolio incurred investment management fees of $67,256, $75,657 and $91,133 for the fiscal years ended March 31, 2005, 2004 and
2003,  respectively.  For the fiscal  years  ended  March 31, 2005 and March 31,
2004, respectively, the Advisor waived Treasury Portfolio's entire investment management fee. Currently, the expense cap is voluntary and may be terminated any time by the Advisor. For this purpose, "Portfolio operating expenses" do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the continuance of the Portfolios' investment management agreements at a meeting held on September 24, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Portfolios' Oversight Committee met on several occasions to consider the renewal of the Portfolios' investment management agreements. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreements for the Portfolios are fair and reasonable and the continuance of the agreements is in the best interest of each Portfolio. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed each Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of each Portfolio. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed each Portfolio in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that each Portfolio was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreements and in compliance with legal requirements; (ii) the management fees, expense ratios and asset size of each Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of each Portfolio, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Portfolios and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Portfolio expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed each Portfolio's investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Tax-Exempt Portfolio had been identified as a Focus Fund. Underperformance was attributed by the Advisor to defensive measures taken that subsequently were favorable to the Portfolio.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered each Portfolio's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Portfolios' investment management agreements versus those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Portfolio and whether a Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios. The Board noted that the management fee for each Portfolio included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

Each Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trusts, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trusts. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter


Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

The Distribution Agreement, last approved by the Trustees of each Trust on September 24, 2004, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trusts may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trusts and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trusts as defined under the 1940 Act.




As principal underwriter for the Portfolios, SDI acts as agent of each Portfolio in the continuous sale of that Portfolio's shares. SDI pays all its expenses under the distribution agreement including, without limitation, services fees to firms that provide services related to the Portfolios. Each Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.


SDI enters into related administration services and selling group agreements ("services agreements") with firms to provide distribution services for shareholders of the Premier Money Market Shares of each Portfolio. SDI also may provide some of the distribution services for the Premier Money Market Shares of each Portfolio. SDI normally pays such firms for services at a maximum annual rate of 0.25% of average daily net assets of those accounts in the Premier Money Market Shares of the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio, and the Treasury Portfolio that they maintain and service. SDI, in its discretion, may pay firms additional amounts in connection with some or all of the services described above.





During the fiscal year ended April 30, 2005, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid distribution fees of $8,008,803, $4,134,978, $358,117 and $93,601, respectively. During the same time period, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid services fees of $8,008,801, $4,134,978, $358,117 and $93,601, respectively.

During the fiscal year ended April 30, 2004, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid distribution fees of $7,431,978, $3,999,503, $461,470 and $78,490, respectively. During the same time period, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid services fees of $7,431,978, $3,999,503, $461,470 and $9,516, respectively.





During the fiscal year ended April 30, 2003, Premier Money Market Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution services fees of $7,544,611, $4,121,867 and $474,091, respectively. During the fiscal year ended April 30, 2003, Premier Money Market Shares of Treasury Portfolio incurred distribution services fees of $64,279. During the same time period, for Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio, SDI paid as administrative services fees to firms $7,525,132, $4,117,449, $467,483 and $76,996, respectively.


Rule 12b-1 Plans


Each Portfolio has adopted for the Premier Money Market Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each Portfolio pays SDI a distribution services fee, payable monthly, at the annual rate of 0.25% of average daily net assets with respect to the Premier Money Market Shares of the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio, and the Treasury Portfolio. Expenditures by SDI on behalf of Premier Money Market Shares of each Portfolio need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.





The 12b-1 Plans may not be amended to increase the fee to be paid by a Portfolio without approval by a majority of the outstanding voting securities of the Premier Money Market Shares of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Premier Money Market Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Premier Money Market Shares of that Portfolio. The classes of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

During the fiscal year ended April 30, 2005, Premier Money Market Shares Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid $7,690,900, $4,043,292, $410,241 and $94,625, respectively, in administrative services fees to firms.

During the fiscal year ended April 30, 2005, Premier Money Market Shares Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid $7,770,643, $4,043,292, $367,097 and $94,625, respectively, in Rule 12b-1 distribution service fees to firms.

In addition, Premier Money Market Shares Money Market Portfolio, Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio paid $1,936,429, $756,443, $533,744 and $79,846, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

Firms to which service fees may be paid may include affiliates of SDI. In addition, SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Premier Money Market Shares of the Portfolios. SDI also may provide some of the above services and may retain any portion of the fee under the administration agreement not paid to firms to compensate itself for administrative functions performed for the Premier Money Market Shares of the Portfolios.




Administrative services are provided to the Premier Money Market Shares of the Portfolios under an administrative and shareholder services agreement ("administration agreement") with SDI. SDI bears all its expenses of providing services pursuant to the administration agreement between SDI and the Premier Money Market Shares of the Portfolios, including the payment of service fees. Premier Money Market Shares of the Portfolios currently pay SDI an administrative service fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets attributable to those shares of the Portfolios.

Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange to have their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish different minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Portfolio shares in nominee or street name as agent for and on behalf of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation (up to 0.25% of the average daily net assets of each Portfolio's Premier Money Market Share accounts that it maintains and service) through each Portfolio's Shareholder Servicing Agent for record-keeping and other expenses relating to these nominee accounts holding Premier Money Market Shares. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel


Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Portfolios and the Independent Trustees.


Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent

State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110 (the "Custodian"), as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.


                                             Fees Paid to SISC
                                             -----------------

                                                                   Unpaid at
  Fund                    Fiscal Year 2005        Waived        April 30, 2005   Fiscal Year 2004   Fiscal Year 2003
  ----                    ----------------        ------        --------------   ----------------   ----------------

  Money Market               $9,834,330           $107,913       $1,649,161        $10,414,719       $18,618,829
  Portfolio
  Government                 $5,730,795           $121,080         $882,897         $4,977,165        $4,996,756
  Securities Portfolio
  Tax-Exempt Portfolio         $732,097             $3,994          $93,649           $875,732        $1,173,062
  Treasury Portfolio            $98,016             $6,973           $9,842            $92,889           $80,065

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by each Portfolio.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2004 tax rates schedules.

Federal

Tax-Equivalent Yields


                          Effective    Effective      Federal Tax                            Effective     Effective     Federal Tax
Taxable Income Single    State Rate   Federal Rate      Bracket     Taxable Income Joint    State Rate    Federal Rate     Bracket
---------------------    ----------   ------------      -------     --------------------    ----------    ------------     -------

$29,701 - $71,950         0.00%           25.00%        25.00%      $ 59,401 - $119,950       0.00%         25.00%        25.00%
$71,951 - $150,150        0.00%           28.00%        28.00%      $119,951 - $182,800       0.00%         28.00%        28.00%
$150,151 - $326,450       0.00%           33.00%        33.00%      $182,801 - $326,450       0.00%         33.00%        33.00%
over $326,450             0.00%           35.00%        35.00%           over $326,450        0.00%         35.00%        35.00%

--------------------------------------------------------------------------------------------------------------------------------
                                             If your combined federal and state effective tax rate in 2005 is:
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
                                10.00%          15.00%          25.00%          28.00%                 33.00%        35.00%
---------------------------- --------------- --------------------------------------------------------------------- -------------
To match these
tax-free yields:                             Your taxable investment would have to earn the following yield:
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
2.00%                            2.22%           2.35%           2.67%            2.78%                 2.99%         3.08%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
3.00%                            3.33%           3.53%           4.00%            4.17%                 4.48%         4.62%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
4.00%                            4.44%           4.71%           5.33%            5.56%                 5.97%         6.15%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
5.00%                            5.56%           5.88%           6.67%            6.94%                 7.46%         7.69%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
6.00%                            6.67%           7.06%           8.00%            8.33%                 8.96%         9.23%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
7.00%                            7.78%           8.24%           9.33%            9.72%                10.45%        10.77%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
8.00%                            8.89%           9.41%          10.67%           11.11%                11.94%        12.31%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------
9.00%                           10.00%          10.59%          12.00%           12.50%                13.43%        13.85%
---------------------------- --------------- ------------- ---------------- ----------------------- -------------- -------------

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services.

Purchase of Shares

Shares of each Portfolio are sold at net asset value through selected financial services firms, such as broker-dealers and banks ("firms"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment for shares of each Portfolio of $1,000 and $50 for subsequent investments, but these minimums may be changed at anytime in management's discretion. Firms offering Portfolio shares may set different minimums for accounts they service and may change such minimums at their discretion. The Trusts may waive the minimum for purchases by trustees, directors, officers or employees of the Trusts or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from a Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders.




If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to appropriate Fund bank account (Money Market Portfolio 346:
98-0119-980-3; Government & Agency Securities Portfolio 347: 98-0119-983-8; Tax-Exempt Portfolio 348: 98-0119-985-4; Treasury Portfolio 343: 98-7036-760-2)
and further credit to your account number.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio, Tax-Exempt Portfolio and Treasury Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder), may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be liquid as a redemption entirely in cash. Each Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. Each Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless a Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When shares are held for the account of a shareholder by a Portfolio's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.


Redemption by Check/ACH Debit Disclosure. The portfolios will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.


The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a portfolio then in the account and available for redemption. A portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by a portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a portfolio may also require that you put your request in writing so that a portfolio will receive it within 14 days after you call. If you order a portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and a portfolio does not do so, a portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after a portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after a portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event a portfolio, the portfolios' named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a portfolio's agreement with you, a portfolio may be liable for your losses or damages. A portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a portfolio's liability shall not exceed the amount of the transfer in question.

A portfolio, the portfolios' named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given a portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio, Government & Agency Securities Portfolio and Treasury Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-466-4250 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $100. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than

$100; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features. Certain firms that offer shares of a Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Financial services firms offering the Portfolios may have their own documents. Please contact the financial services firm from which you received this Statement of Additional Information for more information. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, each Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by either Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trusts. Shareholders should contact Scudder Investments Service Company at 1-888-466-4250 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.


Internet Access

World   Wide   Web   Site.    Scudder    maintains    a   web   site   that   is
http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at the net asset value normally on the last business day of each month for the Money Market Portfolio, the Government & Agency Securities Portfolio, the Tax-Exempt Portfolio and the Treasury Portfolio if a business day, otherwise on the next business day. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features -- Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Portfolio and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, each Portfolio's Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

Taxable  Portfolios.  The  Money  Market  Portfolio,  the  Government  &  Agency
Securities Portfolio and the Treasury Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedules for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

All Portfolios. Each Portfolio is required by law to withhold a portion of taxable dividends paid to certain shareholders that do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which Investors Fiduciary Trust Company serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

                              TRUSTEES AND OFFICERS


The following table presents certain information regarding the Trustees and Officers of Cash Account Trust and Investors Cash Trust as of July 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of a Trust.


Independent Trustees



-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                            Number of Funds
Position(s) Held with a Trust  Principal Occupation(s) During Past 5 Years and                  in Fund Complex
and Length of Time Served(1)   Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------

Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           74
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              74
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         68
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------


                                       40


-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,                                                                            Number of Funds
Position(s) Held with a Trust  Principal Occupation(s) During Past 5 Years and                  in Fund Complex
and Length of Time Served(1)   Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------

Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                74
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              74
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           74
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             74
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         74
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             77
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation  which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            68
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------



                                       41

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------

Name, Date of Birth,                                                                            Number of Funds
Position(s) Held with a Trust  Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
and Length of Time Served(1)   Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4)         Vice Chairman, Deutsche Asset Management ("DeAM") and a member         126
(1942)                         of the DeAM Global Executive Committee (since 2002); Vice
Trustee, 2004-present          Chairman of Putnam Investments, Inc. (1999); Director and
                               Senior Managing Director of Putnam Investments, Inc. and
                               President, Chief Executive Officer, and Director of Putnam
                               Mutual Funds Inc. (1990-1999)

-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director(3), Deutsche Asset Management (since                 n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Director(3), Deutsche Asset Management (2000-present);                 n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------

Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present; Treasurer,       Services and Treasurer for UBS Family of Funds (1998-2004);
since 2005                     Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)

-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------


                                       42

-----------------------------------------------------------------------------------------------------------------

Name, Date of Birth,           Principal Occupation(s) During Past 5 Years and                  Number of Funds
Position(s) Held with a Trust                                                                   in Scudder Fund
and Length of Time Served(1)   Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------

Kathleen Sullivan              Director(3), Deutsche Asset Management                                 n/a
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management                        n/a
Chief Compliance Officer,      (2003-present); formerly, Co-Head of Goldman Sachs Asset
2004-present                   Management Legal (1994-2003)
-----------------------------------------------------------------------------------------------------------------


(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Trusts, managed by the Advisor. For the officers of the Trusts, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.


(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary


Trustees' Responsibilities. The officers of the Trusts manage their day-to-day operations under the direction of the Trusts' Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Trusts and to provide oversight of the management of the Trusts. A majority of the Trusts' Board members are not "interested persons" of the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:


Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Trusts, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trusts' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), Lewis A. Burnham, James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trusts. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John
W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). Each Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trusts, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Trusts, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Trusts, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Trusts' investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Trusts and receives a management fee for its services.

The Board of Trustees of the Trusts established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Trusts, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Trusts. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the portfolios of the Trusts and aggregate compensation from the fund complex during the calendar year 2004.


                                              Compensation
                                                  from                                           Pension or          Total
                                              Government &    Compensation                       Retirement      Compensation
                             Compensation        Agency           from         Compensation       Benefits      Paid to Trustee
                              from Money      Securities       Tax-Exempt      from Treasury  Accrued as Part     from Fund
Name of Trustee            Market Portfolio    Portfolio        Portfolio        Portfolio    of Fund Expenses   Complex(4)(5)
---------------            ----------------    ---------        ---------        ---------    ----------------   -------------


John W. Ballantine               $ 7,925           $5,806           $4,614          $1,502            $0             $194,195
Lewis A. Burnham                 $ 9,259           $6,738           $5,326          $1,751            $0             $217,840
Donald L. Dunaway(1)             $ 7,965           $6,210           $5,070          $1,755            $0             $212,925
James R. Edgar(2)                $ 6,640           $5,160           $4,222          $1,480            $0             $171,820
Paul K. Freeman                  $ 7,365           $5,570           $4,680          $1,425            $0             $190,635
Robert B. Hoffman                $ 7,870           $5,736           $4,544          $1,507            $0             $185,550
William McClayton(3)                 $ 0              $ 0              $ 0              $0            $0                   $0
Shirley D. Peterson(6)           $ 8,446           $6,437           $5,364          $1,902            $0             $219,375
Robert H. Wadsworth(7)                $0               $0               $0              $0            $0             $171,000
John G. Weithers                 $ 6,690           $5,180           $4,230          $1,540            $0             $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust and Investors Cash Trust to Mr. Dunaway are $5,744 and $4,808, respectively.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust and Investors Cash Trust are $72,353 and $20,144, respectively.


(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.


(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 25 trusts/corporations comprised of 74 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 77 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 19 DeAM trust/corporations comprised of 68 funds/portfolios.


(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.


Trustee Fund Ownership. Under the Trusts' Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Trusts and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                             Dollar Range of            Aggregate Dollar Range of Securities
                                    Securities Owned in Cash Account                Owned in All
                                      Trust and Treasury Portfolio     Funds in the Fund Complex Overseen by
Name of Trustee                          of Investors Cash Trust                      Trustee
---------------                          -----------------------                      -------


John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman owned over $100,000 in other funds within the Scudder Fund
         Complex.

***      Newly appointed Trustees, as of December 30, 2004.

As of July 18, 2005, all Trustees and Officers of the Trusts as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trusts' knowledge, as of July 18, 2005, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below:

As of July 18, 2005, 230,015,475 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Government Sec Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,635,684 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 98.98% of the outstanding shares of Cash Account Trust: Government and Agency Securities:
Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 1,707,210,190 shares in the aggregate or 98.24% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio:  Premier  Shares were held in the name LPL  Financial  Services,  San
Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 328,701,009 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market: Davidson Cash Equivalent Shares were held in the name D A Davidson & Co, Money Market Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 735,651,508 shares in the aggregate or 99.94% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,253,911 shares in the aggregate or 10.70% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,092,989 shares in the aggregate or 10.49% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Fibreboard, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 46,560,280 shares in the aggregate or 60.35% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 6,187,031 shares in the aggregate or 8.02% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL First Clearing LLC, INASMUCH Foundation, Glen Allen, VA 23060-9243 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select Shares were held in the name of Scudder Investment, Audit Acct, Pd-02, Kansas City MO 64105-1514 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 62,965,500 shares in the aggregate or 21.08% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208,279,106 shares in the aggregate or 69.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 35,864,890 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 141,331,227 shares in the aggregate or 45.75% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,661,670 shares in the aggregate or 15.43% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 20,174,064 shares in the aggregate or 6.53% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Barbados & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,363,625 shares in the aggregate or 15.33% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of DB Alex, Brown/Pershing, Jersey City, NJ 07399-0001 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 25,000,000 shares in the aggregate or 8.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 50,528,993 shares in the aggregate or 12.94% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 22,016,527 shares in the aggregate or 5.64% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare Saturn & Co, Attn IC Mutual Funds, Boston MA 02116-5021 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 39,718,983 shares in the aggregate or 10.17% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Turtle & Co CC, C/O State Street Bank & Trust, Boston, MA 02206-5489 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 64,866,295 shares in the aggregate or 16.61% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 153,995,500 shares in the aggregate or 39.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 43,770,500 shares in the aggregate or 11.21% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l As Agent, Non Compensation Account, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 7,937,295 shares in the aggregate or 7.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 98,661,015 shares in the aggregate or 87.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 28,336,521 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax Exempt Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 412,191 shares in the aggregate or 9.74% of the outstanding shares of Investors Cash Trust: Treasury Portfolio were held in the name of Special Value Expansion Fund LLC, Santa Monica, CA 90405-2993 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 1,536,472 shares in the aggregate or 36.31% of the outstanding shares of Investors Cash Trust: Treasury Portfolio were held in the name of Palo Pinto County, General Fund, Palo Pinto, TX 76484-0075 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 296,849 shares in the aggregate or 7.02% of the outstanding shares of Investors Cash Trust: Treasury Portfolio were held in the name of Palo Pinto County, Road & Bridge Precinct 1, Palo Pinto, TX 76484-0075 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 401,019 shares in the aggregate or 9.48% of the outstanding shares of Investors Cash Trust: Treasury Portfolio were held in the name of Palo Pinto County, Road & Bridge Precinct 2, Palo Pinto, TX 76484-0075 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 406,171 shares in the aggregate or 9.60% of the outstanding shares of Investors Cash Trust: Treasury Portfolio were held in the name of Palo Pinto County, Road & Bridge Precinct 3, Palo Pinto, TX 76484-0075 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 352,966 shares in the aggregate or 8.34% of the outstanding shares of Investors Cash Trust: Treasury Portfolio were held in the name of Palo Pinto County, Road & Bridge Precinct 4, Palo Pinto, TX 76484-0075 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 7,371,131 shares in the aggregate or 9.29% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier Shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 37,815,742 shares in the aggregate or 47.67% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 6,355,491 shares in the aggregate or 8.01% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 27,670,912 shares in the aggregate or 34.88% of the outstanding shares of Investors Cash Trust: Treasury Portfolio: Premier Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.


Ownership in Securities of the Advisor and Related Companies


As reported to the Portfolios, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).


                                                                                     Value of
                                Owner and                                          Securities on      Percent of
Independent                  Relationship to                                       an Aggregate      Class on an
Trustee                          Trustee            Company      Title of Class        Basis       Aggregate Basis
-------                          -------            -------      --------------        -----       ---------------

John W. Ballantine                                    None
Lewis A. Burnham                                      None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None
John G. Weithers                                      None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement
Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION

Investors Cash Trust is an open-end, diversified management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into two series:
Government & Agency Securities Portfolio and Treasury Portfolio. Government & Agency Securities Portfolio is divided into three classes of shares: Scudder Government Cash Institutional Shares, Scudder Cash Managed Shares and Service Shares. Treasury Portfolio is divided into two classes of shares: Premier Money Market Shares and Service Shares.

Cash Account Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.


The Trusts generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.


The Declarations of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a
disclaimer  is  inoperative   and  the  Trust  itself  is  unable  to  meet  its
obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolios of investments, for each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders dated March 31, 2005 for Treasury Portfolio and April 30, 2005 for Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Information concerning holdings of a Portfolio as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION


The CUSIP number of ICT Treasury Portfolio's Premier shares is 461473-506.


The CUSIP number of CAT Money Market Portfolio's Premier shares is 147539-506.

The CUSIP number of CAT Government & Agency Securities Portfolio's Premier shares is 147539-860.

The CUSIP number of CAT Tax-Exempt Portfolio's Premier shares is 147539-852.

Treasury Portfolio has a fiscal year end of March 31. Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

           STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

                        DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio



                       Premium Reserve Money Market Shares

                        Institutional Money Market Shares

                    Institutional Select Money Market Shares














                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 25, 2005



This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate prospectus for the Premium Reserve Money Market Shares, Institutional Money Market Shares and Institutional Select Money Market Shares, each dated July 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-231-8568, or from the firm from which this Statement of Additional Information was obtained.


The Annual Report to Shareholders of the Money Market Portfolio (the "Portfolio"), dated April 30, 2005 which accompanies this Statement of
Additional Information may also be obtained free of charge by calling 1-800-231-8568. The financial statements contained therein, together with accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----


INVESTMENT RESTRICTIONS....................................................1

INVESTMENT POLICIES AND TECHNIQUES.........................................3

MANAGEMENT OF THE PORTFOLIO...............................................10

PORTFOLIO SERVICE PROVIDERS...............................................14
   Underwriter............................................................14
   Independent Registered Public Accounting Firm..........................16
   Legal Counsel..........................................................16
   Fund Accounting Agent..................................................16
   Administrator..........................................................16
   Custodian, Transfer Agent and Shareholder Service Agent................16

PURCHASE AND REDEMPTION OF SHARES.........................................19

DIVIDENDS.................................................................26

NET ASSET VALUE...........................................................27

TAXES.....................................................................28

TRUSTEES AND OFFICERS.....................................................28

TRUST ORGANIZATION........................................................44

PROXY VOTING GUIDELINES...................................................47

FINANCIAL STATEMENTS......................................................49

ADDITIONAL INFORMATION....................................................49

APPENDIX -- RATINGS OF INVESTMENTS........................................50

This Statement of Additional Information contains information about the Premium Reserve Money Market Shares ("Premium Reserve Shares"), Institutional Money Market Shares ("Institutional Shares") and Institutional Select Money Market Shares ("Select Shares") (collectively, the "Shares"), each a class of the Money Market Portfolio (the "Portfolio" or the "Fund") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which (except for policies designated as nonfundamental below) may not be changed without the approval of a majority of the Portfolio's outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Portfolio may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)      Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)     Invest  in  interests  in oil,  gas or  other  mineral  exploration  or
         development  programs  or  leases,   although  it  may  invest  in  the
         securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the percentage of the Portfolio's total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on standard classifications utilized by ratings agencies.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The  Portfolio,   as  a  nonfundamental  policy  that  may  be  changed  without shareholder vote, may not:

(i) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.


Portfolio Holdings. The Portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio's Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolio's Trustees.

                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with the stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. It is a series investment company that is able to provide investors with a choice of separate investment portfolios. The Trust currently offers three investment portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. The Trust is designed for investors who seek maximum current income consistent with stability of capital. It pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital.

The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix -- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The Portfolio will normally invest at least 25% of its total assets in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a funds limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio Fund.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating  funds to  borrow  money  from and loan  money to each  other  for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, may not borrow except in accordance with its fundamental and nonfundamental policies.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies established by the Advisor reasonably calculated to prevent a fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the two highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a fund may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a fund.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). A fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to the management's appraisal of money market conditions.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a fund will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Portfolio's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A

Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                           MANAGEMENT OF THE PORTFOLIO


Investment Advisor. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.




DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Advisor, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last reviewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management for the Portfolio's portfolio consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to a Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget;
processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its Agreement the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of the Trust over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios of the Trust subject to the Agreement and allocated among all of the Portfolios of the Trust based upon the relative net assets of the Portfolio. Pursuant to the Agreement, Money Market Portfolio paid the Advisor fees of $6,250,764 for the fiscal year ended April 30, 2005; $5,457,329 for the fiscal year ended April 30, 2004; and $9,711,942 for the fiscal year ended April 30, 2003.

The Advisor and certain affiliates have voluntarily agreed to limit certain operating expenses of the Portfolio's Institutional Shares and Select Shares.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.


Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the continuance of the Portfolio's investment management agreement at a meeting held on September 24, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Portfolio's Oversight Committee met on several occasions to consider the renewal of the Portfolio's investment management agreements. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Portfolio are fair and reasonable and the continuance of the agreements is in the best interest of the Portfolio. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed the Portfolio in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Portfolio was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreements and in compliance with legal requirements; (ii) the management fee, expense ratio and asset size of the Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolio, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Portfolio relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Portfolio, including revenues derived from services provided to the Portfolio by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Portfolio and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Portfolio expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Portfolio's investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds.




Fees and Expenses. The Board considered the Portfolio's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered the Portfolio's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Portfolio's investment management agreement versus those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolio. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolio. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolio and whether the Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolio. The Board noted that the management fee for the Portfolio included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics


The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Portfolio.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. SDI has related selling group agreements with various firms to provide distribution services for shareholders. SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Portfolio Shares.

The Distribution Agreement had an initial term ending September 30, 2002 and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

Administrative services are provided to the Portfolio under a services agreement (the "Services Agreement") with SDI. SDI bears all its expenses of providing services pursuant to the Services Agreement between SDI and the Portfolio, including the payment of service fees. Premium Reserve Shares and Institutional Shares of the Portfolio each pay SDI an administrative service fee, payable monthly, at an annual rate of up to 0.15% and 0.075%, respectively, of average daily net assets of those shares of the Portfolio. Currently, the fee is limited to 0.01% for the Institutional Shares, but may be increased to the 0.075% level by the Board. A portion of these fees for Premium Reserve Shares and Institutional Shares is paid pursuant to a 12b-1 Plan as described below.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide distribution, cash management and other services for the Portfolio's shareholders. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolio. SDI normally pays such firms for administrative services, payable monthly, at a maximum annual rate of up to 0.075% (currently, 0.01%) of average daily net assets of those accounts in the Institutional Shares that they maintain and service and up to 0.25% of average daily net assets of those accounts in the Premium Reserve Shares that they maintain and service, commencing with the month after investment. After the first year, a firm becomes eligible for the monthly service fee and the fee continues until terminated by SDI or the Portfolio. Firms to which service fees may be paid may include affiliates of SDI. SDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. SDI will, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolio.


The Portfolio has adopted for the Premium Reserve Shares and Institutional Shares a separate Rule 12b-1 Plan (each a "Plan," collectively, the "Plans") pursuant to the provisions under Rule 12b-1 under the 1940 Act. Rule 12b-1 under the 1940 Act regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. As noted above, the Shares pay an administrative services fee to SDI as a percentage of daily net assets for services provided for the benefit of the Portfolio and the shareholders. The Plans authorize the payment of up to 0.075% for the Institutional Shares and up to 0.10% for the Premium Reserve Shares. Currently, one-half of the 0.01% administrative services fee rate that is being paid by the Institutional Shares is authorized by the Plan. The Plans continue from year to year so long as such continuance is approved by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. The vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan. The 12b-1 Plans may not be amended to increase the fee to be paid by a class of the Portfolio without approval by a majority of the outstanding voting securities of the class of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Portfolio. Each class of the Portfolio of the Trust will vote separately with respect to the 12b-1 Plans.

During the fiscal year ended April 30, 2005, Premium Reserve Shares paid distribution fees of $298,476. During the same time period, Premium Reserve Shares paid services fees of $447,378.

During the fiscal year ended April 30, 2005, Premium Reserve Shares and Institutional Shares incurred administrative services fees of $701,975 and $31,951, respectively, to firms.

During the fiscal year April 30, 2004, Premium Reserve Shares and Institutional Shares incurred administrative services fees of $145,302 and $12,358, respectively. During the fiscal year ended April 30, 2004 Premium Reserve Shares and Institutional Shares incurred distribution services fees of $217,954 and $12,358, respectively. During the fiscal year ended April 30, 2004, for Premium Reserve Shares and Institutional Shares, SDI paid administrative service fees of $356,712 and $56,223 to firms.

Firms to which service fees may be paid may include affiliates of SDI. In addition, SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Premier Money Market Shares of the Portfolios. SDI also may provide some of the above services and may retain any portion of the fee under the administration agreement not paid to firms to compensate itself for administrative functions performed for the Premier Money Market Shares of the Portfolios.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel


Vedder, Price, Kaufman & Kammholz, P.C, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Portfolio and the Independent Trustees.


Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolio.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.

SSB also acts as transfer agent for the Portfolio.

Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), 210 W. 10th Street, Kansas City, MO 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives, as transfer agent, and pays to SISC annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement.


                                             Fees Paid to SISC
                                             -----------------

                                                                   Unpaid at
  Fund                    Fiscal Year 2005        Waived        April 30, 2005   Fiscal Year 2004   Fiscal Year 2003
  ----                    ----------------        ------        --------------   ----------------   ----------------

  Money Market               $9,834,330           $107,913       $1,649,161        $10,414,719       $18,618,829
  Portfolio

For the fiscal year ended April 30, 2005, SISC charged $341,816 for Premium Reserve Shares and $23,686 for Institutional Shares, respectively, as Shareholder Service Agent with respect to services provided to the Portfolio. As of April 30, 2005, $55,506 and $3,848, respectively, was unpaid.

For the fiscal year ended April 30, 2004, SISC charged Institutional Shares and Premium Reserve Money Market Shares $16,915 and $163,499, respectively.

For the fiscal year ended April 30, 2003 SISC charged the Institutional Shares $88,734; for the fiscal year ended April 30, 2003 SISC charged the Premium Reserve Shares $185,720.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Portfolio.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Portfolio's transfer agent, for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services.

Purchase of Shares

Shares of the Portfolio are sold at their net asset value next determined after an order and payment are received in the form described in the prospectus. For Premium Reserve Shares, the minimum initial investment is $1,000 ($50 for an automatic investment plan) and the minimum subsequent investment is $50. For Institutional Shares, the minimum initial investment is $250,000. For Select Shares the minimum initial investment is $1,000,000. There is no minimum subsequent investment for Institutional Shares and Select Shares. Such minimum amounts may be changed at any time. The Portfolio may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates. An investor wishing to open an account should use the Account Application available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders.




Clients of Firms. Firms provide varying arrangements for their clients with respect to the purchase and redemption of Portfolio shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. Such firms are responsible for the prompt transmission of purchase and redemption orders. Some firms may establish higher minimum investment requirements than set forth above. Such firms may independently establish and charge additional amounts to their clients for their services, which charges would reduce their clients' yield or return. Firms may also hold Portfolio shares in nominee or street name as agent for and on behalf of their clients. In such instances, the Portfolio's Trust's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation through the Trust's Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares (such as check writing redemptions) or the reinvestment of dividends may not be available through such firms or may only be available subject to certain conditions or limitations. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. The prospectus should be read in connection with such firm's material regarding its fees and services.


Other Information. The Portfolio reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders, without prior notice. The Portfolio also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase Shares of the Portfolio are subject to acceptance by the Portfolio and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million is subject to prior approval by the Portfolio. A $10 service fee will be charged when a check for the purchase of Shares is returned because of insufficient or uncollected funds or a stop payment order. Shareholders should direct their inquiries to the firm from which they received this prospectus or to Scudder Investments Service Company ("SISC"), the Trust's "Shareholder Service Agent," 210 W. 10th Street, Kansas City, Missouri 64105-1615.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the portfolio will be redeemed by the portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of the portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.




Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, the portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of the portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is the Portfolio's present policy to redeem in cash, upon consent of a redeeming shareholder, the Portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Portfolio solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of the Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

The Portfolio reserves the right to redeem an account that falls below the minimum investment level. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Portfolio redeems the shareholder account.

Financial services firms provide varying arrangements for their clients to redeem Portfolio Shares. Such firms may independently establish and charge amounts to their clients for such services.

Regular Redemptions. When Shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. The portfolio will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the portfolio upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The portfolio will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The portfolio, the portfolio's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the portfolio will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the portfolio then in the account and available for redemption. The portfolio may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the portfolio to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the portfolio in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the portfolio may also require that you put your request in writing so that the portfolio will receive it within 14 days after you call. If you order the portfolio to stop one of these payments three (3) business days or more before the transfer is scheduled and the portfolio does not do so, the portfolio will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the portfolio sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the portfolio sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the portfolio or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the portfolio, the portfolio's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the portfolio's agreement with you, the portfolio may be liable for your losses or damages. The portfolio will not be liable to you if (i) there are not sufficient funds available in your account,
(ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the portfolio's liability shall not exceed the amount of the transfer in question.

The portfolio, the portfolio's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the portfolio written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the portfolio reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 4:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. This section does not apply to Select Shares. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 ($100 for Institutional Shares) since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent.

Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250 ($100 for Institutional Shares); when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Redemption Features. Certain firms that offer Shares of the Portfolio also provide special redemption features through charge or debit cards and checks that redeem Portfolio Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.-Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.-Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-231-8568 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of the Portfolio's Premium Reserve Shares, Institutional Shares and Select Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. . A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem Portfolio shares on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by SSB. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Portfolio has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Portfolio for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your Portfolio account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Portfolio. Shareholders should contact Scudder Investments Service Company at 1-800-621-1048 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

Internet Access

World Wide Web Site. Scudder maintains a website that is http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. The Portfolio will pay shareholders that redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Portfolio dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. See "Special Features-Exchange Privilege" for a list of such other Scudder Mutual Funds. To use this privilege of investing Portfolio dividends in shares of another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in Premium Reserve Shares, $250,000 in Institutional Shares and $1,000,000 in Select Shares, and must maintain a minimum account value of $1,000 in the fund in which dividends are reinvested.

The Shares of the Portfolio calculate their dividends based on its daily net investment income. For this purpose, the net investment income of the Shares of the Portfolio generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Shares of the Portfolio. Expenses of the Portfolio are accrued each day. While the Shares of the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Shares of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the portfolio do not qualify for the dividends received deduction available to corporate shareholders. The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolio may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which SSB serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.


                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of July 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           74
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              74
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         68
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                74
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              74
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           74
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             74
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------


                                       29

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         74
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             77
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation  which was
                                    the predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            68
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,           Principal Occupation(s) During Past 5 Years and                  Number of Funds
Position(s) Held with the
Trust and Length of Time                                                                        in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, Deutsche Asset Management ("DeAM") and a member         126
Trustee, 2004-present          of the DeAM Global Executive Committee (since 2002); Vice
                               Chairman of Putnam Investments, Inc. (1999); Director and
                               Senior Managing Director of Putnam Investments, Inc. and
                               President, Chief Executive Officer, and Director of Putnam
                               Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------

                                       30

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,           Principal Occupation(s) During Past 5 Years and                  Number of Funds
Position(s) Held with the
Trust and Length of Time                                                                        in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director(3), Deutsche Asset Management (since                 n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Director(3), Deutsche Asset Management (2000-present);                 n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present; Treasurer,       Services and Treasurer for UBS Family of Funds (1998-2004);
since 2005                     Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), Lewis A. Burnham, James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                               Pension or          Total
                                               Retirement      Compensation
                             Compensation       Benefits      Paid to Trustee
                              from Money    Accrued as Part     from Fund
Name of Trustee            Market Portfolio of Fund Expenses   Complex(4)(5)
---------------            ---------------- ----------------   -------------

John W. Ballantine               $ 7,925            $0             $194,195
Lewis A. Burnham                 $ 9,259            $0             $217,840
Donald L. Dunaway(1)             $ 7,965            $0             $212,925
James R. Edgar(2)                $ 6,640            $0             $171,820
Paul K. Freeman                  $ 7,365            $0             $190,635
Robert B. Hoffman                $ 7,870            $0             $185,550
William McClayton(3)                 $ 0            $0                   $0
Shirley D. Peterson(6)           $ 8,446            $0             $219,375
Robert H. Wadsworth(7)               $ 0            $0             $171,000
John G. Weithers                 $ 6,690            $0             $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Mr. Dunaway are $5,744.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Governor Edgar are $72,353.

(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 25 trusts/corporations comprised of 74 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 77 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 19 DeAM trust/corporations comprised of 68 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                      Aggregate Dollar Range of
                            Dollar Range of            Securities Owned in All
                         Securities Owned in Cash     Funds in the Fund Complex
Name of Trustee              Account Trust              Overseen by Trustee
---------------              -------------              -------------------

John W. Ballantine               None                      Over $100,000
Lewis A. Burnham                 None                      Over $100,000
Donald L. Dunaway*               None                      Over $100,000
James R. Edgar*                  None                      Over $100,000
Paul K. Freeman**                None                      Over $100,000
Robert B. Hoffman                None                      Over $100,000
William McClayton***             None                    $10,001 - $50,000
Shirley D. Peterson              None                      Over $100,000
William N. Shiebler              None                      Over $100,000
Robert H. Wadsworth***           None                      Over $100,000
John G. Weithers                 None                      Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman owned over $100,000 in other funds within the Scudder Fund
         Complex.

***      Newly appointed Trustees, as of December 30, 2004.

As of July 18, 2005, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trust's knowledge, as of July 18, 2005, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below:

As of July 18, 2005, 328,701,009 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market: Davidson Cash Equivalent Shares were held in the name D A Davidson & Co, Money Market Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 735,651,508 shares in the aggregate or 99.94% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,253,911 shares in the aggregate or 10.70% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,092,989 shares in the aggregate or 10.49% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Fibreboard, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 46,560,280 shares in the aggregate or 60.35% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 6,187,031 shares in the aggregate or 8.02% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL First Clearing LLC, INASMUCH Foundation, Glen Allen, VA 23060-9243 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select Shares were held in the name of Scudder Investment, Audit Acct, Pd-02, Kansas City MO 64105-1514 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 62,965,500 shares in the aggregate or 21.08% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208,279,106 shares in the aggregate or 69.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------

John W. Ballantine                              None
Lewis A. Burnham                                None


                                       36

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------

Donald L. Dunaway                               None
James R. Edgar                                  None
Paul K. Freeman                                 None
Robert B. Hoffman                               None
William McClayton                               None
Shirley D. Peterson                             None
Robert H. Wadsworth                             None
John G. Weithers                                None


Agreement to Advance Certain Independent Trustee Expenses


In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement
Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.


                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series:
Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares
II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares:
Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.

The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolio's prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination of the Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolio, or any registration of the Trusts with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a
disclaimer  is  inoperative   and  the  Trust  itself  is  unable  to  meet  its
obligations.

                             PROXY VOTING GUIDELINES

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including the Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's website at www.sec.gov or by visiting our website at scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, for the Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated April 30, 2005, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Premium Reserve shares is 147539-407.

The CUSIP number of CAT Money Market Portfolio's Institutional shares is 147539-605.

The CUSIP number of CAT Money Market Portfolio's Institutional Select shares is 147539-811.

The Portfolio has a fiscal year of April 30.

The prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                              Tax-Exempt Portfolio

                         Davidson Cash Equivalent Shares

                      Davidson Cash Equivalent Plus Shares








                       STATEMENT OF ADDITIONAL INFORMATION








                                  July 25, 2005



This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Davidson Cash Equivalent Shares for the Portfolios noted above and the combined prospectus for the Davidson Cash Equivalent Plus Shares for Money Market Portfolio and
Government & Agency Securities Portfolio dated July 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-332-5915, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports of the Portfolios, dated April 30, 2005, which accompany this Statement of Additional Information may also be obtained free of charge by calling 1-800-332-5915. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and hereby deemed to be a part of this Statement of Additional Information.


This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----



INVESTMENT RESTRICTIONS..........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES...............................................................................4

MANAGEMENT OF THE PORTFOLIOS....................................................................................17

PORTFOLIO SERVICE PROVIDERS.....................................................................................21
         Underwriter............................................................................................21
         Sub-Distributor........................................................................................24
         Independent Registered Public Accounting Firm..........................................................24
         Legal Counsel..........................................................................................24
         Fund Accounting Agent..................................................................................24
         Administrator..........................................................................................24
         Custodian, Transfer Agent and Shareholder Service Agent................................................24

PORTFOLIO TRANSACTIONS..........................................................................................25

PURCHASE AND REDEMPTION OF SHARES...............................................................................28

DIVIDENDS.......................................................................................................34

NET ASSET VALUE.................................................................................................35

TAXES    .......................................................................................................35

TRUSTEES AND OFFICERS...........................................................................................37

TRUST ORGANIZATION..............................................................................................55

PROXY VOTING GUIDELINES.........................................................................................57

FINANCIAL STATEMENTS............................................................................................58

ADDITIONAL INFORMATION..........................................................................................58

APPENDIX -- RATINGS OF INVESTMENTS..............................................................................59


This combined Statement of Additional Information contains information about the Davidson Cash Equivalent Plus Shares of the Money Market Portfolio and the Government and Agency Securities Portfolio and the Davidson Cash Equivalent Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").

                       INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)       Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)      Issue  senior  securities  as  defined in the 1940 Act.

Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)      Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.

The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i)       Purchase   securities  of  other  investment   companies,   except  in
          connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Investment more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.

Portfolio Holdings. The Portfolios' complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolios files their Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by a Portfolio.

The Portfolios' procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to a Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if a Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of a Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by Portfolios' Trustees must make a good faith determination in light of the facts then known that a Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolios' Trustees.

                 INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix--Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The  Portfolio  will  normally  invest  at  least  25% of its  total  assets  in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the Trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the Trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality that are backed by the full faith and credit of the US Government, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.


In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in

Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.


Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by a fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a fund's limit on investing in illiquid securities.


Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating  funds to  borrow  money  from and loan  money to each  other  for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally
$1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a fund. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio  will invest in Municipal  Securities  that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a
Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-
dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Funds' investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk.
Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Funds. While the Funds expect to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security" (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by  commitments  acquired by a Portfolio may have the following  features:
(1) they will be in writing and will be physically  held by a fund's  custodian;
(2) a Portfolio's  right to exercise them will be unconditional and unqualified;
(3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                          MANAGEMENT OF THE PORTFOLIOS


Investment Advisor. Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolios. Under the supervision of the Boards of Trustees of the Portfolios, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Portfolios' investment decisions, buys and sells securities for the Portfolios and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.




Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last reviewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of a Portfolio.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Money Market Portfolio, Government Securities Portfolio and Tax-Exempt Portfolio, the Portfolios pay a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such

Portfolios over $3 billion. The investment management fee is computed based on average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $6,250,764, $2,974,584 and $1,783,751 for the fiscal year ended April 30, 2005, respectively; $5,457,329, $2,671,603 and $1,412,728 for the fiscal year ended April 30, 2004, respectively; and $9,711,942, $2,923,467 and $1,374,206, respectively, for the fiscal year ended April 30, 2003.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the continuance of the Portfolios' investment management agreements at a meeting held on September 24, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Portfolios' Oversight Committee met on several occasions to consider the renewal of the Portfolios' investment management agreements. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreements for the Portfolios are fair and reasonable and the continuance of the agreements is in the best interest of each Portfolio. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed each Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of each Portfolio. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed each Portfolio in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that each Portfolio was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreements and in compliance with legal requirements; (ii) the management fees, expense ratios and asset size of each Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of each Portfolio, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Portfolios and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Portfolio expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed each Portfolio's investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Tax-Exempt Portfolio had been identified as a Focus Fund. Underperformance was attributed by the Advisor to defensive measures taken that subsequently were favorable to the Portfolio.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered each Portfolio's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Portfolios' investment management agreements versus those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Portfolio and whether a Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios. The Board noted that the management fee for each Portfolio included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics


The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                     PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Each Portfolio has adopted for the Davidson Cash Equivalent Shares and Davidson Cash Equivalent Plus Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the distribution agreement and pursuant to the 12b-1 Plans, each Portfolio pays SDI a distribution services fee, payable monthly, at the annual rate of 0.30% of average daily net assets with respect to the Davidson Cash Equivalent Shares of the Portfolios and 0.25% of average daily net assets with respect to the Davidson Cash Equivalent Plus Shares Portfolios. Expenditures by SDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.


During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution fees of $493,993, $364,832 and $54,270, respectively. During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid services fees of $411,657, $304,027 and $45,226, respectively.

During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Plus Shares of Money Market Portfolio, and Government & Agency Securities Portfolio paid distribution fees of $131,910 and $102,805, respectively. During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid services fees of $105,536 and $82,241, respectively.




As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolios. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares of the Portfolios. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolios. SDI normally pays such firms for services at a maximum annual rate of 0.25% of average daily net assets of those accounts in the Davidson Cash Equivalent Shares of the Portfolios that they maintain and service and 0.20% of average daily net assets of those accounts in the Davidson Cash Equivalent Plus Shares of the Portfolios that they maintain and service. SDI in its discretion may pay certain firms additional amounts.

SDI will, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolios.

The Distribution Agreement and the 12b-1 Plans continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act. The 12b-1 Plans may not be amended to increase the fee to be paid by the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of a Portfolio without approval by a majority of the outstanding voting securities of the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of a Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Davidson Cash Equivalent Shares or the Davidson Cash Equivalent Plus Shares of that Portfolio. The Portfolios of the Trust will vote separately with respect to 12b-1 Plans.


During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid distribution fees of $493,993, $364,832 and $54,270, respectively. During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid services fees of $411,657, $304,027 and $45,226, respectively.

During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Plus Shares of Money Market Portfolio, and Government & Agency Securities Portfolio paid distribution fees of $131,910 and $102,805, respectively. During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid services fees of $105,536 and $82,241, respectively.

During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid $134,206, $97,933 and $16,215, respectively, in administrative services fees to firms.

During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid $32,946 and $25,395, respectively, in administrative services fees to firms.

During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid $164,029, $119,696 and $19,818, respectively, in Rule 12b-1 distribution service fees to firms.

During the fiscal year ended April 30, 2005, Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid $41,931 and $32,320, respectively, in Rule 12b-1 distribution service fees to firms.

In addition, Davidson Cash Equivalent Shares of Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid $110,603, $72,161 and $11,893, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials. Davidson Cash Equivalent Plus Shares of Money Market Portfolio and Government & Agency Securities Portfolio paid $37,464 and $27,276, respectively, in distribution fees for expenses related to marketing and sales activities, production of sales literature, prospectus printing, media advertising and production of sales promotional materials.

A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense. In addition to the discounts or commissions described above, SDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Funds.

Firms to which service fees may be paid may include affiliates of SDI. In addition, SDI may from time to time, from its own resources, pay firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Premier Money Market Shares of the Portfolios. SDI also may provide some of the above services and may retain any portion of the fee under the administration agreement not paid to firms to compensate itself for administrative functions performed for the Premier Money Market Shares of the Portfolios.


Sub-Distributor

D.A. Davidson & Co., 83rd Street North, Great Falls, MT 59401, acts as sole sub-distributor of the Davidson Cash Equivalent Shares and the Davidson Cash Equivalent Plus Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Portfolios and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolios.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent


State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

State Street also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), 210
W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." SSB receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

                                             Fees Paid to SISC
                                             -----------------

                                                                  Unpaid at
  Fund                    Fiscal Year 2005        Waived        April 30, 2005   Fiscal Year 2004   Fiscal Year 2003
  ----                    ----------------        ------        --------------   ----------------   ----------------

  Money Market               $9,834,330           $107,913       $1,649,161        $10,414,719       $18,618,829
  Portfolio
  Government                 $5,730,795           $121,080         $882,897         $4,977,165        $4,996,756
  Securities Portfolio
  Tax-Exempt Portfolio         $732,097             $3,994          $93,649           $875,732        $1,173,062

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment--tax-exempt or taxable--will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2004 tax rates schedules.

Federal


Tax-Equivalent Yields



                            Effective   Effective    Federal Tax                              Effective     Effective    Federal Tax
Taxable Income Single      State Rate  Federal Rate    Bracket       Taxable Income Joint    State Rate    Federal Rate     Bracket
---------------------      ----------  ------------    -------       --------------------    ----------    ------------     -------

$29,701 - $71,950           0.00%          25.00%      25.00%        $ 59,401 - $119,950       0.00%         25.00%        25.00%
$71,951 - $150,150          0.00%          28.00%      28.00%        $119,951 - $182,800       0.00%         28.00%        28.00%
$150,151 - $326,450         0.00%          33.00%      33.00%        $182,801 - $326,450       0.00%         33.00%        33.00%
over $326,450               0.00%          35.00%      35.00%             over $326,450        0.00%         35.00%        35.00%

---------------------------------------------- --------------- -------------------------------------------------------------
                                                                If your combined
federal and state effective tax rate in 2005 is:
---------------------------------------------- --------------- ------------- ---------------- ----------------------- ------
                            10.00%       15.00%          25.00%          28.00%                 33.00%        35.00%
---------------------------------------------- --------------- -------------------------------------------------------------
To match these                                    Your taxable investment would have to earn the following yield:
tax-free yields:
---------------------------------------------- --------------- ------------- ---------------- ----------------------- ------
2.00%                        2.22%        2.35%           2.67%            2.78%                 2.99%         3.08%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
3.00%                        3.33%        3.53%           4.00%            4.17%                 4.48%         4.62%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
4.00%                        4.44%        4.71%           5.33%            5.56%                 5.97%         6.15%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
5.00%                        5.56%        5.88%           6.67%            6.94%                 7.46%         7.69%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
6.00%                        6.67%        7.06%           8.00%            8.33%                 8.96%         9.23%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
7.00%                        7.78%        8.24%           9.33%            9.72%                10.45%        10.77%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
8.00%                        8.89%        9.41%          10.67%           11.11%                11.94%        12.31%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------
9.00%                       10.00%       10.59%          12.00%           12.50%                13.43%        13.85%
---------------------------------------- ------------- ---------------- ----------------------- -------------- -------------

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                  PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shares of each Portfolio are sold at net asset value only through D.A. Davidson & Co. ("Davidson"). Investors must indicate the Portfolio in which they wish to invest. Each Portfolio has established a minimum initial investment of $1,000 for Davidson Cash Equivalent Shares and a minimum initial investment of $10,000 for Davidson Cash Equivalent Plus Shares, but the minimum may be changed at anytime in management's discretion. Davidson may set higher minimums for accounts they service and may change such minimums at their discretion. The Trust may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders.

If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3; CAT Government & Agency Securities Portfolio 47: 98-0119-983-8; CAT Tax-Exempt Portfolio 48: 98-0119-985-4) and further credit to your account number.

Redemption of Shares


General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder) may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Each Portfolio reserves the right to redeem an account that falls below the minimum investment level of $1,000 for Davidson Cash Equivalent Shares or $10,000 for Davidson Cash Equivalent Plus Shares. Thus, a shareholder who makes only the minimum initial investment and then redeems any portion thereof might have the account redeemed. A shareholder will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before a Portfolio redeems the shareholder account.

Davidson may independently establish and charge other amounts to their clients to redeem Portfolio shares.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Redemption by Check/ACH Debit Disclosure. Effective on or about July 15, 2005, the fund will accept Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. The fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The fund, the fund's transfer agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the fund then in the account and available for redemption. The fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the fund may also require that you put your request in writing so that the fund will receive it within 14 days after you call. If you order the fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the fund does not do so, the fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible (but no later than sixty (60) days after you are sent the first fund statement on which the transaction appears) if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from your financial advisor or investment firm no later than 60 days after the fund sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by your financial advisor or investment firm within sixty (60) days after the fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the fund, the fund's named transfer agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the fund's agreement with you, the fund may be liable for your losses or damages. The fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the fund's liability shall not exceed the amount of the transfer in question.

The fund, the fund's named transfer agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-332-5915 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. Davidson may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than

$250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc.--Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc.--Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-332-5915 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's Davidson Cash Equivalent Shares or $15,000 or more of a Portfolio's Davidson Cash Equivalent Plus Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by State Street Bank ("State Street"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by State Street describe the current fees payable to State Street for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact Scudder Investments Service Company at 1-800-332-5915 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

Internet Access

World   Wide   Web   Site.    Scudder    maintains    a   web   site   that   is
http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of
(a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which State Street acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.


Taxable Portfolios. The Money Market Portfolio and the Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.


Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which State Street serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.


                        TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of July 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           74
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              74
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         68
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                74
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              74
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------



                                       37

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           74
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             74
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         74
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             77
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            68
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

                                       38

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, Deutsche Asset Management ("DeAM") and a member         126
Trustee, 2004-present          of the DeAM Global Executive Committee (since 2002); Vice
                               Chairman of Putnam Investments, Inc. (1999); Director and
                               Senior Managing Director of Putnam Investments, Inc. and
                               President, Chief Executive Officer, and Director of Putnam
                               Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director(3), Deutsche Asset Management (since                 n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Director(3), Deutsche Asset Management (2000-present);                 n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present; Treasurer,       Services and Treasurer for UBS Family of Funds (1998-2004);
since 2005                     Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------



                                       39

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address: 345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.


Officers' Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), Lewis A. Burnham, James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                             Compensation
                                                  from                           Pension or          Total
                                              Government &    Compensation       Retirement      Compensation
                             Compensation        Agency           from            Benefits      Paid to Trustee
                              from Money      Securities       Tax-Exempt     Accrued as Part     from Fund
Name of Trustee            Market Portfolio    Portfolio        Portfolio     of Fund Expenses   Complex(4)(5)
---------------            ----------------    ---------        ---------     ----------------   -------------

John W. Ballantine               $ 7,925           $5,806           $4,614            $0             $194,195
Lewis A. Burnham                 $ 9,259           $6,738           $5,326            $0             $217,840
Donald L. Dunaway(1)             $ 7,965           $6,210           $5,070            $0             $212,925
James R. Edgar(2)                $ 6,640           $5,160           $4,222            $0             $171,820
Paul K. Freeman                  $ 7,365           $5,570           $4,680            $0             $190,635
Robert B. Hoffman                $ 7,870           $5,736           $4,544            $0             $185,550
William McClayton(3)                 $ 0              $ 0              $ 0            $0                   $0
Shirley D. Peterson(6)           $ 8,446           $6,437           $5,364            $0             $219,375
Robert H. Wadsworth(7)               $ 0              $ 0              $ 0            $0             $171,000
John G. Weithers                 $ 6,690           $5,180           $4,230            $0             $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Mr. Dunaway are $5,744.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Governor Edgar are $72,353.

(3) Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 25 trusts/corporations comprised of 74 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 77 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 19 DeAM trust/corporations comprised of 68 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                             Aggregate Dollar Range of
                                             Dollar Range of                   Securities Owned in All
                                         Securities Owned in Cash             Funds in the Fund Complex
Name of Trustee                              Account Trust                       Overseen by Trustee
---------------                              -------------                       -------------------

John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**        Mr. Freeman owned over $100,000 in other funds within the Scudder Fund
          Complex.

***       Newly appointed Trustees, as of December 30, 2004.

As of July 18, 2005, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trust's knowledge, as of July 18, 2005, no person owned of record or beneficially 5% or more of any class of a Portfolio's outstanding shares, except as noted below:

As of July 18, 2005, 230,015,475 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Government Sec Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,635,684 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 98.98% of the outstanding shares of Cash Account Trust: Government and Agency Securities:
Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 1,707,210,190 shares in the aggregate or 98.24% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio:  Premier  Shares were held in the name LPL  Financial  Services,  San
Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 328,701,009 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market: Davidson Cash Equivalent Shares were held in the name D A Davidson & Co, Money Market Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 735,651,508 shares in the aggregate or 99.94% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,253,911 shares in the aggregate or 10.70% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,092,989 shares in the aggregate or 10.49% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Fibreboard, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 46,560,280 shares in the aggregate or 60.35% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 6,187,031 shares in the aggregate or 8.02% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL First Clearing LLC, INASMUCH Foundation, Glen Allen, VA 23060-9243 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select Shares were held in the name of Scudder Investment, Audit Acct, Kansas City MO 64105-1514 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 62,965,500 shares in the aggregate or 21.08% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208,279,106 shares in the aggregate or 69.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 35,864,890 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 141,331,227 shares in the aggregate or 45.75% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,661,670 shares in the aggregate or 15.43% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 20,174,064 shares in the aggregate or 6.53% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Barbados & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,363,625 shares in the aggregate or 15.33% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of DB Alex, Brown/Pershing, Jersey City, NJ 07399-0001 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 25,000,000 shares in the aggregate or 8.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 50,528,993 shares in the aggregate or 12.94% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 22,016,527 shares in the aggregate or 5.64% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare Saturn & Co, Attn IC Mutual Funds, Boston MA 02116-5021 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 39,718,983 shares in the aggregate or 10.17% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Turtle & Co CC, C/O State Street Bank & Trust, Boston, MA 02206-5489 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 64,866,295 shares in the aggregate or 16.61% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 153,995,500 shares in the aggregate or 39.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 43,770,500 shares in the aggregate or 11.21% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l As Agent, Non Compensation Account, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 7,937,295 shares in the aggregate or 7.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 98,661,015 shares in the aggregate or 87.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 28,336,521 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax Exempt Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------

John W. Ballantine                              None

Lewis A. Burnham                                None

Donald L. Dunaway                               None

James R. Edgar                                  None

Paul K. Freeman                                 None

Robert B. Hoffman                               None

William McClayton                               None

Shirley D. Peterson                             None

Robert H. Wadsworth                             None

John G. Weithers                                None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Portfolios' prospectus. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's website at www.sec.gov or by visiting our website at scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Portfolios dated April 30, 2005 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number of CAT Money Market Portfolio's Davidson Cash Equivalent Shares is 147539779. The CUSIP number of CAT Money Market Portfolio's Davidson Cash Equivalent Plus Shares is 147539787.

The CUSIP number of CAT Government & Agency Securities Portfolio's Davidson Cash Equivalent Shares is 147539753. The CUSIP number of CAT Government & Agency Securities Portfolio's Davidson Cash Equivalent Plus Shares is 147539761.

The CUSIP number of CAT Tax-Exempt Portfolio's Davidson Cash Equivalent Shares is 147539746.

Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which a Portfolio has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                        APPENDIX--RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                    Government & Agency Securities Portfolio

                              Tax-Exempt Portfolio

                           Capital Assets Funds Shares











                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 25, 2005

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus for the Capital Assets Funds Shares of the Portfolios noted above dated July 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-888-466-4250, or from the firm from which this Statement of Additional Information was obtained.

The Annual Reports of the Portfolios, dated April 30, 2005 which accompany this Statement of Additional Information may also be obtained free of charge by calling 1-888-466-4250. The financial statements contained therein, together with accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectuses.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3

MANAGEMENT OF THE PORTFOLIOS.................................................17
  Investment Advisor.........................................................17

PORTFOLIO SERVICE PROVIDERS..................................................22
   Underwriter...............................................................22
   Sub-Distributor...........................................................23
   Independent Registered Public Accounting Firm.............................23
   Legal Counsel.............................................................23
   Fund Accounting Agent.....................................................23
   Administrator.............................................................23
   Custodian, Transfer Agent and Shareholder Service Agent...................23

PORTFOLIO TRANSACTIONS.......................................................24

PURCHASE AND REDEMPTION OF SHARES............................................25

DIVIDENDS....................................................................31

NET ASSET VALUE..............................................................31

TAXES........................................................................32

TRUSTEES AND OFFICERS........................................................36

TRUST ORGANIZATION...........................................................53

PROXY VOTING GUIDELINES......................................................55

FINANCIAL STATEMENTS.........................................................56

ADDITIONAL INFORMATION.......................................................56

APPENDIX -- RATINGS OF INVESTMENTS...........................................58

This combined Statement of Additional Information contains information about the Capital Assets Funds Shares of the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio (each a "Portfolio," collectively the "Portfolios") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolios certain investment restrictions which, together with the investment objectives and policies of each Portfolio (except for policies designated as nonfundamental), may not be changed for a Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this combined Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of a Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of a Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Portfolio.

The Trust is an open-end diversified management investment company.

The Money Market Portfolio and the Government & Agency Securities Portfolio individually may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)      Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)     Invest  in  interests  in oil,  gas or  other  mineral  exploration  or
         development  programs  or  leases,   although  it  may  invest  in  the
         securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.


(12)     Issue senior securities as defined in the 1940 Act.


Additionally, the Money Market Portfolio may not:

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset-backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

The Tax-Exempt Portfolio may not:

(1) Purchase securities if as a result of such purchase more than 25% of the Portfolio's total assets would be invested in any industry or in any one state. Municipal securities and obligations of, or guaranteed by, the US Government, its agencies or instrumentalities are not considered an industry for purposes of this restriction.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the US Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Portfolio's assets would be invested in the securities of such issuer. For purposes of this limitation, the Portfolio will regard the entity that has the primary responsibility for the payment of interest and principal as the issuer.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6) Write, purchase or sell puts, calls or combinations thereof, although the Portfolio may purchase municipal securities subject to standby commitments in accordance with its investment objective and policies.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships) except that the Portfolio may invest in municipal securities secured by real estate or interests therein.

(10) Invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs or leases.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.


If a percentage investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Tax-Exempt Portfolio may invest more than 25% of its total assets in industrial development bonds.


The Tax-Exempt Portfolio, as a nonfundamental policy that may be changed without shareholder vote, may not:

(i) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

The Money Market Portfolio and Government & Agency Securities Portfolio, as a nonfundamental policy that may be changed without shareholder vote, individually may not:

(i) Investment more than 10% of total assets in non-affiliated registered investment companies.

The Portfolios will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.


Portfolio Holdings. Each Portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until a Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolios do not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Trust.

The Trust's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Portfolios who require access to this information to fulfill their duties to the Portfolios, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Portfolios have a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Portfolios' nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Trustees of the Trust must make a good faith determination in light of the facts then known that the Portfolios have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolios, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Trustees of the Trust.


                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolios described in this Statement of Additional Information seek to provide maximum current income consistent with stability of capital. Each Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money that it uses to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment Portfolios: the Money Market Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. A Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, each Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that a Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Money Market Portfolio. The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix--Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The  Portfolio  will  normally  invest  at  least  25% of its  total  assets  in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks.

Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the Trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the Trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Government & Agency Securities Portfolio. The Portfolio seeks to provide maximum current income consistent with stability of capital. The Portfolio pursues its objective by investing, under normal circumstances, exclusively in US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements backed by these securities. All such securities purchased have an effective maturity date of 12 months or less. Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Portfolio, however, does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality that are backed by the full faith and credit of the US Government, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Income paid by Treasuries is usually free from state and local income taxes, and for most fund shareholders the bulk of fund distributions will be free from these taxes as well (although not from federal income tax).

Tax-Exempt Portfolio. The Portfolio seeks to provide maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. The Portfolio pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations. Under normal circumstances, at least 80% of the Portfolio's net assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the
District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax and alternative minimum tax ("Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Portfolio does not consider certain "private activity" bonds (i.e., those subject to AMT) to be Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become nonfundamental.

The Portfolio may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Portfolio's Advisor revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Portfolio's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Portfolio's Advisor to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.


The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of 12 months or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the Trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


The Portfolio may purchase and sell Municipal Securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Portfolio, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Portfolio will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.


In seeking to achieve its investment objective, the Portfolio may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's investment manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated.

Temporary Defensive Position. In response to adverse political, economic or market events, the portfolio may adopt a temporary defensive position in which it places more than 20% of the portfolio's assets in high quality money market investments that are subject to federal income tax. To the extent that the portfolio may do so, it may not meet its goal of a high level of current tax-free income.


Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage or a financial instrument which a Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing a Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more Portfolios but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio, but, to the extent employed, could, from time to time, have a material impact on a Portfolio's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein and in the applicable prospectus of the Portfolios.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

A Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. A Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives a fund an undivided interest in the Municipal Security in the proportion that a fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. A Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by a fund. It is anticipated by a fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, a fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Funding Agreements (Money Market Portfolio only). Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a fund's limit on investing in illiquid securities.


Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Portfolios' Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A  Portfolio  may also  purchase  securities  that are not  subject  to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio's decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of a Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating  funds to  borrow  money  from and loan  money to each  other  for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, a Portfolio, as a matter of nonfundamental policy, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, a fund effects sales, redemptions and repurchases at the net asset value per share, normally
$1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent a Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." A Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a Portfolio may not make more than one such investment at any time during such period. A Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by a fund. Further, a Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by a Portfolio.

The assets of a Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. A Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a Portfolio will vary according to the management's appraisal of money market conditions. A Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A Portfolio may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A Portfolio has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a Portfolio in connection with the arrangement. A Portfolio will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Portfolio's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Portfolio's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Portfolio may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof.

These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio.

A Portfolio may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days' notice, of all or any part of such fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which a fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal

Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A Portfolio  will invest in Municipal  Securities  that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a
Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. Tax-Exempt Portfolio's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A Portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months (397 days for Treasury Portfolio) or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


Municipal Trust Receipts. Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts ("MTRs"). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Tax-Exempt Portfolio's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in

MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Exempt Portfolio. While the Tax-Exempt Portfolio expects to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for a Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Portfolio) "acquires a security" (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price on the date of repurchase. In either case, the income to a Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that Portfolio or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and a Portfolio has not perfected an interest in the Obligation, a fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, a Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section

4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by a Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of a fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. A Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by  commitments  acquired by a Portfolio may have the following  features:
(1) they will be in writing and will be physically  held by a fund's  custodian;
(2) a Portfolio's  right to exercise them will be unconditional and unqualified;
(3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a Portfolio's acquisition cost (excluding any accrued interest which a Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a Portfolio and may even result in losses to a Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average maturity. As a result, a Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.



                          MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of each Portfolio, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Portfolio's investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolios' investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with each Portfolio, the Advisor acts as each Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Portfolios if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Portfolio may invest, the conclusions and investment decisions of the Advisor with respect to a Portfolio are based primarily on the analyses of its own research department.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio.

The present investment management agreements (the "Agreements") were approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreements, last renewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005 and continue from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust, Trustees or of a majority of the outstanding voting securities of the Portfolios.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Agreements, the Advisor regularly provides each Portfolio with continuing investment management consistent with each Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to each Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Portfolio.

Under each Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget; processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under its respective Agreement, each Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. Each Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolios with respect thereto.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolios, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolios' expense.

For the services and facilities furnished to the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, each Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of such Portfolios, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of combined average daily net assets of such Portfolios over $3 billion. The investment management fee is computed based on the combined average daily net assets of the Portfolios and allocated among the Portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreements, the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio paid the Advisor fees of $6,250,764, $2,974,584 and $1,783,751 for the fiscal year ended April 30, 2005, respectively; $5,457,329, $2,671,603 and $1,412,728 for the fiscal year ended April 30, 2004, respectively; and $9,711,942, $2,923,467 and $1,374,206, respectively, for the fiscal year ended April 30, 2003.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the continuance of the Portfolios' investment management agreements at a meeting held on September 24, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Portfolios' Oversight Committee met on several occasions to consider the renewal of the Portfolios' investment management agreements. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreements for the Portfolios are fair and reasonable and the continuance of the agreements is in the best interest of each Portfolio. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed each Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of each Portfolio. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed each Portfolio in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that each Portfolio was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreements and in compliance with legal requirements; (ii) the management fees, expense ratios and asset size of each Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of each Portfolio, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Portfolios relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Portfolios, including revenues derived from services provided to the Portfolios by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Portfolios and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Portfolio expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed each Portfolio's investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Tax-Exempt Portfolio had been identified as a Focus Fund. Underperformance was attributed by the Advisor to defensive measures taken that subsequently were favorable to the Portfolio.

Fees and Expenses. The Board considered each Portfolio's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered each Portfolio's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Portfolios' investment management agreements versus those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of each Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolios. The Board considered the profits realized by the Advisor in connection with the operation of each Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Portfolio and whether a Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolios. The Board noted that the management fee for each Portfolio included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics


The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. The Advisor's Code of Ethics covers officers and trustees too. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions.

Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

The Distribution Agreement, last approved by the Trustees on September 24, 2004, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolios. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Capital Assets Funds Shares of the Portfolios. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding a Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolios. SDI normally pays such firms for services at a maximum annual rate of 0.25% of average daily net assets of those accounts in the Capital Assets Funds Shares of the Portfolios that they maintain and service. SDI in its discretion may pay certain firms additional amounts. SDI pays all expenses of distribution of Shares not otherwise paid by dealers and other financial services firms.

SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolios.

Rule 12b-1 Plans

Each Portfolio has adopted for the Capital Assets Funds Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreement and pursuant to the 12b-1 Plans, each Portfolio pays SDI a distribution services fee, payable monthly, at the annual rate of 0.33% of average daily net assets with respect to the Capital Assets Funds Shares of the Portfolios. Expenditures by SDI on behalf of the Portfolios need not be made on the same basis that such fees are allocated. The fees are accrued daily as an expense of the Portfolios.

The 12b-1 Plans may not be amended to increase the fee to be paid by the Capital Assets Funds Shares of a Portfolio without approval by a majority of the outstanding voting securities of the Capital Assets Funds Shares of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plans. The 12b-1 Plans may be terminated for the Capital Assets Funds Shares of a Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Capital Assets Funds Shares of that Portfolio. The classes of the Portfolios of the Trust will vote separately with respect to 12b-1 Plans.

Sub-Distributor

ADP Clearing and Outsourcing Services, Inc., acts as sole sub-distributor of the Capital Assets Funds Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, audits the financial statements of the Portfolios and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of each Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolios.

Administrator

Pursuant to the Sub-Accounting and Sub-Administrator Agreement, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

Custodian, Transfer Agent and Shareholder Service Agent


State  Street Bank and Trust  Company  ("SSB"),  225  Franklin  Street,  Boston,
Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. SSB attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolios.

SSB also acts as transfer agent for the Portfolios. Pursuant to a services agreement with SSB, Scudder Investments Service Company ("SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." State Street receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement. The Capital Assets Funds Shares commenced operations on May 13, 2005.

                                                          Fees Paid to SISC
                                                          -----------------

                                                                   Unpaid at
  Fund                    Fiscal Year 2005        Waived        April 30, 2005   Fiscal Year 2004   Fiscal Year 2003
  ----                    ----------------        ------        --------------   ----------------   ----------------
  Money Market               $9,834,330           $107,913       $1,649,161        $10,414,719       $18,618,829
  Portfolio
  Government                 $5,730,795           $121,080         $882,897         $4,977,165        $4,996,756
  Securities Portfolio
  Tax-Exempt Portfolio         $732,097             $3,994          $93,649           $875,732        $1,173,062


Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolios.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the order for the purchase and sale of portfolio securities, including the allocation of brokerage. The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolios to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolios to their customers. However, the Advisor does not consider sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with such Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolios.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for the Portfolios, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolios.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolios and receive brokerage commissions or other transaction-related compensation from the Portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board of the Trust, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the last three fiscal years each Portfolio paid no portfolio brokerage commissions.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolios' agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolios and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolios' shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolios through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolios through the Shareholder Service Agent for these services.

Purchase of Shares

Shares of each Portfolio are sold at net asset value only through ADP Clearing and Outsourcing Services, Inc., ("ADP"). Investors must indicate the Portfolio in which they wish to invest.

Each Portfolio seeks to have their investment portfolios as fully invested as possible at all times in order to achieve maximum income. Since each Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), each Portfolio has adopted procedures for the convenience of its shareholders and to ensure that each Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Trust or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until a Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The portfolios are open for business each day the New York Stock Exchange is open. Normally, each portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio; and at 12:00 p.m., 3:00 p.m. and 4:00 p.m. Eastern time for Tax-Exempt Portfolio.

For Money Market Portfolio and Government & Agency Securities Portfolio, wire transactions that arrive by 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio), for effectiveness at the 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time (12:00 p.m. and 3:00 p.m. Eastern time for Tax-Exempt Portfolio) and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time (4:00 p.m. Eastern time for Tax-Exempt Portfolio) on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders.




If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the appropriate Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3; CAT Government & Agency Securities Portfolio 47: 98-0119-983-8; CAT Tax-Exempt Portfolio 48: 98-0119-985-4) and further credit to your account number.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of a Portfolio will be redeemed by a Portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time (3:00 p.m. Eastern time for Tax-Exempt Portfolio) and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures. Shareholders who redeem all their shares of a Portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio (12:00 p.m. Eastern time for Tax-Exempt Portfolio) will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.





Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although for Government & Agency Securities Portfolio and Tax-Exempt Portfolio only, it could be delayed for up to seven days. For each portfolio, it could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

Although it is each Portfolio's present policy to redeem in cash, a Portfolio (for Money Market Portfolio, upon consent of a redeeming shareholder) may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of that Portfolio during any 90-day period for any one shareholder of record.

If shares of a Portfolio to be redeemed were purchased by check or through certain Automated Clearing House ("ACH") transactions, the Portfolio may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Portfolio of the purchase amount. Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by a Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

ADP may independently establish and charge other amounts to their clients to redeem Portfolio shares.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time for Tax-Exempt Portfolio and 4:00 p.m. Eastern time for Money Market Portfolio and Government & Agency Securities Portfolio, will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing, subject to the limitations on liability. A Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. Each Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Portfolio reserves the right to terminate or modify this privilege at any time.


Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. ADP may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Portfolio reserves the right to terminate or modify this privilege at any time.

A Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of a Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc. -- Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the Principal Underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of a Portfolio's Capital Assets Funds Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by a Portfolio and may be terminated at any time by the shareholder or a Portfolio. Firms provide varying arrangements for their clients to redeem shares of a Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:


o Individual Retirement Accounts (IRAs) trusteed by SSB. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.


o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by SSB describe the current fees payable to SSB for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.


Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact Scudder Investments Service Company at 1-888-466-4250 or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolios.

Internet Access

World   Wide   Web   Site.    Scudder    maintains    a   web   site   that   is
http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Portfolio at net asset value on the last business day of the month. A Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.


Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of
(a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Tax-Exempt Portfolio), (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of each Portfolio are accrued each day. While each Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of a Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.


If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's

Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, each Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of a Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolios. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Portfolio.

Taxable Portfolios. The Money Market Portfolio and the Government & Agency Securities Portfolio each intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to Federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from these Portfolios do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for Federal income tax purposes. The Portfolios may adjust their schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

Tax-Exempt Portfolio. The Tax-Exempt Portfolio intends to continue to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for Federal income taxes to the extent its earnings are distributed. This Portfolio also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be included by shareholders in their gross income for Federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the US Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Tax-Exempt Portfolio are to be treated as interest on private activity bonds in proportion to the interest income the Portfolio receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax-preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax-preference item. Corporate shareholders are advised to consult their tax advisors with respect to alternative minimum tax consequences.

Shareholders  will be required to disclose on their  Federal  income tax returns
the  amount  of  tax-exempt   interest   earned   during  the  year,   including
exempt-interest dividends received from the Tax-Exempt Portfolio.

Individuals whose modified income exceeds a base amount will be subject to Federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Tax-Exempt Portfolio, and 50% of Social Security benefits.

The tax exemption of dividends from the Tax-Exempt Portfolio for Federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Portfolios are advised to consult their own tax advisors as to the status of their accounts under state and local tax laws.

Each Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes. Further, the Tax-Exempt Portfolio may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Tax-Exempt Portfolio or are "related persons" to such users; such persons should consult their tax advisors before investing in the Tax-Exempt Portfolio.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which State Street serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Tax-Exempt Portfolio may generate. Both tables are based upon current law as to the 2005 tax rates schedules.

Federal


Tax-Equivalent Yields



                                   Effective    Effective      Federal Tax
Taxable Income Single             State Rate   Federal Rate      Bracket       Taxable Income Joint
---------------------             ----------   ------------      -------       --------------------

$29,701 - $71,950                  0.00%           25.00%        25.00%        $ 59,401 - $119,950
$71,951 - $150,150                 0.00%           28.00%        28.00%        $119,951 - $182,800
$150,151 - $326,450                0.00%           33.00%        33.00%        $182,801 - $326,450
over $326,450                      0.00%           35.00%        35.00%             over $326,450

                                    If your combined federal and state effective tax rate in 2005 is:

                                   10.00%          15.00%          25.00%          28.00%
To match these
tax-free yields:                    Your taxable investment would have to earn the following yield:

2.00%                               2.22%           2.35%           2.67%            2.78%
3.00%                               3.33%           3.53%           4.00%            4.17%
4.00%                               4.44%           4.71%           5.33%            5.56%
5.00%                               5.56%           5.88%           6.67%            6.94%
6.00%                               6.67%           7.06%           8.00%            8.33%
7.00%                               7.78%           8.24%           9.33%            9.72%
8.00%                               8.89%           9.41%          10.67%           11.11%
9.00%                              10.00%          10.59%          12.00%           12.50%



                                   Effective     Effective     Federal Tax
Taxable Income Single             State Rate    Federal Rate     Bracket
---------------------             ----------    ------------     -------

$29,701 - $71,950                   0.00%         25.00%        25.00%
$71,951 - $150,150                  0.00%         28.00%        28.00%
$150,151 - $326,450                 0.00%         33.00%        33.00%
over $326,450                       0.00%         35.00%        35.00%

                                    If your combined federal and state effective tax rate in 2005 is:

                                    33.00%        35.00%
To match these
tax-free yields:                    Your taxable investment would have to earn the following yield:

2.00%                                2.99%         3.08%
3.00%                                4.48%         4.62%
4.00%                                5.97%         6.15%
5.00%                                7.46%         7.69%
6.00%                                8.96%         9.23%
7.00%                               10.45%        10.77%
8.00%                               11.94%        12.31%
9.00%                              113.43%        13.85%



Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under Massachusetts Personal Income Tax law; however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of July 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           74
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              74
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         68
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                74
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              74
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------



                                       36

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           74
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             74
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         74
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             77
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            68
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

                                       37

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, Deutsche Asset Management ("DeAM") and a member         126
Trustee, 2004-present          of the DeAM Global Executive Committee (since 2002); Vice
                               Chairman of Putnam Investments, Inc. (1999); Director and
                               Senior Managing Director of Putnam Investments, Inc. and
                               President, Chief Executive Officer, and Director of Putnam
                               Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director(3), Deutsche Asset Management (since                 n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Director(3), Deutsche Asset Management (2000-present);                 n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present; Treasurer,       Services and Treasurer for UBS Family of Funds (1998-2004);
since 2005                     Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------



                                       38

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.


Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), Lewis A. Burnham, James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                                                                   Pension
                                              Compensation                           or
                                                  from                           Retirement             Total
                                              Government &                        Benefits           Compensation
                             Compensation        Agency        Compensation      Accrued as        Paid to Trustee
                              from Money      Securities      from Tax-Exempt   Part of Fund          from Fund
      Name of Trustee      Market Portfolio    Portfolio         Portfolio        Expenses          Complex(4)(5)
      ---------------      ----------------    ---------         ---------        --------          --------------
John W. Ballantine               $ 7,925           $5,806             $4,614              $0            $194,195
Lewis A. Burnham                 $ 9,259           $6,738             $5,326              $0            $217,840
Donald L. Dunaway(1)             $ 7,965           $6,210             $5,070              $0            $212,925
James R. Edgar(2)                $ 6,640           $5,160             $4,222              $0            $171,820
Paul K. Freeman                  $ 7,365           $5,570             $4,680              $0            $190,635
Robert B. Hoffman                $ 7,870           $5,736             $4,544              $0            $185,550
William McClayton(3)                 $ 0              $ 0                $ 0              $0                  $0
Shirley D. Peterson(6)           $ 8,446           $6,437             $5,364              $0            $219,375
Robert H. Wadsworth(7)               $ 0              $ 0                $ 0              $0            $171,000
John G. Weithers                 $ 6,690           $5,180             $4,230              $0            $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Mr. Dunaway are $5,744.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Governor Edgar are $72,353.

(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 25 trusts/corporations comprised of 74 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 77 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 19 DeAM trust/corporations comprised of 68 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                        Aggregate Dollar Range of Securities
                                             Dollar Range of                        Owned in All
                                    Securities Owned in Cash Account   Funds in the Fund Complex Overseen by
Name of Trustee                                   Trust                               Trustee
---------------                                   -----                               -------
John W. Ballantine                                None                             Over $100,000
Lewis A. Burnham                                  None                             Over $100,000
Donald L. Dunaway*                                None                             Over $100,000
James R. Edgar*                                   None                             Over $100,000
Paul K. Freeman**                                 None                             Over $100,000
Robert B. Hoffman                                 None                             Over $100,000
William McClayton***                              None                           $10,001 - $50,000
Shirley D. Peterson                               None                             Over $100,000
William N. Shiebler                               None                             Over $100,000
Robert H. Wadsworth***                            None                             Over $100,000
John G. Weithers                                  None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman owned over $100,000 in other funds within the Scudder Fund
         Complex.

***      Newly appointed Trustees, as of December 30, 2004.

As of July 18, 2005, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trust's knowledge, as of July 18, 2005, no person owned of record or beneficially 5% or more of any class of the Portfolio's outstanding shares, except as noted below:

As of July 18, 2005, 230,015,475 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Government Sec Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,635,684 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 98.98% of the outstanding shares of Cash Account Trust: Government and Agency Securities:
Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 1,707,210,190 shares in the aggregate or 98.24% of the outstanding shares of Cash Account Trust: Government and Agency Securities
Portfolio:  Premier  Shares were held in the name LPL  Financial  Services,  San
Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 328,701,009 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market: Davidson Cash Equivalent Shares were held in the name D A Davidson & Co, Money Market Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 735,651,508 shares in the aggregate or 99.94% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,253,911 shares in the aggregate or 10.70% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,092,989 shares in the aggregate or 10.49% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Fibreboard, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 46,560,280 shares in the aggregate or 60.35% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 6,187,031 shares in the aggregate or 8.02% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL First Clearing LLC, INASMUCH Foundation, Glen Allen, VA 23060-9243 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select Shares were held in the name of Scudder Investment, Audit Acct, Kansas City MO 64105-1514 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 62,965,500 shares in the aggregate or 21.08% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of Fiduciary Trust Co Int'l AS

Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208,279,106 shares in the aggregate or 69.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 35,864,890 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Davidson Cash Equivalent Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 141,331,227 shares in the aggregate or 45.75% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,661,670 shares in the aggregate or 15.43% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Anchorboard & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 20,174,064 shares in the aggregate or 6.53% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of State Street Kansas City, Barbados & Co, Kansas City MO 64105-1307 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 47,363,625 shares in the aggregate or 15.33% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of DB Alex, Brown/Pershing, Jersey City, NJ 07399-0001 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 25,000,000 shares in the aggregate or 8.09% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Institutional Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 50,5`28,993 shares in the aggregate or 12.94% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare & Co, Special Processing Dept, East Syracuse NY 13057-1382 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 22,016,527 shares in the aggregate or 5.64% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Hare Saturn & Co, Attn IC Mutual Funds, Boston MA 02116-5021 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 39,718,983 shares in the aggregate or 10.17% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Turtle & Co CC, C/O State Street Bank & Trust, Boston, MA 02206-5489 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 64,866,295 shares in the aggregate or 16.61% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Knotfloat & Co, C/O State Street Bank, Boston MA 02206-5496 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 153,995,500 shares in the aggregate or 39.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 43,770,500 shares in the aggregate or 11.21% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Managed Shares were held in the name of Fiduciary Trust Co Int'l As Agent, Non Compensation Account, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 7,937,295 shares in the aggregate or 7.03% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of Smith Moore & Company, Clayton, MO 63105-1931 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 98,661,015 shares in the aggregate or 87.44% of the outstanding shares of Cash Account Trust: Tax-Exempt Portfolio: Premier Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 28,336,521 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Tax Exempt Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------
John W. Ballantine                              None
Lewis A. Burnham                                None
Donald L. Dunaway                               None
James R. Edgar                                  None
Paul K. Freeman                                 None
Robert B. Hoffman                               None
William McClayton                               None
Shirley D. Peterson                             None
Robert H. Wadsworth                             None
John G. Weithers                                None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, DeIM has agreed to indemnify and hold harmless the Portfolios against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or

Private Litigation. In recognition of its undertaking to indemnify the Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private
Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolios' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolios.

                               TRUST ORGANIZATION

The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares:
Managed Shares, Institutional Shares, Premier Money Market Shares, Service Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Portfolios' prospectuses and SAIs. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a
disclaimer  is  inoperative   and  the  Trust  itself  is  unable  to  meet  its
obligations.

                             PROXY VOTING GUIDELINES

Each Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. Each Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with each Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of a Portfolio and the interests of the Advisor and its affiliates, including each Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders

(sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's website at www.sec.gov or by visiting our website at scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of each Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Reports to the Shareholders of the Portfolios dated April 30, 2005 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION

The CUSIP number for Cash Account Trust - Money Market Portfolio - Capital Assets Funds Shares is 147539 738. The CUSIP number for Cash Account Trust - Government & Agency Securities Portfolio - Capital Assets Funds Shares is 147539
720. The CUSIP number for Cash Account Trust - Tax-Exempt Portfolio - Capital Assets Funds Shares is 147539 696.

Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio each have a fiscal year end of April 30.

The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               CASH ACCOUNT TRUST

                             Money Market Portfolio

                      Capital Assets Funds Preferred Shares









                       STATEMENT OF ADDITIONAL INFORMATION

                                  July 25, 2005

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Capital Assets Funds Preferred Shares of the Portfolio noted above dated July 25, 2005, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-888-466-4250, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report of the Portfolio, dated April 30, 2005 which accompanies this Statement of Additional Information may also be obtained free of charge by calling 1-888-466-4250. The financial statements contained therein, together with accompanying notes, are incorporated by reference into and are hereby deemed to be a part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS


                                                                                                               Page
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INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................2

MANAGEMENT OF THE PORTFOLIO......................................................................................13
   Investment Advisor............................................................................................13

PORTFOLIO SERVICE PROVIDERS......................................................................................17
   Underwriter...................................................................................................17
   Sub-Distributor...............................................................................................18
   Independent Registered Public Accounting Firm.................................................................18
   Legal Counsel.................................................................................................19
   Fund Accounting Agent.........................................................................................19
   Administrator.................................................................................................19
   Custodian, Transfer Agent and Shareholder Service Agent.......................................................19

PORTFOLIO TRANSACTIONS...........................................................................................19
   Brokerage Commissions.........................................................................................19

PURCHASE AND REDEMPTION OF SHARES................................................................................21

DIVIDENDS........................................................................................................26

NET ASSET VALUE..................................................................................................27

TAXES............................................................................................................27
-----

TRUSTEES AND OFFICERS............................................................................................28

TRUST ORGANIZATION...............................................................................................44

PROXY VOTING GUIDELINES..........................................................................................46

FINANCIAL STATEMENTS.............................................................................................47

ADDITIONAL INFORMATION...........................................................................................47

APPENDIX -- RATINGS OF INVESTMENTS...............................................................................48


This Statement of Additional Information contains information about the Capital Assets Funds Preferred Shares of the Money Market Portfolio (the "Portfolio") offered by Cash Account Trust (the "Trust").

                             INVESTMENT RESTRICTIONS

The Trust has adopted for the Portfolio certain investment restrictions which, together with the investment objectives and policies of the Portfolio (except for policies designated as nonfundamental), may not be changed for the Portfolio without the approval of a majority of its outstanding voting securities which, under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities of the Portfolio present at such meeting, if holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

The Trust is an open-end diversified management investment company. The Portfolio may not:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Portfolio's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(3) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Portfolio's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Portfolio will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Portfolio will not borrow for leverage purposes.

(5) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(6)      Write, purchase or sell puts, calls or combinations thereof.

(7) Purchase or retain the securities of any issuer if any of the officers or trustees of the Trust or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(8) Invest for the purpose of exercising control or management of another issuer.

(9) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10)     Invest  in  interests  in oil,  gas or  other  mineral  exploration  or
         development  programs  or  leases,   although  it  may  invest  in  the
         securities of issuers which invest in or sponsor such programs.

(11) Underwrite securities issued by others except to the extent the Portfolio may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12)     Issue senior securities as defined in the 1940 Act.

(13) Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment advisor, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

With regard to restriction #13, for purposes of determining the concentration of the Portfolio's total assets, asset-backed securities will be classified separately, based on standard classification used by rating agencies. Currently, the following classifications are used: securities arbitrage programs, multi-seller programs, single-dweller programs, loan backed programs, hybrid programs and special investment vehicles.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The  Portfolio,   as  a  nonfundamental  policy  that  may  be  changed  without shareholder vote, may not:

(i) Invest more than 10% of total assets in non-affiliated registered investment companies.

The Portfolio will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the Portfolio's net assets valued at the time of the transaction would be invested in such securities.


Portfolio Holdings. The Portfolio's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Portfolio does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Trust.

The Trust's procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, sub-advisers, custodians, independent auditors, securities lending agents and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Portfolio has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Portfolio's nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Trustees of the Trust must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Trustees of the Trust.


                       INVESTMENT POLICIES AND TECHNIQUES

The Portfolio described in this Statement of Additional Information seeks to provide maximum current income consistent with stability of capital. The Portfolio is managed to maintain a net asset value of $1.00 per share.

The Trust is a money market mutual fund designed to provide its shareholders with professional management of short-term investment dollars. The Trust is designed for investors who seek maximum current income consistent with stability of capital. The Trust pools individual and institutional investors' money and uses it to buy high quality money market instruments. The Trust is a series investment company that is able to provide investors with a choice of separate investment portfolios. It currently offers three investment portfolios: the Portfolio, the Government & Agency Securities Portfolio and the Tax-Exempt Portfolio. The Portfolio's investments are subject to price fluctuations resulting from rising or declining interest rates and are subject to the ability of the issuers of such investments to make payment at maturity. Thus, the Portfolio is designed for investors who want to avoid the fluctuations of principal commonly associated with equity or long-term bond investments. There can be no guarantee that the Portfolio will achieve its objective or that it will maintain a net asset value of $1.00 per share.

The Portfolio seeks maximum current income consistent with stability of capital. The Portfolio pursues its objective by normally investing primarily in the following types of US Dollar-denominated money market instruments that mature in 12 months or less:

1. Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

2. Bank certificates of deposit, time deposits or bankers' acceptances of US banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

3. Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their US and foreign branches) having total assets in excess of $10 billion.

4. Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) are rated high quality by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Duff & Phelps, Inc. ("Duff"); or (ii) if unrated, are determined to be at least equal in quality to one or more of the below ratings in the discretion of Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Currently, only obligations in the top two categories are considered to be rated high quality. The two highest rating categories of Moody's, S&P and Duff for commercial paper are Prime-1 and Prime-2, A-1 and A-2 and Duff 1 and Duff 2, respectively. For other debt obligations, the two highest rating categories for such services are Aaa and Aa, AAA and AA and AAA and AA, respectively. For a description of these ratings, see "Appendix -- Ratings of Investments" in this Statement of Additional Information.

5. Repurchase agreements of obligations that are suitable for investment under the categories are set forth above. Repurchase agreements are discussed below.

In addition, the Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act.

The  Portfolio  will  normally  invest  at  least  25% of its  total  assets  in obligations issued by banks; provided, however, the Portfolio may in the discretion of the Portfolio's Advisor temporarily invest less than 25% of its assets in such obligations whenever the Portfolio assumes a defensive posture. Investments by the Portfolio in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including US branches of foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Portfolio do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Portfolio may invest in high quality participation certificates ("Certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the Certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the Certificates. Payments of principal and interest on the Certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Portfolio's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Portfolio. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered Certificates there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates prior to maturity to the issuer or a third party. While the Portfolio may invest without limit in Certificates, it is currently anticipated that such investments will not exceed 25% of the Portfolio's assets.

Investment Policies

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage or a financial instrument which the Portfolio may purchase are meant to describe the spectrum of investments that the Advisor, in its discretion, might, but is not required to, use in managing the Portfolio's assets. The Advisor may, in its discretion, at any time, employ such practice, technique or instrument for the Portfolio but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio's performance.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolio may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

The Portfolio may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Portfolio's limitation on investments in illiquid securities.

Certificates of Participation. The Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided interest in the Municipal Security in the proportion that the Portfolio's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Portfolio's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Portfolio's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling a fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered "illiquid" securities and will count towards a fund's limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Trust's Board of Trustees has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Portfolio may be required to bear all or part of the registration expenses. The Portfolio may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Portfolio's decision to sell a restricted or illiquid security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Portfolio's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of the Portfolio, has received exemptive relief from the SEC which permits a fund to participate in an interfund borrowing and lending program among certain investment companies advised by the Advisor. The interfund borrowing and lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, may not borrow except in accordance with its fundamental and nonfundamental policies.

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Portfolio may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Pursuant to a rule of the Securities and Exchange Commission, the Portfolio effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of its responsibilities under that rule, the Board of Trustees has approved policies established by the Advisor reasonably calculated to prevent the Portfolio's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the

Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio's investment portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the investment portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Portfolio are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." The Portfolio will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. The Portfolio may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time during such period. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

The assets of the Portfolio consist entirely of cash items and investments having an effective maturity date of 12 months or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the underlying obligation). The term "Government Securities," as used herein, means securities issued or guaranteed as to principal or interest by the US Government, its agencies or instrumentalities. The Portfolio will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio will vary according to the management's appraisal of money market conditions. The Portfolio will invest only in securities determined by the Advisor, pursuant to procedures adopted by the Board, to be of high quality with minimal credit risks.


Municipal Securities. Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The portfolio will invest in Municipal  Securities that at the time of purchase:
(a) are rated within the two highest-ratings for Municipal Securities assigned by Moody's (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to a Portfolio's Advisor; (d) have at the time of purchase Moody's short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of a Portfolio's Advisor. See "Appendix" for a more detailed discussion of the Moody's and S&P ratings outlined above. In addition, a
Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See "Net Asset Value."

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to a Portfolio's shareholders. Such dividend income may be subject to state and local taxes. The portfolio considers short-term Municipal Securities to be those that have a remaining maturity of 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund is in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term "private activity" bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Repurchase Agreements. The Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Portfolio may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations a fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff.

A repurchase agreement provides a means for the Portfolio to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) "acquires a security" (Obligation) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on the date of repurchase. In either case, the income to the Portfolio (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Portfolio has not perfected an interest in the Obligation, the Portfolio may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Portfolio, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Portfolio may incur a loss if the proceeds to the Portfolio of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Portfolio's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Portfolio on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The Portfolio may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Portfolio, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Portfolio's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Portfolio of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by  commitments acquired by the Portfolio may have the following features:
(1) they will be in writing and will be physically held by the Portfolio's custodian; (2) the Portfolio's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Portfolio's acquisition cost (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio will pay for stand-by commitments, either separately in cash or by paying a higher price for Portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Portfolio has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Portfolio intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. The Portfolio may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals not exceeding 12 months to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Portfolio receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Portfolio will be that of holding such a long-term bond and the weighted average maturity of the Portfolio's investments and the Portfolio's liquidity would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Portfolio, the Portfolio intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Portfolio and may even result in losses to the Portfolio if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Portfolio's average maturity. As a result, the Portfolio's return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Portfolio may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Investment Company Securities. The Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and investment policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.



                           MANAGEMENT OF THE PORTFOLIO

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management ("DeAM"), is the investment advisor for the Portfolio. Under the supervision of the Board of Trustees of the Trust, DeIM, with headquarters at 345 Park Avenue, New York, New York, 10154 makes the Portfolio's investment decisions, buys and sells securities for the Portfolio and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM, together with its predecessors, is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm to DeIM reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages the Portfolio's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement with the Portfolio, the Advisor acts as the Portfolio's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of the Portfolio if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

Today, the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolio is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Portfolio and also for other clients advised by the Advisor. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Portfolio.

The present investment management agreement (the "Agreement") was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last renewed by the Trustees on September 24, 2004, will continue in effect until September 30, 2005 and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Portfolio.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminate in the event of their assignment.

Under the Agreement, the Advisor regularly provides the Portfolio with continuing investment management consistent with the Portfolio's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Portfolio's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code") and to the Portfolio's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Portfolio.

Under the Portfolio's Agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for the Portfolio's operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Trust (such as the Trust's transfer agent, pricing agents, Custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Trust's federal, state and local tax returns; preparing and filing the Trust's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Trust under applicable federal and state securities laws; maintaining the Trust's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Trust; assisting in the resolution of accounting and legal issues; establishing and monitoring the Trust's operating budget;
processing the payment of the Trust's bills; assisting the Trust in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Trust in the conduct of its business, subject to the direction and control of the Trustees.

Under the Agreement, the Portfolio is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Portfolio who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Portfolio may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Portfolio. The Portfolio is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Portfolio with respect thereto.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

The Portfolio, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Portfolio shares whose interests are held in an omnibus account.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Portfolio's expense.

For the services and facilities furnished to the Portfolio, the Portfolio pays a monthly investment management fee on a graduated basis at 1/12 of 0.22% of the first $500 million of combined average daily net assets of the Trust, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of average daily net assets over $3 billion. The investment management fee is computed based on the combined average daily net assets of the Trust and allocated among the portfolios based upon the relative net assets of each Portfolio. Pursuant to the Agreement, the Portfolio paid the Advisor fees of $6,250,764, $5,457,329 and $9,711,942 for the fiscal years ended April 30,
2005, 2004 and 2003, respectively.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the continuance of the Portfolio's investment management agreement at a meeting held on September 24, 2004. As part of the annual contract review process, commencing in July 2004, the Board, as a whole, the Independent Trustees, separately, and the Portfolio's Oversight Committee met on several occasions to consider the renewal of the Portfolio's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Portfolio are fair and reasonable and the continuance of the agreement is in the best interest of the Portfolio. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed the Portfolio since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Portfolio. The Board considered, generally, that shareholders invested in the Portfolio, or approved the investment management agreement for the Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed the Portfolio in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that the Portfolio was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreements and in compliance with legal requirements; (ii) the management fees, expense ratios and asset size of the Portfolio relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Portfolio, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Portfolio relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Portfolio, including revenues derived from services provided to the Portfolio by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Portfolio and its shareholders; and (vii) general information about the Advisor. With respect to investment performance, Portfolio expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed the Portfolio's investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods ("Focus Funds") and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was the Portfolio had not been identified as a Focus Fund.

Fees and Expenses. The Board considered the Portfolio's management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered the Portfolio's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under
the  Portfolio's   investment  management  agreements  versus
those under the Advisor's advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Portfolio, including a review of the Advisor's methodology in allocating its costs to the management of the Portfolio. The Board considered the profits realized by the Advisor in connection with the operation of the Portfolio and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolio. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Portfolio and whether the Portfolio has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Portfolio. The Board noted that the management fee for the Portfolio included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Trust, the Advisor and principal underwriter have each adopted codes of ethics under Rule 17j-1 of the 1940 Act. The Advisor's Code of Ethics covers officers and trustees too. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Trust. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                           PORTFOLIO SERVICE PROVIDERS

Underwriter

Pursuant  to  an  underwriting   and   distribution   services   agreement  (the
"Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter for the Trust to provide information and services for existing and potential shareholders. The Distribution Agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

The Distribution Agreement, last approved by the Trustees on September 24, 2004, will continue in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the

Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the continuous sale of its shares of the Portfolio. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs.

SDI has entered into related administration services and selling group agreements ("services agreements") with various firms to provide cash management and other services for shareholders of the Capital Assets Funds Preferred Shares of the Portfolio. The firms are to provide such office space and equipment, telephone facilities, personnel and literature distribution as is necessary or appropriate for providing information and services to the firms' clients. Such services and assistance may include, but may not be limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Portfolio shares of client account balances, answering routine inquiries regarding the Portfolio, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also may provide some of the above services for the Portfolio. SDI normally pays such firms for services at a maximum annual rate of 0.10% of average daily net assets of those accounts in the Capital Assets Funds Preferred Shares of the Portfolio that they maintain and service. SDI in its discretion may pay certain firms additional amounts. SDI pays all expenses of distribution of shares not otherwise paid by dealers and other financial services firms.

SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash or other compensation, to firms that sell shares of the Portfolio.

Rule 12b-1 Plans

The Portfolio has adopted for the Capital Assets Funds Preferred Shares a plan in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). This rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing shares. For its services under the Distribution Agreement and pursuant to the 12b-1 Plan, the Portfolio pays SDI a distribution services fee, payable monthly, at the annual rate of 0.20% of average daily net assets with respect to the Capital Assets Funds Preferred Shares of the Portfolio. Expenditures by SDI on behalf of the Portfolio need not be made on the same basis that such fees are collected. The fees are accrued daily as an expense of the Portfolio.

The 12b-1 Plan may not be amended to increase the fee to be paid by the Capital Assets Funds Preferred Shares of the Portfolio without approval by a majority of the outstanding voting securities of the Capital Assets Funds Preferred Shares of the Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. The 12b-1 Plan may be terminated for the Capital Assets Funds Preferred Shares of the Portfolio at any time without penalty by a vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan, or by a vote of the majority of the outstanding voting securities of the Capital Assets Funds Preferred Shares of the Portfolio.

Sub-Distributor

ADP Clearing and Outsourcing Services, Inc., acts as sole sub-distributor of the Capital Assets Funds Preferred Shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent registered public accounting firm, audits the financial statements of the Portfolio and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, IL 60601 serves as legal counsel to the Trust and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Portfolio and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Portfolio; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company ("SSB") (the "Sub-Accounting and Sub-Administrator Agreement"), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Portfolio.

Administrator

Pursuant to the Sub-Accounting and Sub-Administrator Agreement, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolio.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, (the "Custodian") as custodian, has custody of all securities and cash of the Trust. State Street attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Portfolio.

State Street also acts as transfer agent for the Portfolio. Pursuant to a services agreement with State Street, Scudder Investments Service Company ("SISC"), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as "Shareholder Service Agent." State Street receives as transfer agent, and pays to SISC annual account fees of a maximum of $13 per year per account plus out-of-pocket expense reimbursement.

                                Fees Paid to SISC
                                -----------------

                                                                   Unpaid at
  Fund                    Fiscal Year 2005        Waived        April 30, 2005   Fiscal Year 2004   Fiscal Year 2003
  ----                    ----------------        ------        --------------   ----------------   ----------------

  Money Market               $9,834,330           $107,913       $1,649,161        $10,414,719       $18,618,829
  Portfolio

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolio.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

The Advisor is generally responsible for placing the order for the purchase and sale of portfolio securities, including the allocation of brokerage. The policy of the Advisor in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, the Advisor does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for the Portfolio, to cause the Portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the Portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., "third party research"). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., "proprietary research"). Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the Portfolio making the trade, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for the Portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for the Portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Portfolio.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board of the Trust, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the last three fiscal years the Portfolio paid no portfolio brokerage commissions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Portfolio for such purchases.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Portfolio shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Portfolio's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Portfolio and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Portfolio and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Portfolio next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolio's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Portfolio's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolio through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Portfolio through the Shareholder Service Agent for these services.

Purchase of Shares

Shares of the Portfolio are sold at net asset value only through ADP Clearing and Outsourcing Services, Inc. ("ADP").

The Portfolio seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Portfolio will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Portfolio has adopted procedures for the convenience of its shareholders and to ensure that the Portfolio receives investable funds. An investor wishing to open an account should use the Account Information Form available from the Portfolio or financial services firms. Orders for the purchase of shares that are accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in US Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

The portfolio is open for business each day the New York Stock Exchange is open. Normally, the portfolio calculates its share price every business day: at 2:00 p.m., 4:00 p.m. and 5:00 p.m. Eastern time.

Wire transactions that arrive by 4:00 p.m. Eastern time will receive that day's dividend. Wire purchase orders received between 2:00 p.m. and 4:00 p.m. Eastern time, for effectiveness at the 4:00 p.m. Eastern time net asset value determination may be rejected based` upon certain guidelines. In particular, only investors known to the portfolio may submit wire purchase orders between 2:00 p.m. and 4:00 p.m. Eastern time and acceptance of such an order will, among other things, be based upon the level of purchase orders received by the portfolio, the size of the order submitted, general market conditions and the availability of investments for the portfolio. Investments by check will be effective at 5:00 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.


Please contact your financial advisor for wire instructions and purchase orders.




If payment is wired in Federal Funds, the payment should be directed to UMB Bank, N.A. (ABA #101-000-695), 10th and Grand Avenue, Kansas City, MO 64106 for credit to the Portfolio bank account (CAT Money Market Portfolio 46:
98-0119-980-3) and further credit to your account number.


Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request in the form described below, shares of the portfolio will be redeemed by the portfolio at the next determined net asset value. When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend. A shareholder may use either the regular or expedited redemption procedures.

Shareholders who redeem all their shares of the portfolio will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

Redemption proceeds may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.




Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received). It could be longer when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days). In addition, each portfolio reserves the right to suspend or postpone redemptions as pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1) the New York Stock Exchange is closed other than customary weekend or holiday closings; (2) trading on the New York Stock Exchange is restricted; (3) an emergency exists which makes the disposal of securities owned by a portfolio or the fair determination of the value of a portfolio's net assets not reasonably practicable; or (4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.


Although it is the portfolio's present policy to redeem in cash, upon consent of a redeeming shareholder, the portfolio may pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with any applicable regulatory requirements, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as may be deemed fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition would incur certain transaction costs. Such redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio during any 90-day period for any one shareholder of record.


Shareholders may not use ACH or Redemption Checks (defined below) until the shares being redeemed have been owned for at least 10 days. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

If shares being redeemed were acquired from an exchange of shares of a mutual fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares by the Portfolio may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agents reasonably believe, based upon reasonable verification procedures, that the telephone instructions are genuine. The shareholder will bear the risk of loss, resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.


ADP may independently establish and charge other amounts to their clients to redeem portfolio shares.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust's transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-888-466-4250. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolio reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 4:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing, subject to the limitations on liability. The Portfolio is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolio currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolio reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on the Portfolio ("Redemption Checks"). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $250 since a $10 service fee will be charged as described below. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until the Portfolio receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from the Portfolio or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. The Portfolio reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of the Portfolio. In addition, firms may impose minimum balance requirements in order to offer this feature. ADP may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by the Portfolio.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been owned for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. The Portfolio reserves the right to terminate or modify this privilege at any time.

The Portfolio may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Portfolio shares in excess of the value of the Portfolio account or in an amount less than $250; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when "stop payment" of a Redemption Check is requested.

Special Features

Exchange Privilege. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below.


Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money Market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Treasury Money Fund Institutional, Cash Reserve Fund, Inc. -- Prime Series, Cash Reserve Fund, Inc.-Treasury Series, Cash Reserve Fund, Inc. -- Tax-Free Series, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale in certain states.


The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, financial services firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Shareholders interested in exercising the exchange privilege may obtain an exchange form and prospectuses of the other funds from firms or the principal underwriter. Exchanges also may be authorized by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-888-466-4250 or in writing subject to the limitations on liability described in the prospectus. Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to implement the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulations, 60 days' prior written notice of any termination or material change will be provided.

Automatic Withdrawal Program. An owner of $5,000 or more of the Portfolio's Capital Assets Funds Preferred Shares may provide for the payment from the owner's account of any requested dollar amount up to $50,000 to be paid to the owner or the owner's designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be reinvested automatically at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be amended on thirty days notice by the Portfolio and may be terminated at any time by the shareholder or the Portfolio. Firms provide varying arrangements for their clients to redeem shares of the Portfolio on a periodic basis. Such firms may independently establish minimums for such services.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish your account in any of the following types of retirement plans:

o Individual Retirement Accounts (IRAs) trusteed by State Street Bank ("State Street"). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also trusteed by State Street. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans trusteed by State Street describe the current fees payable to State Street for its services as trustee. Investors should consult with their own tax advisors before establishing a retirement plan.

Electronic Funds Transfer Programs. For your convenience, the Trust has established several investment and redemption programs using electronic funds transfer via the Automated Clearing House (ACH). There is currently no charge by the Trust for these programs. To use these features, your financial institution (your employer's financial institution in the case of payroll deposit) must be affiliated with an Automated Clearing House (ACH). This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account, or employer's payroll bank in the case of Direct Deposit, and your account. Your bank's crediting policies of these transferred funds may vary. These features may be amended or terminated at any time by the Trust. Shareholders should contact Scudder Investments Service Company at 1-888-466-4250; or the financial services firm through which their account was established for more information. These programs may not be available through some firms that distribute shares of the Portfolio.

Internet Access

World   Wide   Web   Site.    Scudder    maintains    a   web   site   that   is
http://www.scudder.com. The site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses. Users can fill out new account forms on-line, order free software, and request literature on funds.

                                    DIVIDENDS

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Portfolio at net asset value on the last business day of the month. The Portfolio will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date.

The Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the Portfolio consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the Portfolio. Expenses of the Portfolio are accrued each day. While the Portfolio's investments are valued at amortized cost, there will be no unrealized gains or losses on such investments. However, should the net asset value of the Portfolio deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and then unrealized gains and losses would be included in net investment income above. Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for Individual Retirement Accounts and other fiduciary accounts for which State Street acts as trustee will be sent quarterly.

If the shareholder elects to receive dividends in cash, checks will be mailed monthly, within five business days of the reinvestment date (described below), to the shareholder or any person designated by the shareholder. At the option of the shareholder, cash dividends may be sent by Federal Funds wire. Shareholders may request to have dividends sent by wire on the Account Application or by contacting the Shareholder Service Agent (see "Purchase of Shares"). The Portfolio reinvests dividend checks (and future dividends) in shares of the Portfolio if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of the Portfolio unless the shareholder requests that such policy not be applied to the shareholder's account.

                                 NET ASSET VALUE

The net asset value of shares of the Portfolio is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

As described in the prospectus, the Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                                      TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Portfolio.

The Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares. Dividends from the Portfolio do not qualify for the dividends received deduction available to corporate shareholders.

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for federal income tax purposes. The Portfolio may adjust its schedule for dividend reinvestment for the month of December to assist in complying with the reporting and minimum distribution requirements contained in the Code.

The Portfolio is required by federal income tax law to withhold a portion of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. Shareholders should consult their tax advisors regarding the 20% withholding requirement.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for Federal income tax purposes.

Shareholders normally will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for IRAs and other fiduciary accounts for which State Street serves as trustee will be sent quarterly. Firms may provide varying arrangements with their clients with respect to confirmations. Tax information will be provided annually. Shareholders are encouraged to retain copies of their account confirmation statements or year-end statements for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Portfolio as an investment through such plans and the precise effect of an investment on their particular tax situation.


                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of Cash Account Trust as of July 25, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted,
(i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           74
Chairperson since 2004, and    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
Trustee, 1995-present          Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              74
Trustee, 1999-present          Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               First Oak Brook Bancshares, Inc.; Oak Brook Bank; American
                               Healthways, Inc. (provider of disease and care management
                               services); Portland General Electric (utility company)
-----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (1933)        Retired; formerly, Director of Management Consulting, McNulty &         68
Trustee, 1977-present          Company; (1990-1998); prior thereto, Executive Vice President,
                               Anchor Glass Container Corporation
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                74
Trustee, 1980-present          Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              74
Trustee, 1999-present          Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  Kemper
                               Insurance Companies; John B. Sanfilippo & Son, Inc.
                               (processor/packager/marketer of nuts, snacks and candy
                               products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                               distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         President, Cook Street Holdings (consulting); Senior Visiting           74
Trustee, 2002-present          Research Scholar, Graduate School of International Studies,
                               University of Denver; Consultant, World Bank/Inter-American
                               Development Bank; formerly, Project Leader, International
                               Institute for Applied Systems Analysis (1998-2001); Chief
                               Executive Officer, The Eric Group, Inc. (environmental
                               insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             74
Trustee, 1981-present          (machinery for the mining and paper industries) (1999-2000);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Managing Director of Finance and Administration, DiamondCluster         74
Trustee, 2004-present          International, Inc. (global management consulting firm)
                               (2001-present); formerly, Partner, Arthur Andersen LLP
                               (1986-2001). Formerly: Trustee, Ravinia Festival; Board of
                               Managers, YMCA of Metropolitan Chicago
-----------------------------------------------------------------------------------------------------------------

                                       29

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Fund Complex
Served(1)                      Other Directorships Held                                         Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth Associates, Inc. (consulting             77
Trustee, 2004-present          firm) (1983 to present).  Director, The Germany Fund, Inc.
                               (since 1986), The New Germany Fund, Inc. (since 1992), The
                               Central Europe and Russia Fund, Inc. (since 1990).  Formerly,
                               Trustee of New York Board Scudder Funds; President and Trustee,
                               Trust for Investment Managers (registered investment company)
                               (1999-2002).  President, Investment Company Administration,
                               L.L.C. (1992*-2001); President, Treasurer and Director, First
                               Fund Distributors, Inc. (June 1990-January 2002); Vice
                               President, Professionally Managed Portfolios (May 1991-January
                               2002) and Advisors Series Trust (October 1996-January 2002)
                               (registered investment companies)

                               *    Inception date of the corporation which was the
                                    predecessor to the L.L.C.
-----------------------------------------------------------------------------------------------------------------
John G. Weithers (1933)        Retired; formerly, Chairman of the Board and Chief Executive            68
Trustee, 1993-present          Officer, Chicago Stock Exchange. Directorships:  Federal Life
                               Insurance Company; Chairman of the Members of the Corporation
                               and Trustee, DePaul University; formerly, International
                               Federation of Stock Exchanges; Records Management Systems
-----------------------------------------------------------------------------------------------------------------

Interested Trustee and Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                        Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
William N. Shiebler(4) (1942)  Vice Chairman, Deutsche Asset Management ("DeAM") and a member         126
Trustee, 2004-present          of the DeAM Global Executive Committee (since 2002); Vice
                               Chairman of Putnam Investments, Inc. (1999); Director and
                               Senior Managing Director of Putnam Investments, Inc. and
                               President, Chief Executive Officer, and Director of Putnam
                               Mutual Funds Inc. (1990-1999)
-----------------------------------------------------------------------------------------------------------------
Julian F. Sluyters(4) (1960)   Managing Director(3), Deutsche Asset Management (since                 n/a
President and Chief Executive  May 2004); President and Chief Executive Officer of The Germany
Officer, 2004-present          Fund, Inc., The New Germany Fund, Inc., The Central Europe and
                               Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc.,
                               Scudder Global High Income Fund, Inc. and Scudder New Asia
                               Fund, Inc. (since May 2004), Scudder Global Commodities Stock
                               Fund, Inc. (since July 2004); President and Chief Executive
                               Officer, UBS Fund Services (2001-2003); Chief Administrative
                               Officer (1998-2001) and Senior Vice President and Director of
                               Mutual Fund Operations (1991 to 1998) UBS Global Asset
                               Management
-----------------------------------------------------------------------------------------------------------------
Philip J. Collora (1945)       Director(3), Deutsche Asset Management                                 n/a
Vice President and Assistant
Secretary, 1986-present
-----------------------------------------------------------------------------------------------------------------



                                       30

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the                                                                        Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                  in Scudder Fund
Served(1)                      Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Kenneth Murphy(5) (1963)       Director(3), Deutsche Asset Management (2000-present);                 n/a
Vice President, 2002-present   formerly, Director, John Hancock Signature Services (1992-2000)
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(5) (1963)     Managing Director(3), Deutsche Asset Management (since July            n/a
Chief Financial Officer,       2004); formerly, Executive Director, Head of Mutual Fund
2004-present; Treasurer,       Services and Treasurer for UBS Family of Funds (1998-2004);
since 2005                     Vice President and Director of Mutual Fund Finance at UBS
                               Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management                                 n/a
Secretary, 2001-present
-----------------------------------------------------------------------------------------------------------------
Lisa Hertz(4) (1970)           Vice President, Deutsche Asset Management                              n/a
Assistant Secretary,
2003-present
-----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch(6) (1954)     Consultant. Formerly, Managing Director, Deutsche Asset                n/a
Assistant Secretary,           Management (2002-2005); formerly, Director, Deutsche Asset
2002-present                   Management (1999-2002); Principal, BT Alex. Brown Incorporated
                               (now Deutsche Bank Securities Inc.) (1998-1999); Assistant
                               General Counsel, United States Securities and Exchange
                               Commission (1993-1998); Director, Deutsche Global Funds Ltd.
                               (2002-2004)
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management                        n/a
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Scott M. McHugh(5) (1971)      Director(3), Deutsche Asset Management                                 n/a
Assistant Treasurer,
2005-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management                                 n/a
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Philip Gallo(4) (1962)         Managing Director(3), Deutsche Asset Management (2003-present);        n/a
Chief Compliance Officer,      formerly, Co-Head of Goldman Sachs Asset Management Legal
2004-present                   (1994-2003)
-----------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

(6)      Address: One South Street, Baltimore, Maryland 21202.

Officers' Role with Principal Underwriter:  Scudder Distributors, Inc.

Caroline Pearson:              Secretary
Philip J. Collora:             Assistant Secretary

Trustees' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman, William McClayton and Lewis A. Burnham. The Audit Committee held eight meetings during calendar year 2004.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), Lewis A. Burnham, James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six meetings during calendar year 2004.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The member of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee was established in November 2004 and therefore held no meetings during calendar year 2004.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler, Donald L. Dunaway (alternate) and John
G. Weithers (alternate). The Trust's Valuation Committee held two meetings during calendar year 2004.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Trust, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine, Robert H. Wadsworth and John G. Weithers. The Equity Oversight Committee held four meetings during calendar year 2004.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Robert H. Wadsworth and John G. Weithers. The Operations Committee held six meetings during calendar year 2004.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held five meetings during calendar year 2004.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee's share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2004.

                                                             Pension or Retirement     Total Compensation
                                Compensation from Money    Benefits Accrued as Part      Paid to Trustee
Name of Trustee                     Market Portfolio           of Fund Expenses         from Fund Complex(4)(5)
---------------                     ----------------           ----------------         -----------------

John W. Ballantine                             $ 7,925                       $0                        $194,195
Lewis A. Burnham                               $ 9,259                       $0                        $217,840
Donald L. Dunaway(1)                           $ 7,965                       $0                        $212,925
James R. Edgar(2)                              $ 6,640                       $0                        $171,820
Paul K. Freeman                                $ 7,365                       $0                        $190,635
Robert B. Hoffman                              $ 7,870                       $0                        $185,550
William McClayton(3)                               $ 0                       $0                              $0
Shirley D. Peterson(6)                         $ 8,446                       $0                        $219,375
Robert H. Wadsworth(7)                             $ 0                       $0                        $171,000
John G. Weithers                               $ 6,690                       $0                        $173,260

(1) Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Mr. Dunaway are $5,744.

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from Cash Account Trust to Governor Edgar are $72,353.

(3)      Mr. McClayton was appointed to the Chicago Board on December 30, 2004.

(4) For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Messrs. Wadsworth, Burnham and Weithers, currently serves on the boards of 25 trusts/corporations comprised of 74 funds/portfolios. Mr. Wadsworth currently serves on the boards of 27 DeAM trust/corporations comprised of 77 funds/portfolios. Messrs. Burnham and Weithers currently serve on the boards of 19 DeAM trust/corporations comprised of 68 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with the possible consolidation of the various Scudder Fund Boards. Such amounts totaled $10,170 for Mr. Burnham and Ms. Peterson. These meeting fees were borne by the Funds. In addition, the aggregate compensation reflects amounts paid to the Trustees for ad hoc committee meetings held with respect to legal and regulatory matters. These amounts totaled $11,865 for Messrs. Ballantine and Dunaway and $8,475 for Mr. Freeman and Ms. Peterson. These meeting fees were borne by the Advisor.

(6) Includes $27,470 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

(7) Mr. Wadsworth was appointed to the Chicago Board on December 30, 2004. He served as a member of the New York Board and the Germany Funds Board in 2004, for which he received the compensation indicated.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DeAM") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Trustee Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2004.

                                                                        Aggregate Dollar Range of
                                        Dollar Range of                   Securities Owned in All
                                    Securities Owned in Cash            Funds in the Fund Complex
Name of Trustee                          Account Trust                      Overseen by Trustee
---------------                          -------------                      -------------------

John W. Ballantine                           None                             Over $100,000
Lewis A. Burnham                             None                             Over $100,000
Donald L. Dunaway*                           None                             Over $100,000
James R. Edgar*                              None                             Over $100,000
Paul K. Freeman**                            None                             Over $100,000
Robert B. Hoffman                            None                             Over $100,000
William McClayton***                         None                           $10,001 - $50,000
Shirley D. Peterson                          None                             Over $100,000



                                       34

                                                                        Aggregate Dollar Range of
                                        Dollar Range of                   Securities Owned in All
                                    Securities Owned in Cash            Funds in the Fund Complex
Name of Trustee                          Account Trust                      Overseen by Trustee
---------------                          -------------                      -------------------

William N. Shiebler                          None                             Over $100,000
Robert H. Wadsworth***                       None                             Over $100,000
John G. Weithers                             None                             Over $100,000

* The dollar range of shares shown includes shadow shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust's Deferred Compensation Plan as more fully described above under "Remuneration."

**       Mr.  Freeman owned over $100,000 in other funds within the Scudder Fund
         Complex.

***      Newly appointed Trustees, as of December 30, 2004.

As of July 18, 2005, all Trustees and Officers of the Trust as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Trust's knowledge, as of July 18, 2005, no person owned of record or beneficially 5% or more of any share class of the Portfolio's outstanding shares, except as noted below:

As of July 18, 2005, 328,701,009 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market: Davidson Cash Equivalent Shares were held in the name D A Davidson & Co, Money Market Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 112,981,014 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Davidson Cash Equivalent Plus Shares were held in the name of D A Davidson & Co, Tax-Exempt Omnibus, Great Falls MT 59403-5015 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 735,651,508 shares in the aggregate or 99.94% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Service Shares were held in the name of Penson Financial Services, Dallas, TX 75201-4609 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,253,911 shares in the aggregate or 10.70% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Owens, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 8,092,989 shares in the aggregate or 10.49% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of Foster & Sears LLP, Fibreboard, Arlington, TX 76015-6008 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 46,560,280 shares in the aggregate or 60.35% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 6,187,031 shares in the aggregate or 8.02% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Shares were held in the name of LPL First Clearing LLC, INASMUCH Foundation, Glen Allen, VA 23060-9243 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208 shares in the aggregate or 100% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Institutional Select Shares were held in the name of Scudder Investment, Audit Acct, Kansas City MO 64105-1514 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 62,965,500 shares in the aggregate or 21.08% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of Fiduciary Trust Co Int'l AS Agent, Attn Mutual Fund Processing, Attn Corporate Treasury, New York NY 10020-2302 who may be deemed to be the beneficial owner of such shares.

As of July 18, 2005, 208,279,106 shares in the aggregate or 69.73% of the outstanding shares of Cash Account Trust: Money Market Portfolio: Premium Reserve Shares were held in the name of LPL Financial Services, San Diego, CA 92121-1968 who may be deemed to be the beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2004. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

                             Owner and                                       Value of         Percent of
Independent                 Relationship                    Title of     Securities on an     Class on an
Trustee                      to Trustee       Company         Class      Aggregate Basis    Aggregate Basis
-------                      ----------       -------         -----      ---------------    ---------------

John W. Ballantine                              None
Lewis A. Burnham                                None
Donald L. Dunaway                               None
James R. Edgar                                  None
Paul K. Freeman                                 None
Robert B. Hoffman                               None
William McClayton                               None
Shirley D. Peterson                             None
Robert H. Wadsworth                             None
John G. Weithers                                None

Agreement to Advance Certain Independent Trustee Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolio, DeIM has agreed to indemnify and hold harmless the Portfolio against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting DeIM ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Portfolio against the Portfolio, their directors and officers, DeIM and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Portfolio and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DeIM has also agreed to indemnify the Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. DeIM is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Portfolio' Boards determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolio or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a trustee of the Portfolio as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DeIM will survive the termination of the investment management agreements between DeIM and the Portfolio.

                               TRUST ORGANIZATION


The Trust is an open-end, management investment company, organized as a business trust under the laws of Massachusetts on March 2, 1990. The Trust may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust is currently divided into three series: Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio. Money Market Portfolio is currently divided into nine classes of shares: Premium Reserve Shares, Premier Money Market Shares, Institutional Shares, Institutional Select Shares, Service Shares (formerly known as Service Shares II), Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, Capital Assets
Funds Shares and Capital Assets Funds Preferred Shares. Government & Agency Securities Portfolio is divided into five classes of shares: Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares, Davidson Cash Equivalent Plus Shares, and Capital Assets Funds Shares. Tax-Exempt Portfolio is divided into six classes of shares: Managed Shares, Institutional Shares, Premier Money Market Shares, Services Shares, Davidson Cash Equivalent Shares and Capital Assets Funds Shares.


The Trustees have the authority to create additional Portfolios and to designate the relative rights and preferences as between the different Portfolios. The Trustees also may authorize the division of shares of a Portfolio into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the Portfolio's prospectuses and SAIs. Each share has equal rights with each other share of the same class of the Portfolio as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Portfolio or class by notice to the shareholders without shareholder approval.

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust, as amended ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.


The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


Subject to the Declaration of Trust, shareholders may remove trustees. Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.



Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any Portfolio or class) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

                             PROXY VOTING GUIDELINES

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including the Portfolio's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended

June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at scudder.com (type "proxy voting" in the search field).

                              FINANCIAL STATEMENTS

The financial statements, including the portfolio of investments, of the Portfolio, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Portfolio dated April 30, 2005 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month end is available upon request no earlier than the 16th day after month end. Please call the number appearing on the front cover of this Statement of Additional Information to make such a request.

                             ADDITIONAL INFORMATION


The CUSIP number of Cash Account Trust Money Market Portfolio's Capital Assets Funds Preferred Shares is 147539 68 8.


The Portfolio has a fiscal year end of April 30.

The Portfolio's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Portfolio and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                       APPENDIX -- RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2 and Duff 1, Duff 2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and

(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

MIG-1 and MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

MOODY'S INVESTORS SERVICE,INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

DUFF & PHELP'S INC. BOND RATINGS

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.